    As filed with the securities and Exchange Commission on February 27, 1998
                                                       Registration No. 33-92982
                                                       Registration No. 811-9054
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         ___

                           Pre-Effective Amendment No.                       ___

                        Post-Effective Amendment No. 7                       _X_


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      ___


                                Amendment No. 7                              _X_


                        (Check appropriate box or boxes)

                           WINTHROP OPPORTUNITY FUNDS

               (Exact name of registrant as specified in charter)

                                 277 Park Avenue
                            New York, New York 10172
                    (Address of Principal Executive Offices)

                                  (212)892-4000
              (Registrant's Telephone Number, Including Area Code)

                                Brian A. Kammerer
                               One Pershing Plaza
                                   10th Floor
                          Jersey City, New Jersey 07399
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Philip H. Harris, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective (check appropriate box)

[_X_] Immediately upon filing pursuant to paragraph (b)
[___] on (date) pursuant to paragraph (b), or [___] 60 days after filing pursuant to paragraph (a)(1)
[___] on (date) pursuant to paragraph (a)(1)
[___] 75 days after filing pursuant to paragraph (a)(2), or [___] on (date) pursuant to paragraph (a)(2) of Rule 485

                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                                                                        Location
-------------                                                                                        --------
Part A for Winthrop Municipal Money Fund and
Winthrop U.S. Government Money Fund

Item 1.    Cover Page ....................................................      Cover Page

Item 2.    Synopsis ......................................................      Summary of Winthrop Expenses

Item 3.    Condensed Financial Information ...............................      Financial Highlights

Item 4.    General Description of Registrant .............................      Cover Page; Investment Objectives and Policies;
                                                                                Additional Information

Item 5.    Management of the Fund ........................................      Management; Additional Information

Item 5A.   Management's Discussion of Fund Performance ...................      Not Applicable

Item 6.    Capital Stock and Other Securities ............................      Introduction; Additional Information; Purchases,
                                                                                Redemptions and Shareholder Services; Daily
                                                                                Dividends, Distributions and Taxes

Item 7.    Purchase of Securities Being Offered ..........................      Purchases, Redemptions and Shareholder Services;
                                                                                Net Asset Value; Expenses of Winthrop

Item 8.    Redemption or Repurchase ......................................      Purchases, Redemptions and Shareholder Services

Item 9.    Pending Legal Proceedings .....................................      Not Applicable

Part B for Winthrop Municipal Money Fund and Winthrop
U.S. Government Money Fund

Item 10.   Cover Page ....................................................      Cover Page

Item 11.   Table of Contents .............................................      Cover Page

Item 12.   General Information and History ...............................      General Information


N-1A Item No.                                                                                        Location
-------------                                                                                        --------
Item 13.   Investment Objectives and Policies ............................      Investment Policies and Restrictions; Portfolio
                                                                                Transactions

Item 14.   Management of the Fund ........................................      Management

Item 15.   Control Persons and Principal Holders of ......................      Shares of Beneficial Interest
           Securities

Item 16.   Investment Advisory and Other Services ........................      Management; General Information

Item 17.   Brokerage Allocation and Other Practices ......................      Portfolio Transactions

Item 18.   Capital Stock and Other Securities ............................      General Information; Purchases, Redemptions and
                                                                                Shareholder Services

Item 19.   Purchase, Redemptions and Pricing of Securities Being
           Offered .......................................................      Purchases, Redemptions and Shareholder Services;
                                                                                Net Asset Value

Item 20.   Tax Status ....................................................      Investment Policies and Restrictions; Dividends,
                                                                                Distributions and Taxes

Item 21.   Underwriters ..................................................      Expenses of the Money Funds

Item 22.   Calculation of Performance Data ...............................      Investment Performance Information

Item 23.   Financial Statements ..........................................      Not Applicable

Part A for the Winthrop Developing Markets Fund and the Winthrop
International Equity Fund

Item 1.    Cover Page ....................................................      Cover Page

Item 2.    Synopsis ......................................................      Summary of Winthrop Expenses

Item 3.    Condensed Financial Information ...............................      Financial Highlights

Item 4.    General Description of Registrant .............................      Cover Page; Investment Objectives and Policies;
                                                                                Additional Information

N-1A Item No.                                                                                        Location
-------------                                                                                        --------
Item 5.    Management of the Fund ........................................      Management; Additional Information


Item 5A.   Management's Discussion of Fund
           Performance ...................................................      Annual Report

Item 6.    Capital Stock and Other Securities ............................      Introduction; Additional Information; Purchases,
                                                                                Redemptions and Shareholder Services; Daily
                                                                                Dividends, Distributions and Taxes

Item 7.    Purchase of Securities Being Offered ..........................      Purchases, Redemptions and Shareholder Services;
                                                                                Net Asset Value; Expenses of Winthrop

Item 8.    Redemption or Repurchase ......................................      Purchases, Redemptions and Shareholder Services

Item 9.    Pending Legal Proceedings .....................................      Not Applicable

Part B for the Winthrop Developing Markets Fund and the Winthrop
International Equity Fund

Item 10.   Cover Page ....................................................      Cover Page

Item 11.   Table of Contents .............................................      Cover Page

Item 12.   General Information and History ...............................      General Information

Item 13.   Investment Objectives and Policies ............................      Investment Policies and Restrictions; Portfolio
                                                                                Transactions; Portfolio Turnover

Item 14.   Management of the Fund ........................................      Management

Item 15.   Control Persons and Principal Holders of
           Securities ....................................................      Shares of Beneficial Interest

Item 16.   Investment Advisory and Other Services ........................      Management; General Information

Item 17.   Brokerage Allocation and Other Practices ......................      Portfolio Transactions

N-1A Item No.                                                                                        Location

-------------                                                                                        --------
Item 18.   Capital Stock and Other Securities ............................      General Information; Purchases, Redemptions and
                                                                                Shareholder Services

Item 19.   Purchase, Redemptions and Pricing of Securities Being
           Offered .......................................................      Purchases, Redemptions and Shareholder Services;
                                                                                Net Asset Value


Item 20.   Tax Status ....................................................      Investment Policies and Restrictions; Dividends,
                                                                                Distributions and Taxes

Item 21.   Underwriters ..................................................      Expenses of the International Funds

Item 22.   Calculation of Performance Data ...............................      Investment Performance Information

Item 23.   Financial Statements ..........................................      Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Winthrop Mutual Funds


Prospectus
February 27, 1998



Winthrop Growth Fund * Winthrop Growth and Income Fund
Winthrop Small Company Value Fund
Winthrop Fixed Income Fund * Winthrop Municipal Trust Fund
Winthrop Developing Markets Fund * Winthrop International Equity Fund Winthrop Municipal Money Fund * Winthrop U.S. Government Money Fund


An investment in these securities is neither insured nor guaranteed by the U.S. Government, is not a deposit or obligation of or guaranteed or endorsed by any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Winthrop Money Funds will be able to maintain a stable net asset value of $1.00 per share. This prospectus sets forth concisely the information a prospective investor should know before investing in the Funds and should be read carefully and retained for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission in such Fund's Statement of Additional Information dated February 27, 1998, and is incorporated herein by reference. For a free copy, contact Winthrop at the address or phone number on the back cover. In addition, the SEC maintains an Internet web site Chttp://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Winthrop Mutual Funds. These securities have not been approved or disapproved by The Securities and Exchange Commission nor has The Securities and Exchange Commission or any State Securities Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A SPECTRUM OF INVESTMENT
ALTERNATIVES

The Winthrop Family of Mutual Funds ('Winthrop') gives investors the opportunity to invest in pools of managed assets, or 'Funds,' with differing investment objectives as stated below:

WINTHROP FOCUS FUNDS

GROWTH FUND
Seeks . . . Long-term growth of capital by investing principally in equity securities with long-term capital appreciation potential.

GROWTH AND INCOME FUND
Seeks . . . Long-term growth of capital and continuity of income by investing principally in dividend-paying common stocks and other equity securities.

SMALL COMPANY VALUE FUND
Seeks . . . A high level of growth of capital by investing principally in equity securities selected on the basis, in the investment adviser's opinion, of their potential for a high level of growth of capital.

FIXED INCOME FUND
Seeks . . . To provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities.

MUNICIPAL TRUST FUND
Seeks . . . To provide as high a level of total return as is consistent with capital preservation by investing principally in municipal securities. This investment objective, unlike most other municipal bond funds, is not to provide current income which is exempt from U.S. federal and/or state income tax. Please read carefully 'Investment Objectives and Policies-- Municipal Trust Fund.'

WINTHROP INTERNATIONAL FUNDS

DEVELOPING MARKETS FUND
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries.

INTERNATIONAL EQUITY FUND
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States.

WINTHROP MONEY FUNDS

MUNICIPAL MONEY FUND
Seeks . . . Maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxes by investing principally in a diversified portfolio of municipal securities.

U.S. GOVERNMENT MONEY FUND
Seeks . . . Maximum current income, consistent with liquidity and safety of principal, by investing in a portfolio of U.S. Government securities.

Each Winthrop Fund is a diversified, open-end investment management company commonly known as a 'mutual fund.' The Focus Funds are portfolios of the Winthrop Focus Funds. The International Funds and the Money Funds are portfolios of the Winthrop Opportunity Funds (the 'Opportunity Funds'). Because the Focus Funds and the Opportunity Funds each offer multiple Funds, they are known as 'series funds.' They are empowered to establish additional Funds with different investment objectives and policies and offer additional classes of shares.

There can, of course, be no assurance that any Winthrop Fund will achieve its investment objective. See 'Investment Objectives and Policies' for a more detailed description of the investment objectives and policies of each of the Winthrop Funds.

PURCHASE INFORMATION

Shares of Winthrop Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through Winthrop's Distributor, Donaldson, Lufkin & Jenrette Securities Corporation, or by contacting your securities dealer.

The minimum initial investment in each Fund is $250 and the minimum for subsequent investments is $25. These minimums are waived for investments by certain types of accounts. Further information can be obtained from Winthrop at the address and telephone number shown on the back cover of this Prospectus. See 'Purchases, Redemptions and Shareholder Services.'

Shares of the Focus and International Funds may be purchased at a price equal to the net asset value of the Fund (i) plus, in the case of Class A shares, an initial sales charge imposed at the time of purchase or (ii) in the case of Class B shares, subject to a contingent deferred sales charge ('CDSC') upon redemption, which declines from 4% during the first year of purchase to zero after four years. See 'Expenses of Winthrop' and 'Purchases, Redemptions and Shareholder Services.'

Shares of the Money Funds may be purchased at a price equal to the net asset value of each Money Fund, which is expected to be $1.00 per share. See 'Net Asset Value.'

--------------------------------------------------------------------------------
                       SUMMARY OF WINTHROP FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES--Fund investors pay various expenses, either directly or indirectly. The purpose of the following tables and Examples is to assist investors in understanding the various costs which shareholders of Winthrop may bear. Maximum transaction costs when investing in a Fund have been summarized, and the annual expenses you would pay are estimated based on the expenses which were incurred by each Fund during the past fiscal year or for the most recent reimbursement policy in effect for the current fiscal year.

                                          FOCUS FUNDS                   INTERNATIONAL FUNDS           MONEY FUNDS
                                --------------------------------  --------------------------------  ---------------
SHAREHOLDER TRANSACTION             CLASS A          CLASS B          CLASS A          CLASS B
EXPENSES                           SHARES(1)        SHARES(2)        SHARES(1)        SHARES(2)
                                ---------------  ---------------  ---------------  ---------------
Maximum sales load imposed on
  purchases
  (as a percentage of offering
  price)......................       4.75%            None             5.75%            None             None

Maximum sales load imposed on
  reinvested dividends (as a
  percentage of offering
  price)......................       None             None             None             None             None

Deferred sales load (as a
  percentage of original
  purchase price or redemption
  proceeds, as applicable)....      None(3)         4%-0%(4)           None           4%-0%(4)           None

Redemption fees (as a
  percentage of amount
  redeemed)...................       None             None             None             None             None

Exchange fee..................       None             None             None             None             None

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC on redemptions within one year of purchase. See 'Purchases, Redemptions and Shareholder Services.'

(2) Class B shares of each Fund automatically convert to Class A shares after eight years. See 'Purchases, Redemptions and Shareholder Services.'

(3) Focus Fund Class A shareholders who received their shares upon conversion of shares purchased prior to February 28, 1996 may be subject to a CDSC as described under 'Purchases, Redemptions and Shareholder Services--Contingent Deferred Sales Charge on Converted Shares.'

(4) 4% during the first year decreasing 1% annually to 0% after the fourth year.

--------------------------------------------------------------------------------


                                         ANNUAL FUND
                                     OPERATING EXPENSES                                   EXAMPLES++
                                     -------------------     --------------------------------------------------------------------
FOCUS FUNDS
GROWTH FUND                          CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.75%       0.75%     After 1 year                $ 61                $ 61         $  21
  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 89                $ 85         $  65
  Other expenses                       0.31%       0.31%     After 5 years               $118                $111         $ 111
                                     -------     -------
  Total fund operating expenses        1.36%       2.06%     After 10 years              $203                $221         $ 221
                                     -------     -------
                                     -------     -------

GROWTH AND INCOME FUND               CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.63%       0.63%     After 1 year                $ 59                $ 59         $  19
  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 84                $ 80         $  60
  Other expenses                       0.29%       0.29%     After 5 years               $111                $104         $ 104
                                     -------     -------
  Total fund operating expenses        1.22%       1.92%     After 10 years              $188                $206         $ 206
                                     -------     -------
                                     -------     -------

SMALL COMPANY VALUE FUND             CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.77%       0.77%     After 1 year                $ 61                $ 61         $  21
  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 88                $ 84         $  64
  Other expenses                       0.28%       0.28%     After 5 years               $118                $110         $ 110
                                     -------     -------
  Total fund operating expenses        1.35%       2.05%     After 10 years              $202                $220         $ 220
                                     -------     -------
                                     -------     -------

FIXED INCOME FUND                    CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.63%       0.63%     After 1 year                $ 57                $ 57         $  17

  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 78                $ 74         $  54
  Other expenses(b)                    0.07%       0.07%     After 5 years               $100                $ 92         $  92
                                     -------     -------
  Total fund operating
    expenses(b)                        1.00%       1.70%     After 10 years              $164                $182         $ 182
                                     -------     -------
                                     -------     -------

MUNICIPAL TRUST FUND                 CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      0.63%       0.63%     After 1 year                $ 57                $ 57         $  17
  12b-1 fees(a)                        0.30%       1.00%     After 3 years               $ 78                $ 74         $  54
  Other expenses(b)                    0.07%       0.07%     After 5 years               $100                $ 92         $  92
                                     -------     -------
  Total fund operating
    expenses(b)                        1.00%       1.70%     After 10 years              $164                $182         $ 182
                                     -------     -------
                                     -------     -------


--------------------------------------------------------------------------------
Refer to footnotes on following page.

--------------------------------------------------------------------------------
                       SUMMARY OF WINTHROP FUND EXPENSES
--------------------------------------------------------------------------------

                                         ANNUAL FUND
                                     OPERATING EXPENSES                                   EXAMPLES++
                                     -------------------     --------------------------------------------------------------------
INTERNATIONAL FUNDS
DEVELOPING MARKETS FUND              CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**
                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      1.25%       1.25%     After 1 year                $ 78                $ 69         $  29
  12b-1 fees(a)                        0.25%       1.00%     After 3 years               $121                $110         $  90
  Other expenses(b)                    0.65%       0.65%     After 5 years               $166                $153         $ 153
                                     -------     -------
  Total fund operating
    expenses(b)                        2.15%(c)    2.90%(c)  After 10 years              $291                $304         $ 304
                                     -------     -------
                                     -------     -------

INTERNATIONAL EQUITY FUND            CLASS A     CLASS B                               CLASS A             CLASS B*     CLASS B**

                                     -------     -------                        ----------------------     --------     ---------
  Management fees                      1.25%       1.25%     After 1 year                $ 78                $ 69         $  29
  12b-1 fees(a)                        0.25%       1.00%     After 3 years               $121                $110         $  90
  Other expenses(b)                    0.65%       0.65%     After 5 years               $166                $153         $ 153
                                     -------     -------
  Total fund operating
    expenses(b)                        2.15%(c)    2.90%(c)  After 10 years              $291                $305         $ 305
                                     -------     -------
                                     -------     -------


                                        ANNUAL FUND
                                     OPERATING EXPENSES                                  EXAMPLES+
                                     ------------------                                  ----------
MONEY FUNDS
MUNICIPAL MONEY FUND
  Management fees                           0.40%                     After 1 year          $  9
  12b-1 fees(e)                             0.25%                     After 3 years         $ 29
  Other expenses(b)                         0.25%                     After 5 years         $ 50
                                             ---
  Total fund operating
    expenses(b)                             0.90%                     After 10 years        $111
                                            ----
                                            ----

U.S. GOVERNMENT MONEY FUND
  Management fees                           0.40%                     After 1 years         $  9
  12b-1 fees(e)                             0.25%                     After 3 years         $ 29
  Other expenses(b)                         0.25%                     After 5 years         $ 50
                                            ----
  Total fund operating
    expenses(b)                             0.90%                     After 10 years        $111
                                             ---
                                             ---


--------------------------------------------------------------------------------


         * Assumes reinvestment of all dividends and redemption at end of period.
        ** Assumes reinvestment of all dividends and no redemption at end of period.
         + Shares purchased directly into a Money Fund will not be subject to Winthrop's CDSC and therefore the expenses paid by a Money
            Fund shareholder will remain unaffected by redemption.

        ++ Ten year figures assume conversion of Class B Shares to Class A shares at the end of the eighth year following the date of purchase.
       (a)  Long-term Class B shareholders may, over time, pay more in 12b-1
            Fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities
            Dealers, Inc. A portion of the 12b-1 Fees represents an asset-based sales charge. See 'Expenses of Winthrop-Distribution
            Agreement.'
       (b) Total Fund Operating Expenses have been adjusted to reflect the most recent reimbursement policy in effect. Referenced below is the amount of management fees voluntarily waived or expenses assumed by each Fund's adviser or its affiliates or, in the case of the International Equity Fund and the Developing Markets Fund, the Funds' adviser and subadviser. In addition, the table below shows what Other Expenses and Total Fund Operating Expenses would have been without such reimbursement during the past fiscal year or, in the case of the Municipal Money Fund and U.S. Government
            Money Fund, during the period from the Funds' inception on February 24, 1997 through October 31, 1997.





                                                                     TOTAL FUND
                                 VOLUNTARY ASSUMPTION  OTHER          OPERATING
                                     OF EXPENSES      EXPENSES        EXPENSES
                                     -----------      --------       ---------
Fixed Income Fund Class A                0.30%  0.37%           1.30%
Fixed Income Fund Class B                0.30%    0.37%           2.00%
Municipal Trust Fund Class A             0.44%    0.51%           1.44%
Municipal Trust Fund Class B             0.44%     0.51%           2.14%
Developing Markets Fund Class A          0.34%     0.99%           2.49%
Developing Markets Fund Class B          0.34%     0.99%           3.24%
International Equity Fund Class A        0.18%     0.83%           2.33%
International Equity Fund Class B        0.18%     0.83%           3.08%
Municipal Money Fund(d)                  0.40%     0.65%           1.30%
U.S. Government Money Fund(d)            0.45%     0.70%           1.35%



            For the Funds referenced, the Funds' investment adviser or its affiliates or, in the case of the Developing Markets Fund and the International Equity Fund, the Funds' investment adviser and investment subadviser have agreed to the current reimbursement policy through April 30, 1998. After April 30, this practice may be discontinued with respect to any of the above Winthrop Funds.
       (c)  The expense ratios for each class of shares of the Developing
            Markets Fund and the International Equity Fund are higher than those paid by most other investment companies, but Wood,

            Struthers & Winthrop Management Corp. (as adviser) and AXA Asset
            Management Partenaires (as subadviser) believe the fees are comparable to those paid by investment companies of similar investment orientation.
       (d)  Annualized
       (e) The maximum allowable amount payable for distributing shares is .40 of 1% of the average daily net assets of each Money Fund. The
            Board of Trustees has currently limited the amount payable to .25 of 1% of the average daily net assets of each Money Fund.


For each Fund and share class, the Examples show the cumulative expenses a shareholder would pay on a hypothetical $1,000 investment over various periods assuming that the investment appreciated at a 5% annual rate of return. The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Winthrop has entered into a Distribution Agreement and 12b-1 Plan for each class of each Fund pursuant to which a 12b-1 fee is paid to Winthrop's distributor each month. The 12b-1 fee for each class is comprised of a service fee not exceeding .25% of the average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the 12b-1 fee. See 'Expenses of Winthrop--Distribution Agreement.'

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights, except as noted otherwise, have been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. Financial statements and related notes are included in the Statement of Additional Information, which is available upon request. Additional information about the performance of the Focus Funds and the Opportunity Funds is contained in each Fund's annual report to shareholders, which may be obtained without charge.


Contained on the following pages is per share operating performance data for a share of beneficial interest outstanding for each class of each Fund, total investment return, ratios to average net assets and other supplemental data for each period indicated. Prior to February 28, 1996, the Focus Funds offered only a single class of shares. Accordingly, the data presented below with respect to Class A shares of the Focus Funds for periods prior to such date have been obtained from the financial statements for the Funds' sole class of shares outstanding during such prior fiscal years.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                          NET ASSET                    NET REALIZED                 DIVIDENDS
                                           VALUE,          NET        AND UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                                          BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT   FROM CAPITAL
                                          OF PERIOD   INCOME (LOSS)   ON SECURITIES    OPERATIONS     INCOME         GAINS
                                          ---------   -------------   --------------   ----------   ----------   -------------
GROWTH FUND
  CLASS A
    Year Ended October 31, 1997.........   $ 12.69       $ 0.028         $  3.065       $  3.093     $ (0.048)      $(1.175)
    Year Ended October 31, 1996.........     11.35         0.053            2.107          2.160       (0.038)       (0.782)
    Year Ended October 31, 1995.........     10.82         0.037            1.190          1.227       (0.012)       (0.685)
    Year Ended October 31, 1994.........     10.97         0.014            0.435          0.449           --        (0.599)
    Year Ended October 31, 1993.........     11.10         0.061            1.386          1.447       (0.077)       (1.500)
    Year Ended October 31, 1992.........     11.45         0.123            0.418          0.541       (0.163)       (0.728)
    Year Ended October 31, 1991.........      9.20         0.148            2.512          2.660       (0.198)       (0.212)
    Year Ended October 31, 1990.........     11.69         0.270           (1.355)        (1.085)      (0.244)       (1.161)
    Year Ended October 31, 1989.........     10.49         0.276            1.832          2.108       (0.437)       (0.471)
    Year Ended October 31, 1988.........      9.65         0.210            0.888          1.098       (0.051)       (0.207)

  CLASS B
    Year Ended October 31, 1997.........     12.63        (0.030)           3.016          2.986       (0.031)       (1.175)
    Year Ended October 31, 1996++++.....     11.88        (0.013)           0.763          0.750           --            --

GROWTH AND INCOME FUND
  CLASS A+
    Year Ended October 31, 1997.........   $ 17.18       $ 0.211         $  4.588       $  4.799     $ (0.214)      $(1.675)
    Year Ended October 31, 1996.........     14.57         0.266            2.935          3.201       (0.241)       (0.350)
    Year Ended October 31, 1995.........     13.38         0.254            1.769          2.023       (0.266)       (0.567)
    Year Ended October 31, 1994.........     13.42         0.244            0.358          0.602       (0.223)       (0.419)
    Year Ended October 31, 1993.........     12.35         0.270            1.720          1.990       (0.271)       (0.649)
    Year Ended October 31, 1992*........     12.03         0.083            0.572          0.655       (0.165)       (0.170)
    Year Ended June 30, 1992............     11.70         0.320            0.916          1.236       (0.234)       (0.672)
    Year Ended June 30, 1991............     12.48         0.380            0.010          0.390       (0.386)       (0.784)
    Year Ended June 30, 1990............     12.68         0.565            0.703          1.268       (0.562)       (0.906)
    Year Ended June 30, 1989............     11.64         0.464            1.549          2.013       (0.577)       (0.396)
    Year Ended June 30, 1988............     14.58         0.423           (2.016)        (1.593)      (0.415)       (0.932)

  CLASS B
    Year Ended October 31, 1997.........     17.15         0.079            4.577          4.656       (0.071)       (1.675)
    Year Ended October 31, 1996++++.....     16.05         0.136            1.109          1.245       (0.145)           --

SMALL COMPANY VALUE FUND
  CLASS A+
    Year Ended October 31, 1997.........   $ 18.41       $ 0.073         $  5.661       $  5.734     $ (0.081)      $(0.723)
    Year Ended October 31, 1996.........     16.61         0.084            2.162          2.246       (0.037)       (0.409)
    Year Ended October 31, 1995.........     15.65         0.035            1.621          1.656           --        (0.696)

    Year Ended October 31, 1994.........     16.11         0.105            0.603          0.708       (0.026)       (1.142)
    Year Ended October 31, 1993.........     14.00         0.123            3.195          3.318       (0.011)       (1.197)
    Year Ended October 31, 1992**.......     14.16         0.011            1.482          1.493       (0.027)       (1.626)
    Year Ended December 31, 1991........     10.16         0.023            5.090          5.113       (0.024)       (1.089)
    Year Ended December 31, 1990........     11.90         0.157           (1.720)        (1.563)      (0.177)           --
    Year Ended December 31, 1989........     12.64         0.062            1.962          2.024       (0.062)       (2.702)
    Year Ended December 31, 1988........     11.52         0.018            3.391          3.409       (0.009)       (2.280)
    Year Ended December 31, 1987........     13.35        (0.066)          (1.225)        (1.291)          --        (0.540)

  CLASS B
    Year Ended October 31, 1997.........     18.34        (0.021)           5.576          5.555       (0.052)       (0.723)
    Year Ended October 31, 1996++++.....     17.41        (0.023)           0.953          0.930           --            --


------------------------------------------
 * For the period 7/1/92 to 10/31/92.
** For the period 1/1/92 to 10/31/92.

 + Financial highlights for the years ended June 30 for the Growth and Income
   Fund and December 31 for the Small Company Value Fund were previously audited by auditors other than Ernst & Young LLP whose reports thereon were unqualified.

++++ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.
++ Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                NET ASSET                                   NET ASSETS
                                                TOTAL            VALUE,                TOTAL               END OF PERIOD
                                            DISTRIBUTIONS     END OF PERIOD           RETURN++             (000 OMITTED)
                                            -------------     -------------     --------------------       -------------
GROWTH FUND
  CLASS A
    Year Ended October 31, 1997.........      $  (1.223)         $ 14.56                26.48%               $  82,926
    Year Ended October 31, 1996.........         (0.820)           12.69                20.32                   68,096
    Year Ended October 31, 1995.........         (0.697)           11.35                12.21                   55,946
    Year Ended October 31, 1994.........         (0.599)           10.82                 4.15                   52,455
    Year Ended October 31, 1993.........         (1.577)           10.97                14.36                   49,446
    Year Ended October 31, 1992.........         (0.891)           11.10                 4.66                   48,678
    Year Ended October 31, 1991.........         (0.410)           11.45                29.71                   50,426

    Year Ended October 31, 1990.........         (1.405)            9.20               (11.05)                  42,937
    Year Ended October 31, 1989.........         (0.908)           11.69                21.72                   53,142
    Year Ended October 31, 1988.........         (0.258)           10.49                11.72                   52,626

  CLASS B
    Year Ended October 31, 1997.........         (1.206)           14.41                25.66                   10,378
    Year Ended October 31, 1996++++.....             --            12.63                 6.40                    3,177

GROWTH AND INCOME FUND
  CLASS A+
    Year Ended October 31, 1997.........      $  (1.889)         $ 20.09                30.53%               $ 145,586
    Year Ended October 31, 1996.........         (0.591)           17.18                22.60                  113,803
    Year Ended October 31, 1995.........         (0.833)           14.57                16.10                   87,975
    Year Ended October 31, 1994.........         (0.642)           13.38                 4.58                   67,020
    Year Ended October 31, 1993.........         (0.920)           13.42                16.93                   52,166
    Year Ended October 31, 1992*........         (0.335)           12.35                16.39(1)                46,457
    Year Ended June 30, 1992............         (0.906)           12.03                10.45                   45,342
    Year Ended June 30, 1991............         (1.170)           11.70                 3.86                   47,340
    Year Ended June 30, 1990............         (1.468)           12.48                10.13                   50,687
    Year Ended June 30, 1989............         (0.973)           12.68                18.36                   52,337
    Year Ended June 30, 1988............         (1.347)           11.64               (10.20)                  55,404

  CLASS B
    Year Ended October 31, 1997.........         (1.746)           20.06                29.59                   19,664
    Year Ended October 31, 1996++++.....         (0.145)           17.15                 7.67                    6,545

SMALL COMPANY VALUE FUND
  CLASS A+
    Year Ended October 31, 1997.........      $  (0.804)         $ 23.34                32.48%               $ 283,001
    Year Ended October 31, 1996.........         (0.446)           18.41                13.80                  227,716
    Year Ended October 31, 1995.........         (0.696)           16.61                11.10                  202,730
    Year Ended October 31, 1994.........         (1.168)           15.65                 4.67                  144,624
    Year Ended October 31, 1993.........         (1.208)           16.11                25.34                   77,903
    Year Ended October 31, 1992**.......         (1.653)           14.00                13.95(1)                39,683
    Year Ended December 31, 1991........         (1.113)           14.16                50.55                   32,340
    Year Ended December 31, 1990........         (0.177)           10.16               (13.12)                  22,041
    Year Ended December 31, 1989........         (2.764)           11.90                16.25                   24,999
    Year Ended December 31, 1988........         (2.289)           12.64                29.59                   21,821
    Year Ended December 31, 1987........         (0.540)           11.52               (10.61)                  21,081

  CLASS B
    Year Ended October 31, 1997.........         (0.775)           23.12                31.55                   18,395
    Year Ended October 31, 1996++++.....             --            18.34                 5.28                    6,305

    RATIO OF          RATIO OF NET                      AVERAGE
    EXPENSES        INVESTMENT INCOME     PORTFOLIO    COMMISSION
                                           TO AVERAGE       (LOSS) TO AVERAGE     TURNOVER        RATE
                                          NET ASSETS(2)       NET ASSETS(2)         RATE        PAID(3)
                                          -------------     -----------------     --------     ----------
GROWTH FUND
  CLASS A
    Year Ended October 31, 1997.........       1.36%               0.21%             41.1%       $ 0.07

    Year Ended October 31, 1996.........       1.48                0.47              60.6          0.06
    Year Ended October 31, 1995.........       1.63                0.35             101.7           N/A
    Year Ended October 31, 1994.........       1.65                0.06              28.2           N/A
    Year Ended October 31, 1993.........       1.36                0.56              61.7           N/A
    Year Ended October 31, 1992.........       1.26                1.11              65.7           N/A
    Year Ended October 31, 1991.........       1.34                1.40              31.7           N/A
    Year Ended October 31, 1990.........       1.33                2.53              68.2           N/A
    Year Ended October 31, 1989.........       1.37                2.53              64.3           N/A
    Year Ended October 31, 1988.........       1.37                2.15              42.3           N/A

  CLASS B
    Year Ended October 31, 1997.........       2.06               (0.51)             41.1          0.07
    Year Ended October 31, 1996++++.....       2.17(1)            (0.34) (1)         60.6          0.06

GROWTH AND INCOME FUND
  CLASS A+
    Year Ended October 31, 1997.........       1.22%               1.15%             19.8%       $ 0.06
    Year Ended October 31, 1996.........       1.36                1.68              44.0          0.06
    Year Ended October 31, 1995.........       1.58                1.94              31.8           N/A
    Year Ended October 31, 1994.........       1.64                1.88              25.9           N/A
    Year Ended October 31, 1993.........       1.33                2.12              36.4           N/A
    Year Ended October 31, 1992*........       1.32(1)             1.99(1)           14.4           N/A
    Year Ended June 30, 1992............       1.35                2.62              29.0           N/A
    Year Ended June 30, 1991............       1.23                3.25              48.0           N/A
    Year Ended June 30, 1990............       1.21                4.35              41.0           N/A
    Year Ended June 30, 1989............       1.19                3.92              46.0           N/A
    Year Ended June 30, 1988............       1.17                3.35              38.0           N/A

  CLASS B
    Year Ended October 31, 1997.........       1.92                0.39              19.8          0.06
    Year Ended October 31, 1996++++.....       1.99(1)             1.06(1)           44.0          0.06

SMALL COMPANY VALUE FUND
  CLASS A+
    Year Ended October 31, 1997.........       1.35%               0.37%             21.1%       $ 0.06
    Year Ended October 31, 1996.........       1.47                0.48              35.1          0.06
    Year Ended October 31, 1995.........       1.64                0.23              25.1           N/A
    Year Ended October 31, 1994.........       1.70               (0.04)             31.6           N/A
    Year Ended October 31, 1993.........       1.44                0.32             134.3           N/A
    Year Ended October 31, 1992**.......       1.74(1)             0.10(1)          164.1           N/A
    Year Ended December 31, 1991........       1.89                0.18              91.3           N/A
    Year Ended December 31, 1990........       1.98                1.45              87.6           N/A
    Year Ended December 31, 1989........       1.84                0.43             107.4           N/A
    Year Ended December 31, 1988........       1.93                0.13             107.9           N/A
    Year Ended December 31, 1987........       1.69               (0.49)            117.4           N/A

  CLASS B
    Year Ended October 31, 1997.........       2.05               (0.32)             21.1          0.06
    Year Ended October 31, 1996++++.....       2.15(1)            (0.34) (1)         35.1          0.06


------------------------------------------


(1) Annualized


(2) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Growth and Income Fund, .01%. .08%, .03%, .03%, and .03% for the years ended 6/30/92, 91, 90, 89 and
    88, respectively; and Small Company Value Fund, .01% and .06% for the years ended 12/31/91 and 90, respectively.


(3) For fiscal years beginning after November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of equity securities.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                          NET ASSET                    NET REALIZED                 DIVIDENDS
                                           VALUE,          NET        AND UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                                          BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT   FROM CAPITAL
                                          OF PERIOD   INCOME (LOSS)   ON SECURITIES    OPERATIONS     INCOME         GAINS
                                          ---------   -------------   --------------   ----------   ----------   -------------
FIXED INCOME FUND
  CLASS A
    Year Ended October 31, 1997.........   $ 10.07       $ 0.575         $  0.090       $  0.665     $ (0.575)      $    --
    Year Ended October 31, 1996.........     10.22         0.577           (0.150)         0.427       (0.577)           --
    Year Ended October 31, 1995.........      9.66         0.588            0.560          1.148       (0.588)           --
    Year Ended October 31, 1994.........     10.93         0.567           (1.027)        (0.460)      (0.567)       (0.243)
    Year Ended October 31, 1993.........     10.40         0.622            0.567          1.189       (0.622)       (0.037)
    Year Ended October 31, 1992.........     10.08         0.695            0.320          1.015       (0.695)           --
    Year Ended October 31, 1991.........      9.57         0.773            0.510          1.283       (0.773)           --
    Year Ended October 31, 1990.........      9.72         0.809           (0.150)         0.659       (0.809)           --
    Year Ended October 31, 1989.........      9.52         0.830            0.200          1.030       (0.830)           --
    Year Ended October 31, 1988.........      9.26         0.749            0.260          1.009       (0.749)           --

  CLASS B
    Year Ended October 31, 1997.........     10.07         0.504            0.090          0.594       (0.504)           --
    Year Ended October 31, 1996++++.....     10.22         0.339           (0.150)         0.189       (0.339)           --

MUNICIPAL TRUST FUND
  CLASS A
    Year Ended October 31, 1997.........   $ 10.01       $ 0.445         $  0.280       $  0.725     $ (0.445)      $    --
    Year Ended October 31, 1996.........     10.06         0.425           (0.050)         0.375       (0.425)           --
    Year Ended October 31, 1995.........      9.51         0.389            0.550          0.939       (0.389)           --
    Year Ended October 31, 1994.........     10.10         0.365           (0.590)        (0.225)      (0.365)           --

    Year Ended October 31, 1993*........     10.00         0.085            0.100          0.185       (0.085)           --

  CLASS B
    Year Ended October 31, 1997.........     10.01         0.370            0.280          0.650       (0.370)           --
    Year Ended October 31, 1996++++.....     10.12         0.248           (0.110)         0.138       (0.248)           --

INTERNATIONAL EQUITY FUND
  CLASS A
    Year Ended October 31, 1997.........   $ 10.38       $(0.070)        $  1.110       $   1.04     $     --       $    --
    Year Ended October 31, 1996.........      9.58        (0.040)           0.840          0.800           --            --
    Year Ended October 31, 1995**.......     10.00            --           (0.420)        (0.420)          --            --

  CLASS B
    Year Ended October 31, 1997.........     10.29        (0.150)           1.100          0.950           --            --
    Year Ended October 31, 1996.........      9.57        (0.130)           0.850          0.720           --            --
    Year Ended October 31, 1995**.......     10.00        (0.020)          (0.410)        (0.430)          --            --

DEVELOPING MARKETS FUND
  CLASS A
    Year Ended October 31, 1997.........   $  9.96       $(0.020)        $ (0.400)      $ (0.420)    $     --       $(0.020)
    Year Ended October 31, 1996.........      9.53        (0.010)           0.440          0.430           --            --
    Year Ended October 31, 1995**.......     10.00            --           (0.470)        (0.470)          --            --

  CLASS B
    Year Ended October 31, 1997.........      9.86        (0.190)          (0.290)        (0.480)          --        (0.020)
    Year Ended October 31, 1996.........      9.52        (0.080)           0.420          0.340           --            --
    Year Ended October 31, 1995**.......     10.00        (0.010)          (0.470)        (0.480)          --            --

MUNICIPAL MONEY FUND
    Period Ended October 31, 1997+......   $  1.00       $ 0.020         $     --       $  0.020     $ (0.020)      $    --

U.S. GOVERNMENT MONEY FUND
    Period Ended October 31, 1997+......   $  1.00       $ 0.032         $     --       $  0.032     $ (0.032)      $    --


------------------------------------------


    *  Commencement of operations for the Municipal Trust Fund was July 28,
       1993.
   ** Commencement of operations for the International Equity Fund and the Developing Markets Fund was September 8, 1995.
    +  Commencement of operations for the Municipal Money Fund and the U.S.
       Government Money Fund was February 24, 1997.
   ++ Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++++  For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                             RATIO OF
                                                            NET ASSET                     NET ASSETS         EXPENSES
                                            TOTAL            VALUE,          TOTAL       END OF PERIOD      TO AVERAGE
                                        DISTRIBUTIONS     END OF PERIOD     RETURN++     (000 OMITTED)     NET ASSETS(2)
                                        -------------     -------------     --------     -------------     -------------
FIXED INCOME FUND
  CLASS A
    Year Ended October 31, 1997.........   $(0.575)          $ 10.16           6.84%        $54.755             1.00%
    Year Ended October 31, 1996.........    (0.577)            10.07           4.34          56,388             1.00
    Year Ended October 31, 1995.........    (0.588)            10.22          12.23          53,885             1.00
    Year Ended October 31, 1994.........    (0.810)             9.66          (4.37)         39,150             0.93
    Year Ended October 31, 1993.........    (0.659)            10.93          11.79          40,881             0.83
    Year Ended October 31, 1992.........    (0.695)            10.40          10.37          32,358             0.51
    Year Ended October 31, 1991.........    (0.773)            10.08          13.92          23,783               --
    Year Ended October 31, 1990.........    (0.809)             9.57           7.14          10,300               --
    Year Ended October 31, 1989.........    (0.830)             9.72          11.42           5,861               --
    Year Ended October 31, 1988.........    (0.749)             9.52          11.27           5,335             0.32

  CLASS B
    Year Ended October 31, 1997.........    (0.504)            10.16           6.10           3,375             1.70
    Year Ended October 31, 1996++++.....    (0.339)            10.07           2.23           1,629             1.70(1)

MUNICIPAL TRUST FUND
  CLASS A
    Year Ended October 31, 1997.........   $(0.445)          $ 10.29           7.37%        $35,878             0.70%
    Year Ended October 31, 1996.........    (0.425)            10.01           3.83          38,794             0.80
    Year Ended October 31, 1995.........    (0.389)            10.06          10.06          39,059             1.00
    Year Ended October 31, 1994.........    (0.365)             9.51          (2.27)         34,470             0.83
    Year Ended October 31, 1993*........    (0.085)            10.10           7.15(1)       33,794             0.75(1)

  CLASS B
    Year Ended October 31, 1997.........    (0.370)            10.29           6.62             546             1.40
    Year Ended October 31, 1996++++.....    (0.248)            10.01           1.42             489             1.23(1)

INTERNATIONAL EQUITY FUND
  CLASS A
    Year Ended October 31, 1997.........   $    --           $ 11.42          10.02%        $44,316             2.15%
    Year Ended October 31, 1996.........        --             10.38           8.35          42,170             2.15

    Year Ended October 31, 1995**.......        --              9.58          (4.20)         28,819             2.15(1)

  CLASS B
    Year Ended October 31, 1997.........        --             11.24           9.23           6,821             2.90
    Year Ended October 31, 1996.........        --             10.29           7.52           4,955             2.90
    Year Ended October 31, 1995**.......        --              9.57          (4.30)          1,803             2.90(1)

DEVELOPING MARKETS FUND
  CLASS A
    Year Ended October 31, 1997.........   $(0.020)          $  9.52          (4.18)%       $29,402             2.15%
    Year Ended October 31, 1996.........        --              9.96           4.51          36,918             2.15
    Year Ended October 31, 1995**.......        --              9.53          (4.70)         14,622             2.15(1)

  CLASS B
    Year Ended October 31, 1997.........    (0.020)             9.36          (4.83)          4,941             2.90
    Year Ended October 31, 1996.........        --              9.86           3.57           3,641             2.90
    Year Ended October 31, 1995**.......        --              9.52          (4.80)          1,004             2.90(1)

MUNICIPAL MONEY FUND
    Period Ended October 31, 1997+......   $(0.020)          $  1.00           2.90%(1)     $38,681             0.90%(1)

U.S. GOVERNMENT MONEY FUND
    Period Ended October 31, 1997+......   $(0.032)          $  1.00           4.68%(1)     $35,174             0.90%(1)


                                            RATIO OF NET                      AVERAGE
                                          INVESTMENT INCOME     PORTFOLIO    COMMISSION
                                          (LOSS) TO AVERAGE     TURNOVER        RATE
                                            NET ASSETS(2)         RATE        PAID(3)
                                          -----------------     --------     ----------
FIXED INCOME FUND
  CLASS A
    Year Ended October 31, 1997.........         5.74%            119.3%          N/A
    Year Ended October 31, 1996.........         5.72              90.2           N/A
    Year Ended October 31, 1995.........         5.90              66.1           N/A
    Year Ended October 31, 1994.........         5.58              55.9           N/A
    Year Ended October 31, 1993.........         5.79              95.6           N/A
    Year Ended October 31, 1992.........         6.71              62.8           N/A
    Year Ended October 31, 1991.........         7.75              35.9           N/A
    Year Ended October 31, 1990.........         8.34              37.9           N/A
    Year Ended October 31, 1989.........         8.74              30.3           N/A
    Year Ended October 31, 1988.........         7.96              48.2           N/A

  CLASS B
    Year Ended October 31, 1997.........         4.99             119.3           N/A
    Year Ended October 31, 1996++++.....         5.03(1)           90.2           N/A

MUNICIPAL TRUST FUND
  CLASS A
    Year Ended October 31, 1997.........         4.38%             84.3%          N/A
    Year Ended October 31, 1996.........         4.26              79.3           N/A
    Year Ended October 31, 1995.........         3.97              49.3           N/A

    Year Ended October 31, 1994.........         3.71              42.5           N/A
    Year Ended October 31, 1993*........         3.28(1)             --           N/A

  CLASS B
    Year Ended October 31, 1997.........         3.66              84.3           N/A
    Year Ended October 31, 1996++++.....         3.81(1)           79.3           N/A

INTERNATIONAL EQUITY FUND
  CLASS A
    Year Ended October 31, 1997.........        (0.59)%            73.9%       $ 0.05
    Year Ended October 31, 1996.........        (0.39)             94.1          0.04
    Year Ended October 31, 1995**.......        (0.02) (1)           --           N/A

  CLASS B
    Year Ended October 31, 1997.........        (1.32)             73.9          0.05
    Year Ended October 31, 1996.........        (1.25)             94.1          0.04
    Year Ended October 31, 1995**.......        (1.77) (1)           --           N/A

DEVELOPING MARKETS FUND
  CLASS A
    Year Ended October 31, 1997.........        (0.17)%            52.8%       $ 0.02
    Year Ended October 31, 1996.........        (0.14)             26.8          0.03
    Year Ended October 31, 1995**.......         0.32(1)             --           N/A

  CLASS B
    Year Ended October 31, 1997.........        (1.74)             52.8          0.02
    Year Ended October 31, 1996.........        (0.83)             26.8          0.03
    Year Ended October 31, 1995**.......        (1.00) (1)           --           N/A

MUNICIPAL MONEY FUND
    Period Ended October 31, 1997+......         2.87%(1)           N/A           N/A

U.S. GOVERNMENT MONEY FUND
    Period Ended October 31, 1997+......         4.65%(1)           N/A           N/A


------------------------------------------

(1) Annualized


(2) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Fixed Income Fund Class A shares, .30%, .34%, .51%, .67%, .58%, .98%, 2.19%, 2.92%, 2.91% and 1.68%
    for the years ended 10/31/97, 96, 95, 94, 93, 92, 91, 90, 89 and 88, respectively; Fixed Income Fund Class B shares, .30% for the year ended 10/31/97 and .34% (annualized) for the period 2/28/96 through 10/31/96; Municipal Trust Fund Class A shares, .74%, .64%, .58%, .77% and 1.15% (annualized) for the years ended 10/31/97, 96, 95, 94 and 93, respectively; Municipal Trust Fund Class B shares, .74% for the year ended 10/31/97 and .64% (annualized) for the period 2/28/96 through 10/31/96; Developing Markets Fund Class A and Class B shares, .34%, .54% and .60% (annualized) for the years ended 10/31/97, 96 and 95, respectively; International Equity

    Fund Class A and Class B shares, .18%, .27% and .60% for the years ended 10/31/97, 96 and 95, respectively; Municipal Money Fund, .40% (annualized) for the period ended 10/31/97; and U.S. Government Money Fund, .45% (annualized) for the period ended 10/31/97.


(3) For fiscal years beginning after November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of equity securities. The average commission rate paid includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rates shown.

        ---------------------------------------------------------------
                                  INTRODUCTION
        ---------------------------------------------------------------

Each of Winthrop's Funds is a separate pool of assets constituting, in effect, a separate Fund with its own investment objective and policies. (See 'Investment Objectives and Policies.') A shareholder may utilize Winthrop's exchange privilege to transfer assets to the same class of shares in another Winthrop Fund or to shares of the Money Funds in accordance with his or her changing perception of the relative investment potential of each investment alternative. (See 'Purchases, Redemptions and Shareholder Services-- Additional Shareholder Services.') Shareholders of all classes of a Fund are entitled to their pro rata share of any dividends and distributions arising from that Fund's assets except that with respect to each Fund, each class of shares bears different distribution expenses. (See 'Dividends, Distributions and Taxes.') Upon redeeming shares of a Fund, the shareholder will receive the next-determined net asset value of that Fund represented by the redeemed shares less the applicable contingent deferred sales charge, if any. (See 'Purchases, Redemptions and Shareholder Services.')

A shareholder will pay a higher 12b-1 Fee after exchanging Class A shares of the International Funds (.25 of 1% annually) for Class A shares of the Focus Funds (.30 of 1% annually) or after exchanging shares of the Money Funds (.25 of 1% annually) for Class A shares of the Focus Funds or for Class B shares of either the Focus Funds or the International Funds (1% annually). (See 'Purchases, Redemptions and Shareholder Services.')

Wood Struthers & Winthrop Management Corp. ('WSWMC') acts as the investment adviser to the Focus Funds and the International Funds. DLJ Investment Management Corp. ('DLJIM') acts as the investment adviser to the Money Funds. WSWMC and DLJIM (each, an 'Adviser' and together, the 'Advisers') are subsidiaries of Donaldson, Lufkin & Jenrette Securities Corporation, the Funds' distributor. (See 'Management' for a more detailed discussion of the Funds' investment advisers and investment advisory services).


This Prospectus sets forth information about all the Funds. The Opportunity Funds and the Focus Funds are different legal entities and are separately offering their securities hereby. Based on the advice of counsel, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.

INVESTMENT OBJECTIVES AND POLICIES


The investment objectives of each Fund are fundamental policies of that Fund and may not be changed without the approval of that Fund's shareholders. Except as set forth in the Funds' Statements of Additional Information, or as otherwise indicated below, the investment policies and restrictions of each Fund are not fundamental policies and may be changed by the Board of Trustees (the 'Trustees') of such Fund without a shareholder vote. A more detailed explanation of the Funds' policies and the securities and instruments they may buy or use is contained in each Fund's Statement of Additional Information, which is available upon request.


The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any of the Funds will achieve its respective investment objective.

        ---------------------------------------------------------------
                                THE FOCUS FUNDS
        ---------------------------------------------------------------


WINTHROP GROWTH FUND


The investment objective of the Winthrop Growth Fund (the 'Growth Fund') is long-term capital appreciation. Investments will be made based upon their potential for long-term capital appreciation. However, the Growth Fund may make an investment to earn income when, in the opinion of the Adviser, such an investment will not compromise the Growth Fund's investment objective.

It is the policy of the Growth Fund to invest principally in common stock, securities convertible into common stock and other equity securities (i.e., preferred stock, interests in master limited partnerships) of well-known and established companies (generally, companies in operation for more than three years) as well as new and unseasoned companies which, in the opinion of the Adviser, have the potential for long-term capital appreciation. Investments in new and unseasoned companies which have limited operating histories may involve risks not present in investments in established and well-known companies.

Under normal circumstances, the Growth Fund will have at least 65% of the value of its total assets invested in equity securities of companies which in the opinion of the Adviser have long-term capital appreciation potential. The selection of securities on the basis of their appreciation possibilities provides an opportunity for greater capital gain which may involve a corresponding greater risk of capital loss than would the selection of a more conservative equity portfolio. However, the Growth Fund reserves the right, when the Adviser determines it is appropriate, to invest in investment grade short-term fixed income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes without regard for the above limitation. In addition, under normal circumstances the Growth Fund may invest up to 35% of the value of its total assets in equity securities selected on a basis other than long-term capital appreciation potential, investment grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances and other financial instruments. The Growth Fund may invest only in debt securities that are of investment grade quality at the time of purchase. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.')

It is the policy of the Growth Fund to invest in companies or industries believed to offer the opportunity for long-term capital appreciation.

The Adviser applies extensive research on the growth prospects of stocks the Growth Fund is considering buying. Target companies normally have a market capitalization of at least $1 billion at the time of purchase, and the Adviser seeks to identify companies with growth rates that it expects will exceed that of the S&P 500 index. In addition, with the exception of the electric and the gas utilities sectors, the Fund is 'sector neutral,' which means that the Adviser allocates its assets among industries in proportion to the sector allocation of the S&P 500 index. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices.

The Growth Fund may invest in both listed and unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities. The Growth Fund may also (i) invest up to 10% of the value of its total assets in foreign securities, (ii) invest no more than 10% of its net assets (determined at the time of purchase) in restricted securities or other instruments having no ready market, (iii) invest up to 5% of its total assets in warrants, and (iv) to minimize the effect of a market decline on the value of its securities, write covered call options on securities or stock indices.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'


WINTHROP GROWTH AND INCOME FUND


The investment objective of the Winthrop Growth and Income Fund (the 'Growth and Income Fund') is long-term capital appreciation and continuity of income. The Growth and Income Fund pursues its investment objective by investing principally in dividend-paying common stock and diversifying its investments among different industries and different companies. Accordingly, the Growth and Income Fund invests in securities on the basis of the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential cannot ensure against possible loss in value.

The Growth and Income Fund may invest in common stock, securities convertible into common stock, preferred stock, debt securities that are of investment grade quality at the time of purchase (including bonds, debentures, notes and asset and mortgage-backed securities), marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ('U.S. Government Securities'), municipal securities (including general and special obligation securities and industrial revenue bonds) and money market instruments, such as commercial paper, bankers acceptances and other financial instruments. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.') Although the Growth and Income Fund emphasizes investment in common stock, there is no fixed proportion of the Growth and Income Fund's assets that must be invested in particular types of securities. The proportion of assets to be invested in various types of securities will be determined from time to time by the Adviser.

The Growth and Income Fund may invest in both listed and unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities. The Growth and Income Fund may also (i) invest up to 10% of the value of its total assets in foreign securities, (ii) invest no more than 10% of its net assets (determined at the time of purchase) in restricted securities or other instruments having no ready market, and (iii) to minimize the effect of a market decline in the value of its securities, write covered call options on securities or stock indices.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'


WINTHROP SMALL COMPANY VALUE FUND


The investment objective of the Winthrop Small Company Value Fund (the 'Small Company Value Fund') is a high level of growth of capital. The Small Company Value Fund is not intended for investors whose principal objective is assured income or preservation of capital.

It is the policy of the Small Company Value Fund to invest principally in common stock and securities convertible into common stock, but it may, when deemed appropriate by the Adviser, invest part of its assets in preferred stock, other equity securities, bonds or other debt securities as described below. Under normal market conditions, at least 65% of the Small Company Value Fund's total assets will be invested in equity securities of small market capitalization companies, which, for the purposes of the Small Company Value Fund, are those companies with a market capitalization of $2 billion or less at the time of purchase. While smaller companies generally have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making larger sales of portfolio securities, the Small Company Value Fund may have to sell such securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Small Company Value Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Small Company Value Fund than in a fund that invests in larger, more established companies.

The Small Company Value Fund will pursue its investment objective by employing the value-oriented investment approach. The Small Company Value Fund seeks securities that appear to be underpriced and are issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Small Company Value Fund tries to enhance the potential for appreciation and limit the risk of decline in the value of its portfolio. The Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued, based on existing conditions and that their earning power or franchise value does not appear to be reflected in their current stock price. In addition, to further reduce risk, the Small Company Value Fund diversifies its holdings among many companies and industries. Other factors considered in the selection of securities include whether a company has an established presence in its industry, a product or market niche or whether management owns a significant stake in the company's operation.

The Small Company Value Fund may also invest in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. In general, a special situation company is a company whose securities could reasonably be expected to be accorded market recognition within a foreseeable period of time at an appreciated value solely by reason of a development particularly or uniquely applicable to that company. The principal risk associated with investment in special situation companies is that if the anticipated development does not occur, the investment is likely not to appreciate or may decline. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying particular tax advantages, or acquiring new management. The Small Company Value Fund will not, however, invest more than 10% of its assets (at the time of purchase) in equity securities of companies (including predecessors) that have less than three years of operations.

In addition to common stock and securities convertible into common stock, the Small Company Value Fund may invest in preferred stock, investment grade debt securities (including bonds, debentures, notes, asset and mortgage-backed securities and convertible securities), U.S. Government Securities, municipal securities (including general and special obligation securities and industrial revenue bonds), money market instruments (such as commercial paper and bankers' acceptances) and other financial instruments. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.') The Small Company Value Fund will not invest more than 35% of its total assets in investment grade debt securities, each determined at the time of purchase.

The Small Company Value Fund may invest in securities listed on a securities exchange and securities traded in the over-the-counter markets. A greater proportion of the securities in which the Fund invests may not be listed on any national securities exchange as compared with an investment company that invests primarily in securities of larger companies. Securities not listed on a national securities exchange may be less liquid and more volatile than listed securities.

The Small Company Value Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio. However, the Small Company Value Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its assets. The Small Company Value Fund may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Small Company Value Fund is limited to an investment not in excess of 5% of its total assets.


The Small Company Value Fund may also (i) invest up to 20% of the value of its total assets in foreign securities, (ii) invest up to 5% of its total assets in rights or warrants, and (iii) invest no more than 10% of its net assets (determined at the time of purchase) in instruments having no ready market, provided that the Small Company Value Fund will not invest in restricted securities.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'


WINTHROP FIXED INCOME FUND



The investment objective of the Winthrop Fixed Income Fund (the 'Fixed Income Fund') is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and nonconvertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser-known companies. Total return means the sum of interest income, dividend income (if any) and capital gains less capital losses. Capital preservation means minimizing the risk of capital loss in a period of falling prices (rising interest rates) for debt securities.

Specifically, the investment policies of the Fixed Income Fund permit it to invest, without restriction, in the following types of securities:

 (1) Bonds, including municipal bonds (taxable and tax-exempt, including, among others, special and general obligation bonds and industrial development bonds) and other debt securities, which are rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ('Moody's'), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ('S&P');

 (2) U.S. Government Securities;

 (3) Obligations issued or guaranteed by national or state bank holding companies, which obligations are not rated as a matter of policy by either Moody's or S&P, but which, in the opinion of the Adviser (on the basis of criteria believed by the Adviser to be comparable to that used by nationally recognized statistical rating organizations for assigning ratings), meet the Fixed Income Fund's investment objective; and

 (4) Commercial paper rated Prime-1 by Moody's or A-1 + or A-1 by S&P.

The Fixed Income Fund may also invest not more than 25% (in the aggregate) of its total assets at the time of investment in (i) debt securities rated Baa or MIG-2 by Moody's or BBB or SP-2 by S&P and (ii) commercial paper rated Prime-2 by Moody's or A-2 by S&P, to the extent that such investments would, in the opinion of the Adviser, be consistent with the Fixed Income Fund's investment objective. (See 'Additional General Investment Policies,' for a description of securities rated BBB by S&P and Baa by Moody's and of asset and mortgage-backed securities.)

The Fixed Income Fund may enter into repurchase agreements, terminable within seven days or less, with respect to issues of the U.S. Treasury, with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, as long as such investments do not in the aggregate exceed 15% of the total assets of the Fixed Income Fund (except where such investments are made for temporary defensive purposes, in which case no limit is applicable).

As a matter of fundamental policy, which cannot be changed without approval by the vote of a majority of the Fixed Income Fund's outstanding voting securities (as defined in the Statement of Additional Information), the Fixed Income Fund will invest at least 80% of the value of its total assets at the time of investment in debt securities. In normal circumstances, the Fixed Income Fund will invest at least 65% of the value of its total assets in fixed income securities. However, the Fixed Income Fund reserves the right to hold cash and short-term fixed income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser without regard for the above limitations.

The Fixed Income Fund may also invest in restricted securities and in instruments having no ready market if such purchases at the time thereof would not cause more than 10% of the value of its net assets to be invested in not readily marketable assets. (See 'Investment Restrictions.')

The Adviser intends to adjust the average maturity of the Fund's portfolio depending upon its assessment of the relative yields on debt securities of different maturities and its expectations of future interest rate patterns. Because a change in the market value of a debt security generally is inversely related to market interest rates, the market value of the Fixed Income Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. The magnitude of the fluctuations in the market value of the Fund's portfolio as a result of fluctuations in interest rates will generally be greater at times when the average maturity of the Fund's portfolio is longer. The Fixed Income Fund will invest and hold debt securities which, in the opinion of the Adviser, will maximize the total return of the portfolio.


WINTHROP MUNICIPAL TRUST FUND


The investment objective of the Winthrop Municipal Trust Fund (the 'Municipal Trust Fund') is to provide as high a level of total return as is consistent with capital preservation by investing principally in high grade tax-exempt municipal securities. This investment objective, unlike most other municipal bond funds, is not to provide current income which is exempt from federal and/or state income tax. Total return means the sum of interest income and capital gains less capital losses. The Municipal Trust Fund intends to distribute annually its net capital gains. Any such distributions will be taxable to a shareholder as capital gain. (See 'Dividends, Distributions and Taxes.')

The Municipal Trust Fund attempts to provide high total return by actively managing the maturities of the bonds in the portfolio in response to the Adviser's anticipation of the movement of interest rates and its assessment of the relative yields. The Fund will shorten the portfolio's maturities when the Adviser believes that interest rates will rise and lengthen maturities when the Adviser believes that rates will fall. Currently, the Fund invests primarily in securities to maintain an average maturity of 10 years or less to help reduce the risk associated with long-term bonds, as is consistent with its objective of capital preservation. To a lesser extent, the Municipal Trust Fund will also attempt to enhance total return by selecting municipal securities which the Adviser believes are undervalued. The success of these strategies depends upon the Adviser's ability to accurately forecast changes in interest rates and to properly assess the value of municipal securities. The investor should be aware that there can be no assurances that the Municipal Trust Fund's investment strategies will be successful.

Under normal circumstances, it is the Municipal Trust Fund's policy to invest at least 80% of the value of its net assets at the time of investment in tax-exempt municipal securities. However, the Municipal Trust Fund reserves the right to hold cash and short-term fixed income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser without regard for the above limitation.

The Municipal Trust Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high grade, intermediate term municipal securities. Municipal securities fall into two principal classes: bonds and notes which may have fixed, variable or floating rates of interest. The investment policies of the Municipal Trust Fund permit it to invest, without restriction, in tax-exempt municipal bonds and notes which are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. For a more complete discussion of Municipal Securities, see 'Additional General Investment Policies--Municipal Securities.'

The Municipal Trust Fund may also invest not more than 25% (in the aggregate) of its total assets at the time of investment in (i) municipal securities rated Baa or MIG-2 by Moody's or BBB or SP-2 by S&P and (ii) commercial paper rated Prime-2 by Moody's or A-2 by S&P, to the extent that such investments would, in the opinion of the Adviser, be consistent with the Municipal Trust Fund's investment objective. (See 'Additional General Investment Policies--Investment Grade Debt Securities' for a description of securities rated BBB by S&P and Baa by Moody's.) Non-rated municipal securities will also be considered for investment by the Municipal Trust Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Municipal Trust Fund to a degree comparable to that of rated securities which are consistent with the Municipal Trust Fund's objective and policies.

Because a change in the market value of a debt security generally is inversely related to market interest rates, the market value of the Municipal Trust Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. The magnitude of the fluctuations in market value of the Municipal Trust Fund's portfolio as a result of fluctuations in interest rates will generally be greater at times when the average maturity of the Municipal Trust Fund's portfolio is longer.

The Municipal Trust Fund may enter into repurchase agreements, terminable within seven days or less, with respect to issues of the U.S. Treasury, with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, as long as such investments do not in the aggregate exceed 15% of the total assets of the Municipal Trust Fund (except where such investments are made for temporary defensive purposes in which case no limit is applicable).

The Municipal Trust Fund may also invest in (i) restricted securities and in instruments having no ready market if such purchases at the time thereof would not cause more than 15% of the value of its net assets to be invested in not readily marketable assets and (ii) municipal bonds that are subject to the alternative minimum tax ('AMT-Subject Bonds').

Dividends of the Municipal Trust Fund will consist of income exempt from federal income tax, income subject to the federal AMT, and taxable ordinary income and capital gains. (See 'Dividends, Distributions and Taxes.')

See the Statement of Additional Information for a more complete description of the Municipal Trust Fund's investment practices and the risks associated therewith.

        ---------------------------------------------------------------
                            THE INTERNATIONAL FUNDS
        ---------------------------------------------------------------


WINTHROP DEVELOPING MARKETS FUND


The investment objective of the Winthrop Developing Markets Fund (the 'Developing Markets Fund') is to seek long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries. Under normal market conditions, the Developing Markets Fund intends to invest at least 65% of its total assets in the equity securities of developing countries.


The Developing Markets Fund considers developing countries to be all countries that are designated as developing or emerging countries by the International Bank for Reconstruction and Development (the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States,

Sweden, Finland, Norway, Japan and Switzerland. As used in this Prospectus, a company in a developing country is an entity: (i) for which the principal securities trading market is in a developing country, as defined above or (ii) organized under the laws of and with a principal office in a developing country.

As an operating policy, the Developing Markets Fund currently intends to invest primarily in countries represented within the Morgan Stanley Capital International ('MSCI') Emerging Market Indices. Those countries currently include Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela, India, Indonesia, Korea, Malaysia, Philippines, South Africa, Thailand, Sri Lanka, Greece, Israel, Jordan, Pakistan, Poland, Portugal, Taiwan and Turkey. The Adviser and the International Funds investment subadviser, AXA Asset Management Partenaires (the 'Subadviser'), do not currently intend to invest more than 25% of the Developing Markets Fund's total assets (at the time of investment) in developing countries not represented within the MSCI Emerging Market Indices.

The Developing Markets Fund seeks to identify those countries and industries where economic and political factors are likely to produce above average growth rates. The Developing Markets Fund then seeks to invest in those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Developing Markets Fund ordinarily will be invested in the securities of issuers in at least three different developing countries.

Characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in substantial price volatility of those securities. Shareholders should be aware that investing in developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries.


WINTHROP INTERNATIONAL EQUITY FUND


The investment objective of the Winthrop International Equity Fund (the 'International Equity Fund') is to seek long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States. Under normal market conditions, the International Equity Fund intends to invest at least 65% of its total assets in equity securities of issuers from at least three different countries outside the United States. The International Equity Fund considers it consistent with this objective to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States.


In pursuing its investment objective, the International Equity Fund intends to diversify its equity investments primarily among countries represented within the EAFE Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East index, an unmanaged index of over 1,000 foreign stock prices. Those countries currently include Germany, the Netherlands, Belgium, Austria, France, Italy, Spain, the United Kingdom, Switzerland, Japan, Hong Kong, Australia, New Zealand, Malaysia, Singapore and the Scandinavian countries. The Adviser and Subadviser do not currently intend to invest more than 10% of the International Equity Fund's total assets (at the time of investment) in countries outside the United States not represented within the EAFE Index.


The International Equity Fund seeks to identify those countries and industries with favorable growth prospects. The International Equity Fund then seeks to invest in those companies in such countries and industries that are reasonably valued with reliable earnings and high quality management.

ADDITIONAL INVESTMENT POLICIES OF THE INTERNATIONAL FUNDS Each International Fund may invest up to 25% of its assets in convertible securities. The Adviser and Subadviser currently do not intend to invest over 5% of each International Fund's assets in convertible securities rated below investment grade by S&P and Moody's, or convertible securities not rated by S&P or Moody's, unless believed by the Adviser or Subadviser to be of comparable quality to instruments rated investment grade by S&P or Moody's. The International Funds will not invest in convertible securities rated below B by S&P or Moody's, or unrated convertible securities of comparable quality. See the Appendix to the Statement of Additional Information of the International Funds for the risks associated with investing in convertible securities with such ratings. For a further discussion on convertible securities, see 'Additional General Investment Policies--Convertible Securities.'

The International Funds may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, 'Depositary Receipts'). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are Depositary Receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

Each International Fund may invest up to 15% of its net assets in illiquid investments. In accordance with procedures adopted by the Trustees, the Adviser and Subadviser determine the liquidity of an International Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for an International Fund to sell them promptly at an acceptable price.

The International Funds reserve the right as a defensive measure to hold temporarily other types of securities without limit, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, repurchase agreements, time deposits or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of the Adviser or Subadviser, prevailing market, economic or political conditions warrant. Each International Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments up to 35% of its assets, pending investment of proceeds from new sales of International Fund shares or to meet ordinary daily cash needs.

Each International Fund may also (i) invest up to 35% of its total assets in investment grade fixed income securities, (ii) invest up to 5% of its net assets in warrants, (iii) purchase and sell put and call options, (iv) invest up to 15%

of its net assets in restricted securities or other instruments having no ready market, (v) enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates, (vi) purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with the regulations of the Commodity Futures Trading Commission and (vii) purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of each International Fund's portfolio.

Because the markets for certain options and futures contracts in which the International Funds will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, each International Fund's ability to engage in transactions using such investments may be limited.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'

        ---------------------------------------------------------------
                                THE MONEY FUNDS
        ---------------------------------------------------------------


WINTHROP MUNICIPAL MONEY FUND


The Winthrop Municipal Money Fund's (the 'Municipal Money Fund') investment objective is to seek maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described below. As a matter of fundamental policy, the Municipal Money Fund pursues its objectives by investing in high quality municipal securities having remaining maturities of one year or less, which maturities may extend to 397 days, and at least 80% of the Municipal Money Fund's total assets will be invested in such securities (as opposed to the taxable investments described below). However, the Municipal Money Fund reserves the right to lower the percentage to 65% if economic or political conditions warrant. To increase the Municipal Money Fund's ability to reach its investment objectives, the dollar weighted average maturity of its portfolio securities is always 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Municipal Money Fund's investments could cause their share prices to change.

Normally, substantially all the Municipal Money Fund's income will be tax-exempt as described below. Such income may be subject to state or local and or Federal AMT income taxes.

The municipal securities in which the Municipal Money Fund invests include municipal notes and short-term municipal bonds which may have fixed, variable or floating rates of interest. Municipal securities with variable rates may include participation interests in industrial development bonds which may be backed by letters of credit from banking or other financial institutions. The letters of credit of any single of such institutions in respect of all variable rate obligations will not cover more than the allowable percentage of the Municipal Money Fund's total assets in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended ('1940 Act'). For a more complete discussion of Municipal Securities, see 'Additional General Investment Policies--Municipal Securities.'

The Municipal Money Fund may also invest without limitation in tax-exempt municipal securities subject to the AMT. (See 'Dividends, Distributions and Taxes.')

All of the Municipal Money Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2 or VMIG1 and VMIG2) or S&P's (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality.

The Municipal Money Fund may also invest (i) up to 10% of its net assets in stand-by commitments, delayed-delivery, when-issued securities and other illiquid securities, (ii) more than 5% of its net assets in municipal leases, which are leases or installment purchases used by state and local governments as a means to acquire property, equipment or facilities without involving debt issuance limitations and (iii) in taxable securities including obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

To seek to reduce investment risk, the Municipal Money Fund may not invest in the securities of any one issuer, except the U.S. Government, in excess of the percentage of the Municipal Money Fund's total assets allowed under Rule 2a-7 of the 1940 Act.

The Municipal Money Fund earns income at current money market rates, and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Municipal Money Fund nor its yield are insured or guaranteed by the U.S. Government.


WINTHROP U.S. GOVERNMENT MONEY FUND


The Winthrop U.S. Government Money Fund's (the 'Government Fund') investment objective is to seek maximum current income, consistent with liquidity and safety of principal. As a matter of fundamental policy, the Government Fund pursues its objectives by maintaining a portfolio of high quality money market securities, including the types described in the succeeding paragraph, which at the time of investment generally have remaining maturities of one year or less, although maturities may extend to 397 days. The dollar weighted average maturity of the Government Fund's portfolio securities will vary, but will always be 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Government Fund's investments could cause their share prices to change.

The securities in which the Government Fund primarily invests are: (1) U.S. Government Securities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes; and (2) repurchase agreements that are collateralized in full each day by eligible mortgage related securities or the types of securities listed above. These agreements are entered into with 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and would create a loss to the Government Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. In addition, if the seller of repurchase agreements becomes insolvent, the Government Fund's right to dispose of the securities might be restricted.

The Government Fund may commit up to 10% of its net assets to the purchase of illiquid securities, which includes when-issued U.S. Government Securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Government Fund.

The Government Fund earns income at current money market rates and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Government Fund nor its yield is insured or guaranteed by the U.S. Government.

ADDITIONAL INVESTMENT POLICIES OF THE MONEY FUNDS To maintain portfolio diversification and reduce investment risk, the Money Funds may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings.


In addition to the above referenced securities, the Money Funds reserve the right as a defensive measure to hold temporarily other types of securities which are permitted by Rule 2a-7 of the 1940 Act. See 'Investment Policies and Restrictions' in the Money Funds' Statement of Additional Information for a more complete description of the Money Funds' objectives, strategies, instruments to be used in connection therewith, and risks associated therewith.


        ---------------------------------------------------------------
                               ADDITIONAL GENERAL
        ---------------------------------------------------------------
                              INVESTMENT POLICIES
        ---------------------------------------------------------------


The following general investment policies supplement those set forth above for each Fund.


EQUITY SECURITIES 'Equity Securities,' as used in this Prospectus, includes common stock, preferred stock (including convertible preferred), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.


CONVERTIBLE SECURITIES A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities. Like a bond, a convertible security tends to increase in market value when interest rates decline and tends to decrease in market value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WARRANTS A warrant gives the holder thereof the right to buy equity securities at a specific price during a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, the holder of the warrant can acquire the stock at a price below its market value.

MORTGAGE AND ASSET-BACKED SECURITIES Except for the Municipal Trust Fund, the Funds may invest in mortgage and asset-backed securities. 'Mortgage-backed securities' are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates. The yield and credit characteristics of mortgage-backed securities differ in a number of respects from traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayment of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayment on a security will change the yield to maturity of the security. Under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in such securities notwithstanding the credit quality of the issuers of such securities. As a result of usual prepayment patterns, amounts available for reinvestment are likely to be greater during a period of declining interest rates and, thus, are likely to be invested at lower interest rates, than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Except for the Municipal Trust Fund, the Funds may also invest in private mortgage pass-through securities. Such securities are not guaranteed by the U.S. Government or its agencies or instrumentalities.

'Asset-backed securities' have similar structural characteristics to mortgage-backed securities, but the underlying assets include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements, rather than mortgage loans or interests in mortgage loans. Asset-backed securities present certain risks that are not present in mortgage-backed securities; primarily, these securities do not have the benefit of the same security interest in the related collateral. There is the possibility that recoveries of repossessed collateral may not, in some cases, be available to support payments on these securities.

MUNICIPAL SECURITIES Municipal securities fall into two principal classes: bonds and notes. Municipal bonds, which are longer-term debt obligations meeting long-term capital needs, fall into two general classifications: 'general obligation' bonds or 'revenue' bonds. Payment of principal and interest on general obligation bonds is secured by the issuing municipality's pledge of its full faith, credit, and taxing power. Payment on revenue bonds is met from the revenues obtained from a certain facility, class of facilities, special excise or other tax, but not from general tax revenues. Variations on these two classifications exist, such as revenue bonds backed by a municipality's general taxing power, or general obligation bonds backed by limited taxing power. Municipal notes are short-term debt obligations generally maturing in a year or less, meeting short-term capital needs and are also either 'general obligation' or 'revenue' debt securities. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula, in order to minimize fluctuation in the principal value of the securities. A 'variable' interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a 'floating' interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Municipal Money Fund and Municipal Trust Fund may invest in variable rate obligations. Such adjustments minimize changes in the market value of the obligation, and accordingly, enhance the ability of the Municipal Money Fund to maintain a stable $1.00 net asset value. (See 'Net Asset Value').


INVESTMENT GRADE DEBT SECURITIES The Focus Funds and International Funds may invest in debt securities of investment grade quality. Investment grade debt securities are debt securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization and unrated debt securities believed by the Adviser (on the basis of criteria believed by the Adviser to be comparable to that applied by such rating agencies) to be of comparable quality to debt securities so rated. Debt securities rated Baa or higher by Moody's or BBB or higher by S&P are investment grade securities. Securities rated BBB are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically

                   WINTHROP MUTUAL FUNDS PURCHASE APPLICATION

THE WINTHROP FOCUS FUNDS                               THE WINTHROP OPPORTUNITY FUNDS
Winthrop Growth Fund                                   Winthrop Developing Markets Fund
Winthrop Growth and Income Fund                        Winthrop International Equity Fund
Winthrop Small Company Value Fund                      Winthrop Municipal Money Fund
Winthrop Fixed Income Fund                             Winthrop U.S. Government Money Fund
Winthrop Municipal Trust Fund

Complete the entire application and return it to your financial advisor or mail it to: WINTHROP MUTUAL FUNDS, C/O FPS SERVICES, INC. P.O. BOX 61503, (3200 HORIZON DR.), KING OF PRUSSIA, PA 19406-0903. For assistance, call (800) 225-8011, option 2.

                            1.  ACCOUNT REGISTRATION


Today's Date:____________________, 19 _____            Existing Account #
                                                       (if applicable)
                                              __________________________________


/ / INDIVIDUAL OR JOINT ACCOUNT

--
----------------------------------------------------------------------------    ---------------------------------
Owner's Name (first name)           (MI)    (last name)                           Social Security Number
                                                                                 (required to open account)



Joint Owner's Name* (first name)    (MI)    (last name)
*Joint Tenants with right of survivorship unless otherwise indicated.

/ / GIFT TO A MINOR

--------------------------------------------------------------------------------
Custodian (first name)              (MI)    (last name)

--------------------------------------------------------------------------------
Minor (first name)                  (MI)    (last name)



______________________________                                        UNDER THE ______ UNIFORM GIFTS TO MINOR'S ACT
Minor's Social Security Number (required to open account)             (Minor's state residence)


/ / OTHER

-------------------------------------------------------                  __________________________________
Name of corporation, organization, trust, etc.                           Tax ID Number



/ / ADDRESS

--------------------------------------------------------------------------------
Street                                  City             State

--------------------------------------------------------------------------------
Zip Code            Daytime Phone                            Evening Phone

                             2.  INITIAL INVESTMENT

Please indicate the dollar amount you will invest in each fund and the class of shares you will purchase. If no class is selected, Class A shares will be purchased. Initial minimum per fund is $250. Maximum for Class B is $250,000. Minimums are waived for SEP, SIMPLE, 401(k), 403B and 457 plans. Subsequent purchases can be made for $25 or more. MAKE CHECKS PAYABLE TO WINTHROP MUTUAL FUNDS.

                                                                   $ AMOUNT                CLASS(FUND NUMBER)
Winthrop Growth Fund                                            ---------------  / / Class A (530)   / / Class B (630)
Winthrop Growth and Income Fund                                 ---------------  / / Class A (535)   / / Class B (635)
Winthrop Small Company Value Fund                               ---------------  / / Class A (534)   / / Class B (634)
Winthrop Fixed Income Fund                                      ---------------  / / Class A (531)   / / Class B (631)
Winthrop Municipal Trust Fund                                   ---------------  / / Class A (536)   / / Class B (636)
Winthrop Developing Markets Fund                                ---------------  / / Class A (540)   / / Class B (640)
Winthrop International Equity Fund                              ---------------  / / Class A (541)   / / Class B (641)
Winthrop Municipal Money Fund                                   ---------------
Winthrop U.S. Government Money Fund                             ---------------

                    3.  REDUCED SALES CHARGES (CLASS A ONLY)

If you, your spouse or minor children own shares in other Winthrop Funds, you may be eligible for a reduced sales charge. List any existing accounts to be considered and, if eligible, complete the Rights of Accumulation or the Letter of Intent sections below.

-----------------------------  -----------------------  ------------------------------  --------------------------
Fund                           Account Number           Fund                            Account Number

-----------------------------  -----------------------  ------------------------------  --------------------------
Fund                           Account Number           Fund                            Account Number

/ / RIGHT OF ACCUMULATION Please link the accounts listed above for Right of Accumulation privileges so that this purchase will receive any allowable discount.

/ / LETTER OF INTENT I agree to the terms of the Letter of Intent set forth in the prospectus (including escrowing of shares). Although I am not obligated to do so, it is my intention to invest the following amount over a 13-month period in one or more Winthrop mutual funds in an aggregate amount at least equal to:

  / / $50,000  / / $100,000  / / $250,000  / / $500,000  / / $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account.

                            4.  DISTRIBUTION OPTIONS

If no instructions are given, all distributions will be reinvested in additional shares of the Fund.

INCOME DIVIDENDS (SELECT ONE):               / / Reinvest  / / Pay in cash  / / Use Dividend Direction Option
CAPITAL GAINS DISTRIBUTION (SELECT ONE):     / / Reinvest  / / Pay in cash  / / Use Dividend Direction Option

DIVIDEND DIRECTION OPTION-I/we hereby authorize and request that my/our distributions be either (A) paid to the person and/or address designated below or (B) reinvested into my/our account which we currently maintain in another Winthrop Fund:

A.

           ---------------------------------------------------------------------
           Name                              Address

           ---------------------------------------------------------------------


           ---------------------------------------------------------------------
           City, State, Zip

           Account or Policy Number (if applicable)
     ---------------------------

B.
           ---------------------------------------------------------------------
           Fund Name                                   Existing Account Number

           ---------------------------------------------------------------------
           Fund Name                                   Existing Account Number

                            5.  SHAREHOLDER OPTIONS

A. AUTOMATIC MONTHLY INVESTMENT PLAN -- ($25 MINIMUM)

       I hereby authorize Winthrop to draw on my bank account on or about the / / 10th / / 15th or / / 20th day of each month for regular investment in my Fund account in the amount(s) referenced below.

       ATTACH A PREPRINTED VOIDED CHECK FROM THE BANK ACCOUNT YOU WISH TO USE.


                                      $                                                     $
------------------------------------  --------------  ------------------------------------  --------------
Fund Name                             Amount          Fund Name                             Amount

------------------------------------  --------------  ------------------------------------  --------------
Individual Account Owner Signature    Date            Joint Account Owner Signature         Date


B. TELEPHONE TRANSACTIONS

       TELEPHONE EXCHANGE PRIVILEGE-I understand that unless I have checked the box below, this privilege will automatically apply.

       NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.

                 / / I do not elect the telephone exchange privilege.

       TELEPHONE REDEMPTION PRIVILEGE-I authorize the Funds or their transfer agent to effect the redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent as follows:

       / / Mail Redemption proceeds to the name and address in which my Fund Account is registered.


       / / Deposit via 'ACH' to the commercial bank referenced in Section 6.

       / / Wire Redemption proceeds to the Bank referenced in Section 6 and charge my Fund account the applicable wire fee.

       NOTE: The maximum telephone redemption amount is $50,000. Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days.

C. SYSTEMATIC CASH WITHDRAWAL PLAN (ALSO COMPLETE SECTION E) -- ($50 MINIMUM)
   In order to establish systematic withdrawal, an investor must own or purchase shares of the Fund having a current value of at least $10,000.

    FUND                                         AMOUNT
    ----                                        --------
____________________________________________    __________   Frequency:  / / monthly  / / quarterly  / / semi-annually  / / annually
____________________________________________    __________   Frequency:  / / monthly  / / quarterly  / / semi-annually  / / annually

   Payments under this plan should be sent:

   / / by check to the name and address in which my/our Fund account is registered.

   / / by automated clearing house 'ACH' deposits to my Bank and account referenced in Section 6.

   / / by wire to the bank account referenced in Section 6 and charge my Fund account the applicable wire fee.

   / / by check to the Special Payee referenced below:



-----------------------    -------------------------------      ---------------------------
    Name of Payee             Account or Policy Number                    Address
                                  (if applicable)

    NOTE: Systematic withdrawals selected on a semi-annual or annual basis are not eligible for Winthrop's CDSC waiver.


D. AUTOMATIC EXCHANGE PLAN (ALSO COMPLETE SECTION E) -- ($50 MINIMUM)

                                                                  SHARE CLASS*                         Frequency
    FROM* FUND                         TO FUND                    (CIRCLE ONE)       AMOUNT           (CIRCLE ONE)
-----------------------------     -------------------------       ------------    -------------     ----------------
                                                                    A or B
-----------------------------     -------------------------                       -------------     ----------------

                                                                    A or B
-----------------------------     -------------------------                       -------------     ----------------


   * Automatic exchange selection must be between Winthrop Funds WITHIN THE SAME SHARE CLASS unless it is directed to a Winthrop Money Fund, where class designation will not be required. Automatic exchanges are only available for accounts with identical registrations.

   + Monthly, quarterly, semi-annual or annual processing.

E. WITHDRAWAL OR EXCHANGE DATE

   / / I authorize this service to begin on the / / 5th / / 10th / / 15th or / / 25th day of ______________ 19__.

F. CONSOLIDATED ACCOUNT STATEMENTS

   If you prefer to receive one quarterly combined statement instead of individual account statements, please reference the Winthrop Fund name (include share class) and account numbers that you would like consolidated.


------------------------------------------------------               ------------------------------------------------------
    Fund name/class/account number                                   Fund name/class/account number

------------------------------------------------------               ------------------------------------------------------
    Fund name/class/account number                                   Fund name/class/account number

------------------------------------------------------------------------------
                   CHECKWRITING APPLICATION / SIGNATURE CARD

Check the Winthrop Money Fund(s) that are to have checkwriting privileges. Minimum check amount: $100.

            [ ] MUNICIPAL MONEY FUND                          [ ] U.S. GOVERNMENT MONEY FUND
------------------------------------------------     ------------------------------------------------
Fund or Brokerage Account Number (if applicable)     Fund or Brokerage Account Number (if applicable)

Checkwriting is available only for accounts holding shares not subject to Winthrop's contingent deferred sales charge. By signing this checkwriting privilege authorization, the undersigned agree(s): (1) the use of the Money Funds' checkwriting privilege shall be subject to all of the terms and conditions contained in the Funds' prospectus in effect at the time each check is presented, and to the rules and regulations as set forth on the reverse side of this form; and (2) each signatory guarantees the genuineness of the other's signature.
            ALL REGISTERED OWNER(S) OF THE FUND(S) MUST SIGN BELOW:



Account Name(s) as Registered                 Social Security Number              Authorized Signature*

-----------------------------------------     ---------------------               ----------------------
-----------------------------------------     ---------------------               ----------------------
-----------------------------------------     ---------------------               ----------------------

* For joint accounts, all owners, or their legal representatives, must sign this card.

[ ] Check here if all signatures are required on checks. [ ] Check if not all signatures are required on checks. Number of signatures required ______.

                          6. BANK ACCOUNT INFORMATION


To be completed if applicable under Shareholder Options-Sections B or C. ATTACH VOIDED BLANK CHECK FROM YOUR BANK ACCOUNT TO THIS FORM.



------------------------------------------------------               ------------------------------------------------------
Name of bank                                                         Branch (if applicable)

------------------------------------------------------               ------------------------------------------------------
Name in which bank account is established                            Bank account number

                          7. SHAREHOLDER AUTHORIZATION


     By selecting any of the above telephone privileges, I agree that neither the Winthrop Funds, the Advisers, the Subadviser nor any transfer agent for any of the foregoing will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Funds reasonably believe to be genuine, and that neither the Funds nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Funds at any time. I understand and agree that the Funds reserve the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

     I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

     The person(s), if any, signing on behalf of the investor (i.e. corporation, organization, trust, etc.) represent and warrant that they are authorized to sign this application and purchase, redeem, or exchange shares on behalf of such investor.


     REQUIRED BY FEDERAL TAX LAW TO AVOID 31% BACKUP WITHHOLDING: I certify under penalties of perjury that the social security or taxpayer identification number entered in Section 1 is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked this box: / / I AM SUBJECT TO BACKUP WITHHOLDING.


     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
WITHHOLDING:


------------------------------------------------------               ------------------------------------------------------
Signature                                                            Date

------------------------------------------------------               ------------------------------------------------------
Signature                                                            Date

(If an institution, please include documentation establishing authorized signatories).

                           DEALER/AGENT AUTHORIZATION

We guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.



Name                                                                         Dealer No.
                             ----------------------------                                           -------------------------------

Office Name                                                                  Branch Office No.
                             ----------------------------                                           -------------------------------

Office Address
                             ----------------------------

Representative's Name                                                        Representative's No.
                             ----------------------------                                           -------------------------------

Representative's Phone No.   (     ) -                                       Authorized Signature
                             ----------------------------                                           -------------------------------




                       CHECKWRITING TERMS AND CONDITIONS


1. REDEMPTION AUTHORIZATION: The Signatory(s) whose signature(s) appear on the reverse side, intending to be legally bound, hereby agree each with the other and with UMB Bank, n.a. (Bank) that the Bank is appointed agent for such person(s) and, as such agent, is directed to request FPS Services, Inc., the Transfer Agent of the Winthrop Money Funds (each a Fund and collectively the Funds), to redeem shares of the Fund registered in the name of such Signatory(s) upon receipt of, and in the amount of, checks drawn upon the above numbered account. The Fund or its Transfer Agent shall deposit the proceeds of such redemptions in said account or otherwise arrange for application of such proceeds to payments of said checks. The Bank and the Transfer Agent are expressly authorized to commingle such proceeds in this account with the proceeds of the redemption of the shareholders of the Fund. The Signatory(s) understand that the Bank may also act as an agent and custodian for the Fund. The Bank and Transfer Agent are expressly authorized to honor checks as redemption instructions hereunder and may require signature guarantees in accordance with the policies stated in the Prospectus, but neither the Fund's Transfer Agent, the Bank, the Funds, the Funds' Adviser nor any clearing agent of the foregoing shall be liable for any loss or liability resulting from the absence of any such guarantee.


2. CHECK PAYMENT: The Signatory(s) authorize and direct the Bank to pay each check presented hereunder, subject to all laws and Bank rules and regulations pertaining to checking accounts. In addition, the Signatory(s) agree that: (a) No check shall be issued or honored, or any redemption effected, in an amount less than stated in the Prospectus; (b) No check shall be issued or honored, or redemption effected, for any amounts represented by shares unless payment for such shares has been made in full and any checks given in such payment have been collected through normal banking channels; (c) No check shall be honored unless the Fund has provided the Bank, from the proceeds of redemption or otherwise, collected funds for the payment of such check; (d) Checks issued hereunder cannot be cashed over the counter at the Bank; and (e) Checks shall be subject to any further limitations set forth in the Prospectus issued by the Fund including without limitation any additions, amendments and supplements thereto.

3. DUAL OWNERSHIP: If more than one person is indicated as a registered owner of the Fund shares, such as by joint ownership, ownership in common or tenants by the entirety, then (a) each registered owner must sign the signature card, (b) each registered owner must sign each check issued hereunder unless the parties have indicated on the front of this card that not all Signatory(s) need sign, in which case the Bank and the Transfer Agent are authorized to act upon the indicated number of signatures, and (c) each Signatory guarantees to Bank and Transfer Agent the genuineness and accuracy of the signature of the other Signatory(s).

4. TERMINATION: The Bank may at any time terminate this account, related share redemption service and Bank's agency for the Signatory(s) hereto without prior notice by Bank to any of the Signatory(s). The Funds may terminate this checkwriting privilege in accordance with the procedures stated in the Prospectus.


5. HEIRS AND ASSIGNS: These terms and conditions shall bind the respective heirs, executors, administrators and assigns of the Signatory(s).

unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. For a more complete description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information of each of the Funds.


The investment grade limitations referenced for each Fund are applicable at the time of initial investment and the Fund may determine to retain securities the issuers of which have had their credit characteristics downgraded.

REPURCHASE AGREEMENTS The Funds may enter into 'repurchase agreements' with respect to U.S. Government Securities. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements permit a Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. Winthrop requires continual maintenance of collateral with a Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

FOREIGN SECURITIES The International Funds will, and the Focus Funds except for the Municipal Trust Fund may, invest in foreign securities. There are certain risks involved in investing in foreign securities which are not the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. Additionally, foreign securities may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a foreign issuer, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. To the extent a fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

INVESTMENT COMPANIES Pursuant to the 1940 Act, a fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities and is subject to limitations under the 1940 Act and market availability. The International Funds or the Municipal Money Fund may invest in such investment companies if, in the judgment of the Advisers or Subadviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Municipal Money Fund or an International Fund would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time the Municipal Money Fund or an International Fund would continue to pay its own management fees and other expenses.

OPTIONS Each of the Growth Fund and the Growth and Income Fund may write covered call options (as discussed below) on individual securities or stock indices, but only in order to minimize the effect of a market decline in the value of securities in its portfolio. The Small Company Value Fund may purchase or sell put and call options on individual securities or stock indices as a means of achieving additional return or of hedging the value of its portfolio. The International Funds may purchase and sell put and call options on securities, currencies and financial indices that are traded on U.S. or foreign securities exchanges or in the over-the-counter market. (Options traded in the over-the-counter market are considered illiquid investments.)

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller of the option the underlying security at a specified price. The seller of the put, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold in private transactions (other than on an exchange) also impose on a fund the credit risk that the counterparty will fail to honor its obligations.

An option is considered 'covered' for purposes of the Funds' investment limitations if the party writing it owns, at all times during the option period, either (i) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or lower price.

The success of a Fund's transactions with options depends on the ability of the Adviser or Subadviser to predict the direction of the market and is subject to certain additional risks, including generally greater volatility of options as compared to common stocks and the risk that an option will expire without value.


RISKS OF OPTIONS, CURRENCY EXCHANGE CONTRACTS AND FINANCIAL FUTURES
STRATEGIES Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's or Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. The loss from entering into futures contracts is potentially unlimited. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) skills needed to use these strategies which are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for such Fund to maintain 'cover' or to segregate securities in connection with hedging transactions. See 'Dividends, Distributions and Taxes' in the Statement of Additional Information of each Fund.


WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a 'when issued' or 'delayed delivery' basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuations, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate with their custodian cash or other liquid, unencumbered assets, in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.


STAND-BY COMMITMENTS The Municipal Trust Fund and the Municipal Money Fund may invest in stand-by commitments which may involve certain additional expenses. The custodian of each of these Funds will maintain a segregated account containing liquid securities having value equal to, or greater than, such securities. The price of such securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs within ten days to one month after the purchase of the issue. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. Such securities are examples of what the SEC considers 'illiquid securities' because their settlement date occurs more than seven days after their purchase. The SEC limits money market funds to hold only up to 10% of their net assets for securities which settle more than seven days after purchase.


INVESTMENT RESTRICTIONS

Certain investment restrictions applicable to each Fund are fundamental policies and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. See 'Investment Policies and Restrictions' in the applicable Fund's Statement of Additional Information.

        ---------------------------------------------------------------
                                   MANAGEMENT
        ---------------------------------------------------------------

The Board of Trustees of each Fund has the overall responsibility for the management of the Funds.

Wood, Struthers & Winthrop Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172 ('WSWMC'), has been retained under an investment advisory agreement to provide investment advice and to supervise the management and investment programs of the Focus Funds and International Funds described above, subject to the general supervision and control of each Fund's Trustees.


Pursuant to a Subadvisory Agreement among the International Funds, WSWMC and AXA

Asset Management Partenaires, the Subadviser, a societe anonyme organized under the laws of France with principal offices at 46, avenue de la Grande Armee, Paris, France 75017 furnishes investment advisory services in connection with the management of the International Funds. The Subadviser is an indirect wholly-owned subsidiary of AXA-UAP ('AXA'). WSWMC continues to have responsibility for all investment advisory services pursuant to the investment advisory agreement and supervises the Subadviser's performance of such services. The International Funds are a party to the Subadvisory Agreement solely for purposes of indemnification and termination.



DLJ Investment Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, ('DLJIM'), has been retained under an investment advisory agreement to provide investment advice and to supervise the management and investment programs of the Money Funds, subject to the general supervision and control of the Trustees of the Money Funds. DLJIM was formed in November 1995 for the initial purpose of acting as investment adviser to a select group of individual and institutional investors. DLJIM has hired personnel from both within and outside of DLJ who have experience in the investment company industry, specifically the operation and management of money market funds.



WSWMC and DLJIM (the 'Advisers') are subsidiaries of Donaldson, Lufkin & Jenrette Securities Corporation, which is a member of the New York Stock Exchange and a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ('DLJ'), a major international supplier of financial services. DLJ is an independently operated, indirect subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a member of a large French insurance group. AXA is indirectly controlled by a group of four French mutual insurance companies.


The following individuals are responsible for management of Winthrop's portfolios.

James A. Engle, currently the primary manager of the Growth and Income Fund, acted as co-portfolio manager of the Growth and Income Fund (since July 1993) prior to which he was its sole portfolio manager (since 1986, which includes its predecessor, the Pine Street Fund, Inc.). Mr. Engle is also the co-portfolio manager of the Growth Fund (since March 1993) and the Small Company Value Fund (since 1989, which was previously named the Aggressive Growth Fund and includes its predecessor, the Neuwirth Fund, Inc.). Mr. Engle is a Vice President of Winthrop and is also the Chief Investment Officer and Managing Director of WSWMC. Mr. Engle heads WSWMC's Investment Committee which focuses its attention on identifying undervalued securities and has been an employee of the firm since 1983.


Cathy A. Jameson is the portfolio manager of the Fixed Income Fund, a position she has held since the commencement of its operations and is a Vice President of Winthrop. Ms. Jameson is also a Managing Director of WSWMC and has been an employee of WSWMC since 1979.



Roger W. Vogel, currently the primary manager of the Small Company Value Fund, has acted as the portfolio co-manager of the Growth Fund, the Growth and Income Fund, and the Small Company Value Fund since July 1993. Mr. Vogel is a Vice President of Winthrop, and a Senior Vice President of the Advisers and the Chief Investment Officer--Equities of DLJIM. Prior to becoming associated with Winthrop, Mr. Vogel was a Vice President and portfolio manager with Chemical Banking Corp.


Marybeth B. Leithead is the portfolio manager of the Municipal Trust Fund, a position she has held since the commencement of its operations on July 28, 1993. Ms. Leithead is also a Vice President of Winthrop and of the Advisers and has been an employee of WSWMC since 1989. A tax-exempt fixed income specialist, Ms. Leithead is responsible for short and long municipal bond investment management for clients of the Advisers. Prior to joining WSWMC, Ms. Leithead was an employee of Citicorp Securities Markets Inc.


Hugh M. Neuburger, currently the primary portfolio manager of the Growth Fund, was assigned as the co-portfolio manager of the Growth Fund, the Growth and Income Fund and the Small Company Value Fund effective as of August 1995. Mr. Neuburger is also a Managing Director and Director of Quantitative Analysis of the Advisers and has been an employee of WSWMC since March 1995. Prior to March 1995, Mr. Neuburger was the president of Hugh M. Neuburger, Inc., a consulting firm providing domestic and global tactical asset allocation advice and other consulting services to large corporate and state pension plans. From 1986 through 1991, Mr. Neuburger was Managing Director of Matrix Capital Management, an investment management firm. Prior thereto, Mr. Neuburger was with the Prudential Insurance Company of America managing asset allocation portfolios.


Robert de Guigne, an employee of the Subadviser, is the portfolio manager of the International Funds.

Mr. de Guigne assumed the day-to-day investment responsibilities of the Developing Markets Fund in August 1996 and the International Equity Fund in June 1997. Mr. de Guigne has been an asset manager responsible for emerging market equities for a subsidiary of AXA since April 1996. Previously, Mr. de Guigne was a portfolio manager for State Street Bank in Paris.



Under the Advisory Agreements with Winthrop, the Advisers or their affiliates provide investment advisory services and order placement facilities for each of the Funds and pay all compensation of the Trustees of Winthrop who are affiliated persons of the Adviser. The Advisers or their affiliates also furnish Winthrop, without separate charge, management supervision and assistance and office facilities in addition to administrative and other nonadvisory services for which they may be reimbursed.


The Focus Funds pay a fee to WSWMC at the following annual percentage rates of the average daily net assets of each Focus Fund: Growth Fund, .750 of 1% of the first $100,000,000, .500 of 1% of the balance; Small Company Value Fund, .875 of 1% of the first $100,000,000, .750 of 1% of the next $100,000,000 and .625 of 1%
of net assets in excess of $200,000,000; Fixed Income Fund, .625 of 1% of the first $100,000,000, .500 of 1% of the balance; Municipal Trust Fund, .625 of 1% of the first $100,000,000, .500 of 1% of the balance; and Growth and Income Fund, .750 of 1% of the first $75,000,000, .500 of 1% of the balance. The advisory fees to be paid by the Growth Fund, the Small Company Value Fund and the Growth and Income Fund are higher than those paid by many other mutual funds with similar investment objectives.


Pursuant to the Advisory Agreement, the Growth Fund has paid WSWMC an advisory fee equivalent to .75% of the average daily net assets for the year ended October 31, 1997. The Growth Fund's total operating expenses of $1,202,263 for such period amounted to 1.36% of the average daily net assets of its Class A shares and 2.06% of the average daily net assets of its Class B shares.



Pursuant to the Advisory Agreement, the Growth and Income Fund has paid WSWMC an advisory fee equivalent to .63% of the average daily net assets for the year ended October 31, 1997. The Growth and Income Fund's total operating expenses of $1,866,864 for such period amounted to 1.22% of the average daily net assets of its Class A shares and 1.92% of the average daily net assets of its Class B shares.



Pursuant to the Advisory Agreement, the Small Company Value Fund has paid WSWMC an advisory fee equivalent to .77% of the average daily net assets for the year ended October 31, 1997. The Small Company Value Fund's total operating expenses of $3,573,073 for such period amounted to 1.35% of the average daily net assets of its Class A shares and 2.05% of the average daily net assets of its Class B shares.



Pursuant to the Advisory Agreement, the Fixed Income Fund has paid WSWMC an advisory fee equivalent to .625% of the average daily net assets for the year ended October 31, 1997. The Fixed Income Fund's total operating expenses for such period were $749,718. For the period November 1, 1997 through April 30, 1998 WSWMC has agreed to reduce its management fees and reimburse expenses by the amount that total fund operating expenses exceed 1.00% of the average daily net assets of Class A shares and 1.70% of the average daily net assets of Class B shares of the Fixed Income Fund. After April 30, 1998, WSWMC may continue or it may determine to discontinue this practice. As a result of the voluntary assumption of expenses, WSWMC reimbursed the Fund $164,718 during the year ended October 31, 1997. Absent such reimbursement, the Fixed Income Fund's total operating expenses for the year ended October 31, 1997 would have amounted to 1.30% of the average daily net assets of its Class A shares and 2.00% of the average daily net assets of its Class B shares.



Pursuant to the Advisory Agreement, the Municipal Trust Fund has paid WSWMC an advisory fee equivalent to .625% of the average daily net assets for the year ended October 31, 1997. The Municipal Trust Fund's total operating expenses for such period were $536,008. For the period June 1, 1996 through June 2, 1997, WSWMC reduced its management fees and reimbursed operating expenses by the amount that total operating expenses exceeded .50% of the average daily net assets of the Fund's Class A shares and 1.20% of the average daily net assets of the Fund's Class B shares. For the period June 3, 1997 through April 30, 1998, WSWMC has agreed to reduce its management fees and reimburse operating expenses by the amount that total fund operating expenses exceed 1.00% of the average daily net assets of the Fund's Class A shares and 1.70% of the average daily net assets of the Fund's Class B shares. After April 30, 1998, with respect to the Municipal Trust Fund, the Adviser may, in its sole discretion, determine to continue to pay certain expenses of the Fund or it may discontinue this practice. As a result of the voluntary assumption of expenses, the Adviser reimbursed the Fund $269,050 during the year ended October 31, 1997. Absent such reimbursement, the Municipal Trust Fund's total operating expenses for such period would have amounted to 1.44% of the average daily net assets of its Class A shares and 2.14% of the average daily net assets of its Class B shares.


The International Funds pay a fee to WSWMC at the following annual percentage rates of the average daily net assets of each International Fund: 1.25% of the first $100,000,000, 1.15% of the next $100,000,000 and 1.00% of net assets in excess of $200,000,000. The advisory fees to be paid by the International Funds are higher than those paid by most other mutual funds.

Under the Subadvisory Agreement, WSWMC pays the Subadviser for its services, out of the Adviser's own resources, at the following annual percentage rates of the average daily net assets of each International Fund: .625% of each International Fund's first $100,000,000, .575% of the next $100,000,000 and .50% of the balance.


For the year ended October 31, 1997, pursuant to the Advisory Agreement, the International Funds paid WSWMC advisory fees equivalent to 1.25% of the average daily net assets of each Fund. The total operating expenses of the International Equity Fund and the Developing Markets Fund for such period were $1,176,144 and $1,047,363, respectively. Commencing at the inception of the International Funds through April 30, 1998, WSWMC and the Subadviser have agreed to voluntarily reduce their management fees by the amount that total operating expenses exceed

2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each International Fund. Any such reduction will be borne equally between the Adviser and Subadviser. After April 30, 1998, WSWMC and the Subadviser may, in their sole discretion, determine to discontinue this practice with respect to either International Fund. As a result of the voluntary assumption of expenses, the Adviser reimbursed the International Equity Fund $88,653 and the Developing Markets Fund $139,596 during the year ended October 31, 1997. Absent such reimbursement, the International Equity Fund's total operating expenses for such period would have amounted to 2.33% of the average daily net assets of its Class A shares and 3.08% of the average daily net assets of its Class B shares and the Developing Markets Fund's total operating expenses for such period would have amounted to 2.49% of the average daily net assets of its Class A shares and 3.24% of the average daily net assets of its Class B shares.


The Money Funds pay a fee of .40% of the average daily net assets of each Money Fund to DLJIM, which is reduced to .35% of each Money Fund's average daily net assets in excess of $1 billion. The advisory fees to be paid by the Money Funds are similar to those paid by other money market mutual funds.


For the period from the inception of the Money Funds on February 24, 1997 through October 31, 1997, pursuant to the Advisory Agreement, the Money Funds paid DLJIM advisory fees equivalent to .40% (annualized) of the average daily net assets of each Fund. The total operating expenses of the Municipal Money Fund and the U.S. Government Money Fund for such period were $260,693 and $230,350, respectively. Commencing at the inception of the Money Funds through April 30, 1998, DLJIM has agreed to reduce its management fees and DLJIM or its affiliates have agreed to reimburse operating expenses by the amount that total operating expenses exceed .90% of the average daily net assets of each Money Fund. After April 30, 1998, DLJIM or its affiliates may, in their discretion, determine to discontinue this practice with respect to either Money Fund. As a result of the voluntary assumption of expenses, the Adviser reimbursed the Municipal Money Fund $80,308 and the U.S. Government Money Fund $76,506 during the period from the inception of the Money Funds on February 24, 1997 through October 31, 1997. Absent such reimbursement, the Municipal Money Fund's and the U.S. Government Money Fund's total operating expenses for such period would have amounted to 1.30% and 1.35%, respectively, of the average daily net assets of each Fund.


        ---------------------------------------------------------------
                              EXPENSES OF WINTHROP
        ---------------------------------------------------------------

GENERAL

In addition to payments to each Fund's Adviser under the investment advisory agreements described above, Winthrop pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the SEC and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs;

clerical, accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Advisers or Subadviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Focus Funds by WSWMC under the investment advisory agreement, Winthrop may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by its affiliates. In such event, the services shall be provided to the Focus Funds at cost and the payments therefor must be specifically approved in advance by the Focus Funds' Trustees, including a majority of its disinterested Trustees. Under the terms of the investment advisory agreements with the International Funds and the Money Funds, management supervision and assistance and office facilities, in addition to administrative and nonadviser services provided to the Adviser or their affiliates, may be reimbursed.

DISTRIBUTION AGREEMENT

Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares. Under SEC regulations, some of the payments described below to be made by Winthrop could be deemed to be distribution expenses within the meaning of such rule. Thus, pursuant to Rule 12b-1, the Trustees of each Fund (including a majority of its disinterested Trustees) have adopted separate 12b-1 Plans for expenses incurred in distributing Class A shares (the '12b-1 Class A Plans') and Class B shares (the '12b-1 Class B Plans') of the Focus Funds and

International Funds and in distributing shares of the Money Funds ('Money Fund 12b-1 Plans' and collectively, the '12b-1 Plans'). Winthrop, on behalf of each Fund, has entered into a Distribution Agreement (the 'Agreements') with Donaldson, Lufkin & Jenrette Securities Corporation, Winthrop's distributor (the 'Distributor'). The Distributor may enter into service agreements with other entities. The Distributor is located at 277 Park Avenue, New York, New York 10172.

In adopting the 12b-1 Plans, the Trustees of each Fund determined that there is a reasonable likelihood that the 12b-1 Plans may benefit such Fund and its shareholders.

With respect to each Focus Fund, the maximum amount payable under the 12b-1
Class A Plans is .30 of 1% of the average daily net assets of the Class A shares during the year consisting of (i) an asset-based sales charge of .05 of 1% of the average daily net assets of the Class A shares and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class A shares. With respect to each International Fund, the maximum amount payable under the Rule 12b-1
Class A Plans is .25 of 1% of the average daily net assets of the Class A shares during the year. Under the 12b-1 Class B Plans, the maximum amount payable by each Fund is 1% of the average daily net assets of the Class B shares during the year consisting of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares and (ii) a service fee of up to
 .25 of 1% of the average daily net assets of the Class B shares. The Agreements,

but not the Rule 12b-1 Plans, will terminate in the event of their assignment.

With respect to each Money Fund, the maximum amount payable by the Money Funds under the Money Fund 12b-1 Plans for distributing shares is .40 of 1% of the average daily net assets of each Money Fund during the year. The current amount payable by the Money Funds under the Money Fund 12b-1 Plans to the Distributor is .25 of 1% of the average daily net assets of each Money Fund during the year. Pursuant to the Money Fund's Agreement, the Trustees can raise the distribution fees up to the maximum amount by a majority vote if the Trustees, in their opinion, feel that the raise is in the best interest of the Money Funds and their shareholders. The Agreements, but not the Money Fund 12b-1 Plans, will terminate in the event of their assignment.


With respect to the Money Fund 12b-1 Plans and the 12b-1 Class A Plans and 12b-1 Class B Plans plans for the International Funds (the 'International Fund 12b-1 Plans'), amounts paid by the Money and International Funds are used in their entirety to reimburse the Distributor for actual expenses incurred. In contrast, under the 12b-1 Class A Plans, and 12b-1 Class B Plans for the Focus Funds (the 'Focus Fund 12b-1 Plans'), each Focus Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


Amounts paid under the 12b-1 Plans and the Agreements are used in their entirety to pay the Distributor for expenses incurred to (i) promote the sale of shares of each Fund by, for example, paying for the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders, by directly or indirectly purchasing radio, television, newspaper and other advertising or by compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance, (ii) make payments to the Distributor to compensate broker-dealers or other persons for providing distribution assistance and (iii) make payments to compensate financial intermediaries for providing administrative and accounting services with respect to Winthrop's shareholders.

With respect to sales of Class B shares through a broker-dealer, the broker-dealer is paid a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of shares of the Funds. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than directly from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly. Investors who purchase their shares directly from a Fund will pay a pro rata share of such Fund's expenses of encouraging broker-dealers to provide such services but will not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Fund.



The International Fund 12b-1 Plans and the Money Fund 12b-1 Plans permit payments to be made in subsequent years for expenses incurred in prior years if the Funds' Trustees specifically authorize such payment. As of the year ended October 31, 1997, the amounts eligible for payment in subsequent years were $254,632 and $307,866 for the Developing Markets Fund and the International Equity Fund, respectively, which represents .74% and .60% of the Fund's October 31, 1997 net assets, respectively, and $31,414 and $25,145 for the Municipal Money Fund and the U.S. Government Money Fund, respectively, which represents 0.08% and 0.07% of the Funds' October 31, 1997 net assets, respectively.



The table below shows distribution costs charged to each Fund during the past fiscal year or, in the case of the Municipal Money Fund and U.S. Government Money Fund, during the period from the Funds' inception on February 24, 1997 through October 31, 1997.



                                      DISTRIBUTION COSTS
                                      -------------------
                                      CLASS A     CLASS B
                                      --------    -------
Growth Fund........................   $234,630    $66,519
Growth and Income Fund.............    397,878    130,709
Small Company Value Fund...........    743,608    110,675
Fixed Income Fund..................    162,999     24,511
Municipal Trust Fund...............    111,128      5,259
International Equity Fund..........    105,661     61,657
Developing Markets Fund............     89,391     47,933



                                           DISTRIBUTION COSTS
                                           ------------------
Municipal Money Fund....................        $ 50,107
U.S. Government Money Fund..............          42,735



Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by Winthrop.

In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

        ---------------------------------------------------------------
                             PURCHASES, REDEMPTIONS
        ---------------------------------------------------------------
                            AND SHAREHOLDER SERVICES
        ---------------------------------------------------------------

PURCHASES

Shares of the Funds will be offered on a continuous basis directly by the Funds and by the Distributor, acting as agent for the Funds, at the respective net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange (the 'NYSE'), currently 4:00 p.m., New York City time, following receipt of a purchase order in proper form plus, in the case of Class A shares of each Focus Fund and International Fund, an initial sales charge imposed at the time of purchase or, subject to a contingent deferred sales charge upon (i) redemption of Class B shares of each Focus Fund and International Fund, (ii) certain redemptions of Class A shares of each Focus Fund and International Fund and (iii) certain redemptions of shares of each Money Fund. The investor should send a completed Share Purchase Application (found in this Prospectus) and enclose a check in the amount of the initial investment to the Transfer Agent, FPS Services, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903, Attn: Winthrop Mutual Funds. (For overnight courier deliveries, replace P.O. Box 61503 on the address label with 3200 Horizon Drive). The account will be established once the application and check are received in good order. Checks should be made payable to 'Winthrop Mutual Funds.' Checks made payable to the shareholder or another third party (third party checks) will not be accepted for investment in Winthrop.

To open a new account by wire, first call Winthrop Mutual Funds at 1-800-225-8011 (option #2) to obtain an account number. A representative will instruct you to send a completed, signed application to the Transfer Agent. Accounts cannot be opened without a completed, signed application and a fund account number. Contact your bank to arrange a wire transfer to:


      UMB Bank, n.a.
      ABA #10-10-00695

      For: FPS Services, Inc.
      A/C #98-7037-0719
      Attn: Winthrop Mutual Funds


      Your wire instructions must also include:

     -- the name of the Fund in which the money
        is to be invested,
      --your account number at the Fund, and
      --the name(s) of the account holder(s).

Investors who purchase shares of the Money Funds through a wire transfer will be eligible to receive the daily dividend declared on the date of purchase if the Transfer Agent is notified of such purchase by 12:00 Noon and wired funds are received by the Transfer Agent by 4:00 p.m. (See 'Dividends, Distributions and Taxes.')

Investors may also open Winthrop accounts via their securities dealer. In addition, securities dealers may offer an automatic sweep for the shares of the Money Funds in the operation of cash accounts for its customers. Shares of the Money Funds purchased through an automatic sweep by 1:00 p.m. are eligible to receive that day's daily dividend. Contact your securities dealer to determine if a sweep is available and what the sweep parameters are.

The initial minimum investment in each Fund is $250 and $25 for subsequent investments in a Fund. (For example, an investor wishing to make an initial investment in shares of two Funds would be required to invest at least $250 in each Fund.) Full and fractional shares will be credited to an investor's account in the amount of the investment. Share certificates will not be issued for full or fractional shares of the Money Funds. Each Fund reserves the right to reject any initial or subsequent investment in its sole discretion. Shareholder accounts established on behalf of the following types of plans will be exempt from the Fund's minimum initial investment and minimum subsequent investment requirements: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code; (iii) deferred compensation plans described in section 457 of the Code; (iv) simplified employee pension (SEP) plans; and (v) savings incentive match plans for employees (SIMPLE) plans. With respect to Class B shares of an International Fund or Focus Fund, an investor's maximum purchase of such shares is $250,000.

Existing shareholders wishing to purchase additional shares of a Fund may use the investment stub found at the bottom of the Funds' Shareholder Statement form or, if one is not available, they may send a check payable to such Fund directly to Winthrop's Transfer Agent, FPS Services, Inc. at the address indicated on the back cover of this Prospectus. Any check for additional shares sent directly to Winthrop should reference the account number to which it should be credited. Existing shareholders may also purchase additional shares of a Fund via a wire transfer by contacting and providing the Fund account information to the Transfer Agent and following the wire instructions above.

Further information and assistance is available by contacting Winthrop at the address or telephone number listed on the back cover of this Prospectus.

REDEMPTIONS

Shares of Winthrop may be redeemed at a redemption price equal to the net asset value per share, as next computed following the receipt in proper form by Winthrop of shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B shares and certain redemptions of Class A shares and certain redemptions of shares of the Money Funds.

The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the value of the Fund's portfolio securities at the time of such redemption or repurchase. (See 'Dividends, Distributions and Taxes' for a discussion of the tax consequences of a redemption.)

To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to Winthrop's Transfer Agent, FPS Services, Inc. containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone. (See 'Additional Shareholder Services--Telephone Redemption and Exchange Privilege'). The address of the Transfer Agent can be found on the back cover of this Prospectus.

If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an 'eligible guarantor institution' as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.


Winthrop may request in writing that a shareholder whose account in a Fund has an aggregate balance of less than $250 increase his or her account to at least that amount within 60 days. If the shareholder fails to do so, Winthrop reserves the right to close such account and send the proceeds to the shareholder. IRAs and other qualified retirement accounts are not subject to mandatory redemption. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than $250 based solely on the market movement of such Fund's shares.


The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the exchange is deemed to be restricted under rules of the SEC, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by Winthrop of its portfolio securities is not reasonably practicable, or as a result of which it is not reasonably practicable for Winthrop to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of shareholders. Generally, redemptions will be made by payment in cash or by check. (See the Statement of Additional Information.)

For information concerning circumstances in which redemptions may be effected through the delivery of in kind portfolio securities, see the Statement of Additional Information.

INITIAL SALES CHARGE

Class A shares of each International Fund and Focus Fund are offered at the net asset value next determined plus a sales charge, as follows:

FOCUS FUNDS:

                                   INITIAL SALES CHARGE
                      -----------------------------------------------
                      AS A % OF                      COMMISSION TO
                      NET AMOUNT    AS A % OF      DEALER/AGENT AS A
AMOUNT PURCHASED       INVESTED   OFFERING PRICE  % OF OFFERING PRICE
--------------------- ----------  --------------  -------------------
Less than $50,000....    4.99%         4.75%              4.25%
$50,000 to less than
  $100,000...........    4.71          4.50               4.00
$100,000 to less than
  $250,000...........    3.90          3.75               3.25
$250,000 to less than
  $500,000...........    2.56          2.50               2.25
$500,000 to less than
  $1,000,000.........    1.78          1.75               1.60
$1,000,000 or more...       0             0                  0

INTERNATIONAL FUNDS:

                                   INITIAL SALES CHARGE
                      -----------------------------------------------
                      AS A % OF                      COMMISSION TO
                      NET AMOUNT    AS A % OF      DEALER/AGENT AS A
AMOUNT PURCHASED       INVESTED   OFFERING PRICE  % OF OFFERING PRICE
--------------------- ----------  --------------  -------------------
Less than $50,000....    6.10%         5.75%              5.00%
$50,000 to less than
  $100,000...........    4.71          4.50               3.75
$100,000 to less than
  $250,000...........    3.63          3.50               2.80
$250,000 to less than
  $500,000...........    2.56          2.50               2.00
$500,000 to less than
  $1,000,000.........    2.04          2.00               1.60
$1,000,000 or more...       0             0                  0

On purchases of $1,000,000 or more, there is no initial sales charge; the

Distributor may pay the dealer a fee of up to 1% as follows: 1% on purchases up to $2 million, plus .80% on the next $1 million up to $3 million, .50% on the next $47 million up to $50 million, .25% on purchases over $50 million. In addition, Class A shares issued upon conversion of other shares of the Fund are not subject to an initial sales charge.

From time to time, the Distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.


In addition, investors may be charged a fee by a securities dealer if they effect transactions through a broker or agent.


SALES AT NET ASSET VALUE

The initial sales charge will be waived for the following shareholders or transactions:

 (1) investment advisory clients of the Advisers;


 (2) officers and Trustees of the Funds, directors or trustees of other investment companies managed by the Advisers, officers, directors and full-time employees of the Advisers and of their wholly-owned subsidiaries or parent entities ('Related Entities'); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, 'relatives'), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);



 (3) certain employee benefit plans for employees of the Advisers and Related Entities;


 (4) an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds). To qualify, the Distributor or Transfer Agent must be notified at the time of purchase;

 (5) shares purchased by registered investment advisors on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisors or broker-dealers perform advisory, custodial, record keeping or other services;



 (6) shares purchased as a client of DLJdirect Inc., a subsidiary of the Distributor.



 (7) shareholders who received shares in Winthrop as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares of Winthrop; and



 (8) shares purchased for the following types of retirement plan accounts: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code and (iii) deferred compensation plans described in section 457 of the Code.



 (9) Class B Shares which are automatically converted to Class A Shares. See 'Automatic Conversion of Class B Shares.'


REDUCED SALES CHARGES

A reduction of sales charge rates in the tables above may be obtained for participants in any of the following discount programs. These programs allow an investor to receive a reduced offering price based upon the assets held or pledged by the investor. The term 'investor' refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for the trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans of a single employer.

LETTER OF INTENT By initially investing at least $250 and submitting a Letter of Intent to the Funds' Distributor or Transfer Agent, an investor may purchase shares of Winthrop over a 13-month period at the reduced sales charge applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. However, the reduced sales charge would not apply to such purchases. It is the investor's responsibility to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.


5% of the total amount to be invested pursuant to the Letter will be held in escrow by the Transfer Agent until the investment contemplated by the Letter is completed within the 13-month period. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the total shares purchased.

RIGHT OF ACCUMULATION For investors who already have an account with the Funds, reduced sales charges based upon the Funds' sales charge schedule are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares the investor currently owns to the amount being invested. The Right of Accumulation is illustrated by the following example:

If a previous purchase currently valued in the amount of $50,000 had been made subject to a sales charge and the shares are still held, a current purchase of $50,000 will qualify for a reduced sales charge (i.e. the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. It is the investor's responsibility to notify the Transfer Agent at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

To be entitled to a reduced sales charge based upon shares already owned, the investor must notify the Distributor or the Transfer Agent at the time of the purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts and those accounts held in the name of his spouse or for minor children, the age of any such child and the specific relationship of each such person to the investor.

CONCURRENT PURCHASES To qualify for a reduced sales charge, the investor may combine concurrent purchases of shares purchased in any Winthrop Fund. For example, if the investor concurrently invests $25,000 in one Fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the investor must notify the Distributor or Transfer Agent prior to his or her purchase.

COMBINED PURCHASE PRIVILEGE By combining the investor's holdings of shares in any Winthrop Fund, the investor can reduce the initial sales charges on any additional purchases of Class A shares. The investor may also use these combinations under a Letter of Intent. This allows the investor to make purchases over a 13-month period and qualify the entire purchase for a reduction in initial sales charges on Class A shares. A combined purchase of $1,000,000 or more may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. (See 'Contingent Deferred Sales Charge on Class A Shares.')

REINSTATEMENT PRIVILEGE The Reinstatement Privilege permits shareholders to reinvest the proceeds of each Fund's Class A shares redeemed, within 120 days from the date of redemption, without an initial sales charge. It is the investor's responsibility to notify the Transfer Agent prior to his or her purchase in order to exercise the Reinstatement Privilege. In addition, a CDSC paid to Winthrop will be eligible for reimbursement at the current net asset value of the applicable Fund if a shareholder reinstates his Winthrop account holdings within 120 days from the date of redemption.

CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES

A shareholder can purchase Class B shares at net asset value without an initial sales charge. However, a shareholder may pay a CDSC if such shareholder redeems within four years after purchase. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the Class B shares being redeemed. Accordingly, no Class B CDSC will be imposed on amounts representing increases in net asset value above the initial purchase price of the shares identified for redemption. In determining the Class B CDSC, Class B shares are redeemed in the following order: (i) those acquired pursuant to reinvestment of dividends or distributions, (ii) those held for over four years, and (iii) those held longest during the four-year period.

Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since the shareholder made the purchase according to the table below.

   YEAR SINCE PURCHASE        PERCENTAGE CONTINGENT
     PAYMENT WAS MADE         DEFERRED SALES CHARGE
--------------------------  --------------------------
          First                         4%
          Second                        3%
          Third                         2%
          Fourth                        1%
   Fifth and thereafter                 0%

The amount of any CDSC will be paid by the shareholder to and retained by the Distributor and will not offset the amounts which may be paid to the Distributor under the Agreement. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, recognized by a shareholder on the redemption of shares.

The CDSC on Class B shares will be waived for the following shareholders or transactions:

 (1) shares received pursuant to the exchange privilege which are currently exempt from a contingent deferred sales charge;

 (2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended) (the 'Code');

 (3) redemptions made pursuant to Winthrop's systematic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 10% of the total market value of an account may be withdrawn over any 12 month period (shareholders who elect systematic withdrawals on a semi-annual or annual basis are not eligible for the waiver); and

 (4) liquidations, distributions or loans from the following types of retirement plan accounts: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code and (iii) deferred compensation plans described in section 457 of the Code.

Redemptions effected by the Funds pursuant to their right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.


In addition, investors may be charged a fee by a securities dealer if they effect transactions through a broker or agent.


CONTINGENT DEFERRED SALES CHARGE ON CLASS A SHARES

A Limited Contingent Deferred Sales Charge ('Limited CDSC') will be imposed by the Funds upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above (i.e., purchases of $1,000,000 or more).

The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of (i) the net asset value at the time of purchase of the Class A shares being redeemed or (ii) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the 'net asset value at the time of purchase' will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and, in the event of an exchange of such Class A shares, the 'net asset value of such shares at the time of redemption' will be the net asset value of the shares into which the Class A shares have been exchanged.

Redemptions of such Class A shares held for more than 12 months will not be subjected to the Limited CDSC, and an exchange of such Class A shares will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count towards satisfying the 12-month holding period. The Funds will assess the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A shares of the Funds or shares into which the Class A shares have been exchanged.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or upon amounts representing share appreciation. All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

The Limited CDSC will be waived for the shareholders and transactions described above as eligible for waiver under 'Contingent Deferred Sales Charge on Class B Shares' and 'Sales at Net Asset Value.'

CONTINGENT DEFERRED SALES CHARGE ON CONVERTED SHARES--FOCUS FUNDS


Class A shares issued upon conversion of shares of a Focus Fund purchased prior to February 28, 1996 ('Converted Shares') will be subject to the same contingent deferred sales charge with the same terms as the Converted Shares were subject to at the time of purchase. This CDSC is similar in all respects to the CDSC charged on Class B shares except that the CDSC will not be imposed if the amount redeemed is obtained from increases in the value of the account in a Fund (whether from appreciation or reinvestment of dividends and capital gains distributions) above the amounts of purchase payments during the past four years.

For purposes of the CDSC on Class A shares issued upon conversion of Converted Shares, it is assumed that the redemption is made from the earliest purchase payment from which a redemption (or exchange) has not already been effected. Therefore, redemptions will first be made from increases in the value of the account without imposition of a CDSC and then, if necessary, from the shares which have been held the longest.

Because the CDSC on Class A shares issued upon conversion of Converted Shares is based on dollar value rather than number of shares, it may be imposed even if the number of shares in the investor's account has increased through reinvestment of dividends and capital gains distributions.

The CDSC on Class A shares issued upon conversion of Converted Shares will be waived for the following shareholders or transactions:

 (1) investment advisory clients of the Advisers;


 (2) officers, directors and full-time employees and Trustees of Winthrop, the Advisers and Related Entities; or the relatives of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to Winthrop);



 (3) certain employee benefit plans for employees of the Advisers and Related Entities;


 (4) an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds). To qualify, the Distributor or Transfer Agent must be notified at the time of purchase;


 (5) shares purchased by registered investment advisers or by broker-dealers that have sales agreements with the Funds and which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers charge a fixed fee and perform advisory, custodial, record keeping or other services.


 (6) shareholders of Neuwirth Fund, Inc., Pine Street Fund, Inc. and deVegh Mutual Fund, Inc., which were diversified, no-load open-end management investment companies to which WSWMC provided investment advisory services;


 (7) liquidations, distributions or loans from the following types of retirement plans established on or after February 1, 1995: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code; and (iii) deferred compensation plans described in section 457 of the Code;

 (8) redemptions as a result of shareholder death or disability (as defined in the Code); and

 (9) redemptions made pursuant to Winthrop's systematic withdrawal plan up to 1% monthly or 3% quarterly of the account's total purchase payments (excluding dividend reinvestment) not to exceed 10% of total purchase payments over any 12 month rolling period (systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver).

Redemptions effected by Winthrop pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.

AUTOMATIC CONVERSION OF CLASS B SHARES

Class B shares held for eight years after purchase will be automatically converted into Class A shares. Winthrop will effect conversions of Class B shares into Class A shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a 'Conversion Date'). If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, an investor's Class B shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B shares for as long as an additional three months after the eighth anniversary after purchase before the shares will automatically convert into Class A shares.

All such automatic conversions of Class B shares will constitute a tax-free exchange for federal income tax purposes.

ADDITIONAL SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE Shares of one class of a Fund can be exchanged for the same class of another Fund. Shareholders whose initial investment was directly into a Money Fund may exchange such shares into either class of the International Funds or the Focus Funds. Shares of each Money Fund established pursuant to Winthrop's exchange privilege will be eligible for exchange into the International Funds or Focus Funds provided that the exchange is directed into the same class of shares upon which the initial investment was made. Unless otherwise indicated in the initial Share Purchase Application or by written notice to Winthrop or its Transfer Agent, shareholders whose initial investment was invested directly into a Money Fund will, upon an exchange request, automatically be exchanged into Class A shares of the requested International Fund or Focus Fund. Exchanges may be made by mail or telephone. (See 'Telephone Redemption and Exchange Privilege'.) The exchange privilege for all the Funds is available only in states in which shares of the relevant Fund may be legally sold. An exchange is effected on the basis of each Fund's relative net asset value per share next computed following receipt of an order for such exchange from the shareholder.

Class A shares subject to a contingent deferred sales charge as described in 'Contingent Deferred Sales Charge on Class A Shares,' and 'Contingent Deferred Sales Charge on Converted Shares--Focus Funds,' and

Class B shares which are exchanged will continue to be subject to the same contingent deferred sales charge at the same rate and for the same period of time as they were prior to exchange. A shareholder will pay a higher 12b-1 fee when exchanging (i) shares of the Money Funds or Class A shares of the International Funds (.25 of 1% annually) for Class A shares of the Focus Funds (.30 of 1% annually) or (ii) shares of the Money Funds for Class B shares of the International Funds or Focus Funds (1% annually).



Winthrop imposes no separate charge for exchanges. However, a shareholder may be subject to an initial sales charge upon exchanging shares of a Money Fund for Class A shares of the International Funds or Focus Funds. (See 'Purchases, Redemptions and Shareholder Services--Initial Sales Charge.') A shareholder will not be assessed any contingent deferred sales charge at the time of an exchange between the Funds. Any applicable contingent deferred sales charge will be assessed when the shareholder redeems shares of a Fund or from an account established pursuant to Winthrop's exchange privilege in the Money Funds or Alliance Money Market Funds. The period of time during which a shareholder owns shares in any of the Funds will be credited to such shareholders holding period in determining the applicable contingent deferred sales charge, if any. However, the period of time during which a shareholder's funds are held in the Alliance Money Market Funds will not be included in the holding period used to determine the applicable contingent deferred sales charge. In addition, investors may be charged a fee on exchanges that are effected through a securities dealer.



The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. Winthrop reserves the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon at least 60 days prior written notice. The exchange privilege is not meant to afford shareholders a means to play short term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who in the opinion of the Adviser engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.


Exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses for such Fund may be higher and a sales charge differential may apply. Shareholders should be aware that an exchange is treated for federal income tax purposes as a sale and a purchase of shares which may result in recognition of a gain or loss.

AUTOMATIC MONTHLY INVESTMENT PLAN A shareholder may elect on the Share Purchase Application to make additional investments in a Fund automatically by authorizing Winthrop to draw on the shareholder's bank account.

A shareholder may change the date (either the 10th, 15th or 20th of each month) or amount (subject to a minimum of $25) of the shareholder's monthly investment at any time by letter to Winthrop at least three business days before the change becomes effective. The plan may be terminated at any time without penalty by the shareholder or Winthrop.

AUTOMATIC EXCHANGE PLAN Shareholders may authorize Winthrop to exchange an amount established in advance automatically for shares of the same class of another series of Winthrop or for shares of the Money Funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum exchange into another Fund under the Automatic Exchange Plan is $50. These exchanges are subject to the terms of the Exchange Privilege described above. See 'Additional Shareholder Services--Exchange Privilege.'

DIVIDEND DIRECTION OPTION A shareholder may elect on the Share Purchase Application to have his or her dividends paid to another individual or directed for reinvestment within the same class of another series of Winthrop or into the Money Funds provided that an existing account in such other Fund is maintained by the shareholder.


SYSTEMATIC WITHDRAWAL PLAN Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $10,000 may establish a Systematic Withdrawal Plan under which the shareholder or a third party will receive payment by check in a stated amount of not less than $50 on a monthly, quarterly, semi-annual or annual basis. A contingent deferred sales charge which may otherwise be imposed on a withdrawal redemption will be waived in connection with redemptions made pursuant to Winthrop's Systematic Withdrawal Plan up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestment) not to exceed 10% over any 12-month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. See 'Purchases, Redemptions and Shareholder Services.'



CHECKWRITING PRIVILEGES. Shareholders of the Money Funds may redeem shares by writing checks against their account balance for at least $100. Investments in the Money Funds will continue to earn dividends until a shareholder's check is presented to the Money Funds for payment. Checks will be returned by the Transfer Agent if there are insufficient shares to meet the withdrawal amount. Shareholders should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written. There is currently no charge to shareholders for checkwriting, but the Money Funds reserve the right to impose a charge in the future. The Money Funds may modify, suspend or terminate checkwriting privileges at any time upon notice to shareholders and will terminate checkwriting privileges without notice for accounts whose assets are exchanged completely out of the Money Funds. In addition, UMB Bank, n.a., as agent for the Transfer Agent in processing redemptions via the checkwriting privilege, reserves the right to terminate checkwriting privileges at any time without notice to shareholders. Checkwriting privileges will not be available for accounts whose shares are subject to a contingent deferred sales charge.


TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGE A shareholder may elect on the Share Purchase Application to be eligible to make withdrawals from such shareholder's account via telephone orders (toll free (800) 225-8011) given to Winthrop by the shareholder or the shareholder's investment dealer of record. The maximum amount of such withdrawals is $50,000 per day. A shareholder may also transfer assets via telephone from such shareholder's account to purchase shares of another Fund. Winthrop will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures include the requirement that redemption or transfer orders must include the account name and the account number as registered with Winthrop. The minimum amount for a wire transfer is $1,000. Proceeds of telephone redemptions may also be sent by automated clearing house funds to a shareholder's designated bank account. Neither Winthrop, the Advisers, nor any transfer agent for any of the foregoing will be responsible for following instructions communicated by telephone that are reasonably believed to be genuine; accordingly, investors bear the risk of loss. The Telephone Exchange Privilege will be offered automatically unless a shareholder declines such option on the Share Purchase Application or by writing to the Fund's Transfer Agent at the address listed on the back cover of this Prospectus.

TIMING OF REDEMPTIONS AND EXCHANGES If a redemption or transfer order for a Fund is received on a Fund Business Day prior to the close of the regular session of the NYSE, which is generally 4:00 p.m. New York City time, the proceeds will be transferred as soon as possible (in accordance with industry settlement procedures), and shares of each Fund will be priced that Fund Business Day. If the redemption or transfer order is received after the close of the regular session of the NYSE, shares of each Fund will be priced the next Fund Business Day and the proceeds will be transferred as soon as possible after such pricing (also in accordance with industry settlement procedures). A shareholder also may request that proceeds be sent by check to a designated bank. Transfers are made without any charge by Winthrop.


With respect to the Money Funds, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Money Funds prior to 12:00 Noon-Eastern Time. (See 'Additional Shareholder Services-- Telephone Redemption and Exchange Privilege.') If a shareholder's securities dealer offers an automatic sweep service, the sweep will automatically transfer from the Money Fund account sufficient cash to cover any debit balance that may occur in your cash account. Shares of the Money Funds redeemed prior to 1:00 p.m. through an automatic sweep service will be eligible for same day federal funds wiring.


Purchases by check may not be redeemed by a Fund until after a reasonable time necessary to verify that the purchase check has been paid (approximately ten Fund Business Days from receipt of the purchase check). When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two Fund Business Days after the purchase by wire. Bank acknowledgment of payment initialed by the shareholder may shorten delays.

Additional information concerning these Additional Shareholder Services may be obtained by contacting Winthrop at the address or telephone number listed on the back cover of this Prospectus.

        ---------------------------------------------------------------
                                NET ASSET VALUE
        ---------------------------------------------------------------


The net asset value per share for purchases and redemptions of shares of each Fund is determined as of the close of the regular session of the NYSE, which is generally 4:00 p.m. New York City time, on each day that trading is conducted during such session on the NYSE. In accordance with the Funds' Agreement and Declaration of Trust and By-Laws, net asset value for each Fund is determined separately for each class, if applicable, by dividing the value of each class's assets allocable to such class, less its liabilities, by the total number of each class's shares then outstanding. With regard to the Money Funds, Winthrop currently offers only one class of shares. All expenses, including investment advisory fees, are accrued daily.


For purposes of this computation, the securities in each portfolio of the Focus and International Funds are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the applicable Trustees believe in good faith would accurately reflect their fair value.

For the Money Funds, the net asset value is expected to be maintained at a constant $1.00 per share although this price is not guaranteed. For purposes of this computation, the securities in each Money Fund's portfolio are valued at amortized cost, which minimizes the effect of changes in a security's market value and helps maintain a stable $1.00 per share price.


Short-term securities purchased within the Focus Funds or International Funds which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, where it has been determined in good faith under procedures approved by the applicable Trustees that amortized cost equals fair value.

For net asset value determination purposes, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded and that value is then converted into U.S. dollars at the foreign exchange rate in effect as of the close of trading (4:00 p.m.) London time on the day the value of the foreign security is determined. As a result, to the extent a Fund holds securities quoted or denominated in a foreign currency, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of such Fund's shares even though there has not been any change in the value of such securities as quoted in the foreign currency.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of an International Fund's shares may not take place contemporaneously with the determination of the prices of investments held by such International Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the net asset value of an International Fund's shares unless the Adviser or Subadviser, under the supervision of such International Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the net asset value of an International Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such International Fund.

        ---------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
        ---------------------------------------------------------------
                                   AND TAXES
        ---------------------------------------------------------------

Each of the Funds has qualified and intends to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed. Annual statements as to the current Federal tax status of distributions, if applicable, are mailed to shareholders by January 31 each year.

Winthrop intends to distribute to shareholders of the Growth Fund, the Small Company Value Fund and the International Funds on an annual basis and to shareholders of the Growth and Income Fund on a quarterly basis substantially all of such respective periods' net investment income, if any, for the respective Funds. Dividends from net investment income on shares of the Money Funds, Fixed Income Fund and Municipal Trust Fund are declared daily and paid monthly. For purposes of this calculation, net investment income consists of all accrued interest income on fund assets less the fund's expenses applicable to that dividend period.

There is no fixed dividend rate, and there can be no assurance that a Fund will distribute any net investment income. The amount of any distribution paid by each Fund depends upon the realization by the Fund of income from that Fund's investments. All distributions will be made to shareholders of a Fund solely from assets of that Fund. Capital gains (short-term and long-term), if any, realized by each of the Funds during a fiscal year of Winthrop will be distributed to the respective shareholders shortly after the end of such fiscal year.

Distributions may be subject to certain state and local taxes.

Each income dividend and capital gains distribution, if any, declared by Winthrop on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Fund. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by Winthrop from a shareholder or the shareholder's investment dealer of record at least 30 days prior to the payable date for a particular dividend or distribution on shares of each Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions. Such dividends and capital gains distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares.

Distributions to shareholders out of tax-exempt interest income earned by the Municipal Trust Fund and the Municipal Money Fund ('Exempt-Interest Dividends') are not subject to federal income tax if, at the close of each quarter of each Fund's taxable year, at least 50% of the value of each Fund's total assets consists of tax-exempt obligations. Both Funds intend to meet this requirement. Because the Municipal Trust Fund and Municipal Money Fund can invest in taxable municipal bonds and other taxable securities as well as tax-exempt municipal bonds, the portion of its dividends exempt from or subject to regular federal income taxes cannot be predicted.

Interest on certain tax-exempt municipal securities issued after August 7, 1986 is a preference item for purposes of the alternative minimum tax ('AMT') applicable to individuals and corporations. Under tax regulations to be issued, the portion of any exempt-interest dividends paid by a regulated investment company that is allocable to these obligations will be treated as a preference item for purposes of the AMT. Corporations should, however, be aware that interest on all municipal securities will be included in calculating among other things 'adjusted current earnings' of corporations for AMT purposes. Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. While the Municipal Trust and Municipal Money Fund may invest without limitation in securities subject to AMT, the AMT affects only a small percentage of all tax paying investors.

Shareholders may be subject to state and local taxes on dividends from the Municipal Trust Fund or Municipal Money Fund, including dividends which are exempt from federal income taxes. In addition, for federal income tax purposes, distributions of net short-term capital gains are taxable to shareholders of the Municipal Trust Fund and Municipal Money Fund as ordinary income, and distributions of net long-term capital gains are taxable to such shareholders as long-term capital gains, regardless of the nature of the investments made by the Fund.

Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


The foregoing discussion is a general summary of certain current federal income tax laws regarding the Funds. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules. In addition, this discussion does not describe any of the state or local tax consequences that may be applicable to distributions paid by the Funds. Each prospective and current shareholder should consult with his or her own professional tax adviser regarding federal, state and local tax consequences of ownership of shares of the Funds. Certain additional matters related to the tax implications of investing in the Winthrop Funds are referenced in the Funds' Statements of Additional Information.

        ---------------------------------------------------------------
                             ADDITIONAL INFORMATION
        ---------------------------------------------------------------

RETIREMENT PLANS


Winthrop offers a range of qualified retirement plans including Traditional, Educational and Roth IRAs, SEPs, SIMPLE plans and other pension and profit sharing plans. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone Winthrop's Transfer Agent at 1-800-225-8011. For a more detailed explanation of the retirement plans offered by the Funds, see each Fund's Statement of Additional Information.


CAPITALIZATION

The Focus Funds were organized as a Massachusetts business trust under the laws of Massachusetts on November 26, 1985. The Focus Funds have an unlimited number of authorized shares of beneficial interest, par value $.01 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes. Such shares are currently divided into five series.

The Opportunity Funds were organized as a Delaware business trust under the laws of Delaware on May 31, 1995. The Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes. Such shares are currently divided into four series, two series in each of the International Funds and Money Funds.

Shares of the Focus Funds and the International Funds are divided into Class A and Class B shares. Winthrop currently offers only one class of shares for the Money Funds. Shares held in each Fund are normally entitled to one vote (with proportional voting for fractional shares) for all purposes. Generally, shares of the International Funds and Money Funds vote as a single series on matters that affect all Funds within the Opportunity Funds in substantially the same manner and shares of the Focus Funds vote as a single series on matters that affect all Funds within the Focus Funds in substantially the same manner. As to matters affecting each Focus Fund, International Fund or Money Fund separately, such as approval of the investment advisory agreement, shares of each Focus Fund, International Fund or Money Fund would vote as separate series.

With respect to the Focus Funds and International Funds, each Class is identical in all respects except that (i) each Class bears different distribution service fees, (ii) each Class has exclusive voting rights with respect to its 12b-1 Plan, (iii) each Class has different exchange privileges, and (iv) only Class B shares have a conversion feature.

The Funds will not have annual meetings of shareholders so long as at least two-thirds of their Trustees then in office have been elected by their shareholders. Section 16(c) of the 1940 Act provides certain rights to shareholders which Winthrop will honor regarding the calling of meetings of shareholders and other communications with shareholders. Trustees also may call meetings of shareholders from time to time as the Trustees deem necessary or desirable.

Shares of a Fund are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of Winthrop, are entitled to receive the net assets of that Fund. Since Class B shares of the Focus Funds and International Funds are subject to greater distribution services fees than Class A shares of such Funds, the liquidation proceeds to shareholders of Class B shares are likely to be less than proceeds to Class A shareholders. Shareholders have no preemptive rights.

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution, Winthrop may consider sales of its shares as a factor in the selection of brokers and dealers to execute portfolio transactions for Winthrop.

DISTRIBUTOR

Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Advisers, serves as Winthrop's Distributor.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

Citibank, N.A. acts as Custodian for the securities and cash of Winthrop, but plays no part in deciding on the purchase or sale of portfolio securities. FPS Services, Inc. acts as dividend disbursing agent, registrar and transfer agent of Winthrop.

HOW WINTHROP CALCULATES PERFORMANCE

From time to time Winthrop may advertise its total return (including 'average annual' total return and 'aggregate' total return) and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A and Class B shares. These figures are based on historical earnings and are not intended to indicate future performance. The 'total return' shows how much an investment in a Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of that Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The 'aggregate' total return reflects actual performance over a stated period of time. 'Average annual' total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. 'Average annual' total return smoothes out variations in performance. Winthrop's advertisements of total return and average annual total return may not reflect any applicable initial or contingent deferred sales charge, but such charges will be disclosed. Neither 'average annual' total return nor 'aggregate' total return takes into account any federal or state income taxes which may be payable upon redemption. The '30-day yield' refers to the income generated by an investment in a Fund over a one-month or 30-day period. This income is then 'annualized,' that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. Winthrop may also include comparative performance information in advertising or marketing Winthrop's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. Further performance information is contained in Winthrop's annual reports to shareholders, which may be obtained without charge.

INFORMATION FOR SHAREHOLDERS

Any shareholder inquiry regarding Winthrop or the status of the shareholder's account can be made to Winthrop or to FPS Services, Inc. by telephone or by mail at the telephone number or the addresses listed on the back cover of this Prospectus.

Following any purchase or redemption, a shareholder will receive a statement confirming the transaction. Annual audited and semi-annual unaudited financial statements, which include a list of investments held by Winthrop, will be sent to shareholders.


YEAR 2000 COMPLIANCE



As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can distinguish between the year 2000 and the year 1900. Failure to adequately address this issue could have potentially serious repercussions to the Funds and their respective shareholders as the Funds are dependent on the smooth functioning of the computer software and operating systems of their respective Advisers, Distributor, Custodian and Transfer Agent. The Advisers are in the process of working with the Funds' service providers to prepare for the year 2000 and expect that, together with such service providers, they will be year 2000 compliant on a timely basis. As of the date of this Prospectus, the Funds do not expect that they will incur significant operating expenses or be required to incur material costs to be year 2000 compliant.

                             WINTHROP MUTUAL FUNDS
                      277 Park Avenue, New York, NY 10172
                                 (800) 225-8011

                                    ADVISERS

                        DLJ INVESTMENT MANAGEMENT CORP.
                      277 Park Avenue, New York, NY 10172
                  WOOD, STRUTHERS & WINTHROP MANAGEMENT CORP.
                      277 Park Avenue, New York, NY 10172

                                   SUBADVISER

                        AXA ASSET MANAGEMENT PARTENAIRES
               46, Avenue de la Grande Armee 75017 Paris, France

                                  DISTRIBUTOR

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                      277 Park Avenue, New York, NY 10172

                              INDEPENDENT AUDITORS

                               ERNST & YOUNG LLP
                     787 Seventh Avenue, New York, NY 10019

                                   CUSTODIAN

                                 CITIBANK, N.A.
                      111 Wall Street, New York, NY 10043

                                 TRANSFER AGENT

                               FPS SERVICES, INC.
                      P.O. Box 61503 (3200 Horizon Drive),
                         King of Prussia, PA 19406-0903

                                    COUNSEL

                               OPPORTUNITY FUNDS

                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                      919 Third Avenue, New York, NY 10022

                                  FOCUS FUNDS

                              SULLIVAN & CROMWELL
                      125 Broad Street, New York, NY 10004


                               TABLE OF CONTENTS



SUMMARY OF WINTHROP FUND EXPENSES                                3
FINANCIAL HIGHLIGHTS                                             5
INTRODUCTION                                                    10
INVESTMENT OBJECTIVES AND POLICIES                              10
ADDITIONAL GENERAL INVESTMENT POLICIES                          17
INVESTMENT RESTRICTIONS                                         20
MANAGEMENT                                                      21
EXPENSES OF WINTHROP                                            23
PURCHASES, REDEMPTIONS AND SHAREHOLDER SERVICES                 25
NET ASSET VALUE                                                 32
DIVIDENDS, DISTRIBUTIONS AND TAXES                              33
ADDITIONAL INFORMATION                                          34


   This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


                                                            PROS-  /98

                              WINTHROP MONEY FUNDS

                                 (800) 225-8011

                                     ADVISER

                         DLJ Investment Management Corp.
                    277 Park Avenue, New York, New York 10172

                                   DISTRIBUTOR

               Donaldson, Lufkin & Jenrette Securities Corporation
                    277 Park Avenue, New York, New York 10172

                              INDEPENDENT AUDITORS

                                Ernst & Young LLP
                  787 Seventh Avenue, New York, New York 10019

                                    CUSTODIAN

                                 Citibank, N.A.
                    111 Wall Street, New York, New York 10043

                                 TRANSFER AGENT

                               FPS Services, Inc.
                                  RO. Box 61503
                              (3200 Horizon Drive)
                         King of Prussia, PA 19406-0903

                                     COUNSEL

                    Skadden, Arps, Slate, Meagher & Flom LLP
                   919 Third Avenue, New York, New York 10022

                                TABLE OF CONTENTS

Summary of Money Fund Expenses                                                 2
Financial Highlights                                                           3
Introduction                                                                   4
Investment Objectives, Policies and Risk
Considerations                                                                 4
Management                                                                     7
Expenses of the Money Funds
Purchases, Redemptions and Shareholder Services                                9
Net Asset Value                                                               14
Daily Dividends, Distributions and Taxes                                      14
Retirement Plans                                                              14
General Information                                                           15


This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

WMF-1

Winthrop
Money
Funds

_________________________________________

Winthrop Municipa1
Money Fund

Winthrop U.S.
Government Money
Fund

Prospectus
February 27, 1998


[LOGO]



WINTHROP OPPORTUNITY FUNDS
277 Park Avenue, New York, NY 10172.
Toll Free (800) 225-8011.

Winthrop Opportunity Funds, a Delaware business trust registered as a management investment company (the "Opportunity Funds"), is currently comprised of four series: the Winthrop Municipal Money Fund (the "Municipal Fund") and the Winthrop U.S. Government Money Fund (the "Government Fund" and together with the Municipal Fund, the "Money Funds"), and the Winthrop Developing Markets Fund and the Winthrop International Equity Fund (the "International Funds"), which are offered in a separate prospectus. Each of the Money Funds is open-end and diversified. The Money Funds are designed to afford investors the opportunity to choose between the separately managed funds described below which have differing investment objectives and policies.

A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES

Winthrop Municipal Money Fund -- Seeks maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxes by investing principally in a diversified portfolio of municipal securities.

Winthrop U.S. Government Money Fund -- Seeks maximum current income, consistent with liquidity and safety of principal, by investing in a portfolio of U.S. Government securities.


There can, of course, be no assurance that the Money Funds will achieve their respective investment objectives.

See "Investment Objectives, Policies and Risk Considerations" for a more detailed description of the investment objectives and policies of the Municipal Fund and Government Fund.

PURCHASE INFORMATION

Shares of the Money Funds may be purchased directly from the Money Funds by using the Share Purchase Application found in this Prospectus, through the Funds' Distributor, Donaldson, Lufkin & Jenrette Securities Corporation, or by contacting your securities dealer.

The minimum initial investment in shares of each Money Fund is $250 and the minimum for subsequent investments is $25. Shareholder accounts established on behalf of the following types of plans will be exempt from the Funds' minimum initial investment and minimum subsequent investment requirements: (i) retirement plans qualified under section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) plans described in section 403(b) of the Code; (iii) deferred compensation plans described in section 457 of the Code; (iv) simplified employee pension (SEP) plans; and (v) savings incentive match plans for employees (SIMPLE). Further information can be obtained from the Money Funds at the address and telephone number shown above. See "Purchases, Redemptions and Shareholder Services."

Shares of each Money Fund may be purchased at a price equal to the net asset value of the Money Fund which is expected to be $1.00 per share. See "Net Asset Value."

ADDITIONAL INFORMATION

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Money Funds. A "Statement of Additional Information" dated February 27, 1998, which provides a further discussion of certain topics in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write or call the Money Funds at the address or telephone number shown above. In addition, the SEC maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Money Funds.

An investment in the Winthrop Opportunity Funds is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Money Funds will be able to maintain a stable net asset value of $1.00 per share.
                                --------------
                        THESE SECURITIES HAVE NOT BEEN
                        APPROVED OR DISAPPROVED BY THE
                           SECURITIES AND EXCHANGE
                           COMMISSION OR ANY STATE

                        SECURITIES COMMISSION NOR HAS
                         THE SECURITIES AND EXCHANGE
                           COMMISSION OR ANY STATE
                         SECURITIES COMMISSION PASSED
                        UPON THE ACCURACY OR ADEQUACY
                           OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.
                      PROSPECTUS DATED FEBRUARY 27, 1998
  Investors are advised to read this Prospectus and to retain it for future reference.

                        SUMMARY OF MONEY FUND EXPENSES

                                                                                Municipal        Government
Shareholder Transaction Expenses                                                  Fund              Fund
                                                                              -------------    ---------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price).....................................................................            0%              0%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
 offering price)............................................................            0%              0%
Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, as applicable)........................................            0%              0%
Redemption Fees (as a percentage of amount redeemed)........................            0%              0%
Exchange Fee................................................................            0%              0%
Annual Fund Operating Expenses (estimated as a percentage of average daily net assets)
   Management Fees*.........................................................          .40%            .40%
   12b-1 Fees**(1)..........................................................          .25%            .25%
   Other Expenses, after expense reimbursement..............................          .25%(2)         .25%(2)
                                                                                       --              --
   Total Fund Operating Expenses............................................          .90%(2)         .90%(2)

---------

* Management Fees with respect to the Money Funds are reduced to .35% on net assets in excess of $1 billion.

** The Money Funds have entered into a Distribution Agreement and a Rule 12b-1
   Plan pursuant to which each Money Fund pays a distribution fee each month at an annual rate of up to .25 of 1% of the average daily net assets of each Money Fund. Amounts paid under the Distribution Agreement are used in their entirety to reimburse the Money Funds' distributor for actual expenses incurred. Long-term shareholders may, over time, pay more in 12b-1 Fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. See "Expenses of the Money Funds -- Distribution Agreement."


(1) The maximum allowable amount payable for distributing shares is .40 of 1% of the average daily net assets of each Money Fund. The Board of Trustees has currently limited the amount payable to .25 of 1% of the average daily net assets of each Money Fund.

(2) Commencing at the inception of each Money Fund and through April 30, 1998, the Adviser has agreed to reduce its management fees and the Adviser or its affiliates have agreed to reimburse operating expenses by the amount that Total Fund Operating Expenses exceed .90% of the average daily net assets of each Money Fund. During the period from the Money Funds' inception on February 24, 1997 through October 31, 1997, Total Fund Operating Expenses and Other Expenses, as so adjusted reflect a voluntary reduction amounting to .40% for the Municipal Money Fund and .45% for the U.S. Government Money Fund. Absent such reimbursement, Other Expenses and Total Fund Operating Expenses would have been .65% and 1.30%, respectively, for the Municipal Money Fund and .70% and 1.35%, respectively, for the U.S. Government Money Fund. After April 30, 1998, the Adviser or its affiliates may, in their discretion, determine to discontinue this practice with respect to either Money Fund.


                             Examples                                 1 year       3 years      5 years     10 years
------------------------------------------------------------------  -----------  -----------  -----------  -----------
Municipal Fund
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return (cumulatively through the end of each time period) and
(2) redemption at the end of each time period.....................   $       9    $      29    $      50    $     111
Government Fund
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return (cumulatively through the end of each time period) and
(2) redemption at the end of each time period.....................   $       9    $      29    $      50    $     111

    The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of each Money Fund bear directly or indirectly. See also "Expenses of the Money Funds" and "Purchases, Redemptions and Shareholder Services." The Examples should not be considered a representation of future expenses and actual expenses may be greater or lesser than those shown.

    "Other Expenses" includes fees paid to the Money Funds' independent auditor, legal counsel and Trustees as well as expenses associated with registration fees, reports to shareholders and other miscellaneous expenses. Such fees are not based on a percentage of each Money Fund's average net assets, but a fixed dollar cost. The percentages for other fixed cost expenses are the maximum allowed to be charged to the Money Funds as total operating expenses are capped at the percentages stated above.

                             FINANCIAL HIGHLIGHTS

The following financial highlights have been audited by Ernst & Young LLP, the Money Fund's independent auditors, whose unqualified report theron appears in the Statement of Additional Information. Financial statements and related notes are included in the Statement of Additional Information, which is available upon request.

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented. This information has been derived from information provided in the financial statements.

                                                                       Municipal     U.S. Government
                                                                      Money Fund       Money Fund
                                                                    ---------------  ---------------
                                                                     Period Ended     Period Ended
                                                                      October 31,      October 31,
                                                                        1997"D"          1997"D"
                                                                    ---------------  ---------------
Net Asset Value, Beginning of Period..............................     $    1.00        $    1.00
Net Investment Income.............................................         0.020            0.032
Dividends from Net Investment Income..............................        (0.020)          (0.032)
                                                                       ---------        ---------
Net Asset Value, End of Period....................................     $    1.00        $    1.00
                                                                       =========        =========
Total Return"D'D"(1)..............................................          2.90%            4.68%
Ratio of Expenses to Average Net Assets(1)(2).....................          0.90%            0.90%
Ratio of Net Investment Income to Average Net Assets(1)(2)........          2.87%            4.65%
Net Assets, End of Period (000's omitted).........................     $  38,681        $  35,174

---------

"D" Commencement of operations was February 24, 1997.

"D'D" Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(1) Annualized.

(2) Net of voluntary assumption by the Adviser of expenses, expressed as a percentage of average net assets for the period ended October 31, 1997, as follows: Municipal Money Fund, .40% (annualized) and U.S. Government Money Fund, .45% (annualized).

                                 INTRODUCTION

    Winthrop Opportunity Funds is a Delaware business trust whose shares are offered in four separate portfolios: the Winthrop Municipal Money Fund (the "Municipal Fund") and the Winthrop U.S. Government Money Fund (the "Government Fund" and together with the Municipal Fund, the "Money Funds"), and the Winthrop Developing Markets Fund and the Winthrop International Equity Fund (the "International Funds"), which are offered in a separate prospectus. Because Winthrop Opportunity Funds offers multiple funds, it is known as a "series fund." Winthrop Opportunity Funds may in the future establish additional series with different investment objectives and policies and offer additional classes of shares.

    Each portfolio of the Winthrop Opportunity Funds is a separate pool of assets constituting, in effect, a separate fund with its own investment objective and policies. (See "Investment Objectives, Policies and Risk Considerations.") A shareholder may utilize the Money Funds' exchange privilege to transfer such shareholder's assets to the International Funds or for shares of the Winthrop Growth Fund, Winthrop Fixed Income Fund, Winthrop Small Company Value Fund, Winthrop Growth and Income Fund or the Winthrop Municipal Trust Fund (collectively, the "Focus Funds") in accordance with the shareholder's changing perceptions of the relative investment potential of each investment alternative. A shareholder will pay a higher 12b-1 Fee when exchanging shares of the Money Funds (.25 of 1% annually) for Class A shares of the Focus Funds (.30 of 1% annually) or Class B shares of the International Funds or Focus Funds (1% annually). (See "Purchases, Redemptions and Shareholder Services.") In addition, a shareholder may be subject to sales charges upon exchanging shares of the Money Funds for shares of the International Funds or Focus Funds. (See "Additional Shareholder
Services -- Exchange Privilege.") Shareholders of the Money Funds are entitled to their pro rata share of any dividends and distributions arising from that Money Fund's assets (See "Daily Dividends, Distributions and Taxes.") Upon redeeming shares of a Money Fund, the shareholder will receive the next-determined net asset value of that Fund represented by the redeemed shares which is expected to remain constant at $1.00 per share. (See "Purchases, Redemptions and Shareholder Services.")

           INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

    The investment objectives and policies of each Money Fund are set forth below. There can be, of course, no assurance that either Money Fund will achieve its respective investment objective.

    The investment objectives of each Money Fund are fundamental policies of that Money Fund and may not be changed without the approval of that Money Fund's shareholders. Except as set forth in "Investment Policies and

Restrictions" in the Statement of Additional Information, or as otherwise indicated below, the investment policies of each Money Fund are not fundamental policies and may be changed by the Board of Trustees without a shareholder vote. A more detailed explanation of the Money Funds' policies and the securities and instruments they may buy or use is contained in the Money Funds' Statement of Additional Information, which is available upon request.

The Winthrop Municipal Money Fund

    The Municipal Fund's investment objectives are to seek maximum current income, consistent with liquidity and safety of principal, that is exempt from income taxation to the extent described below. As a matter of fundamental policy, the Municipal Fund pursues its objectives by investing in high quality municipal securities having remaining maturities of one year or less, which maturities may extend to 397 days, and at least 80% of the Municipal Fund's total assets will be invested in such securities (as opposed to the taxable investments described below). However, the Municipal Fund reserves the right to lower the percentage to 65% if economic or political conditions warrant. To increase the Municipal Fund's ability to reach its investment objectives, the dollar weighted average maturity of its portfolio securities is always 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Municipal Fund's investments could cause their share prices to change. There can be no assurance, as is true with all investment companies, that the Municipal Fund's investment objectives will be achieved.

    Normally, substantially all the Municipal Fund's income will be tax-exempt as described below. Such income may be subject to state or local income taxes.

    The municipal securities in which the Municipal Fund invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

    The Municipal Fund may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Municipal Fund to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds which may be backed by letters of credit from banking or other financial institutions. The letters of credit of any single of such institutions in respect of all variable rate obligations will not cover more than the allowable percentage of the Municipal Fund's total assets in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act").

    The Municipal Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. While the Municipal Fund may invest without limitation in securities subject to AMT, the AMT affects only a small percentage of all tax paying investors. (See "Daily Dividends, Other Distributions and Taxes.")

    All of the Municipal Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2 or VMIG1 and VMIG2) or Standard & Poor's Corporation (AAA and AA or SP-1 and SP-2), or judged by the Adviser (as defined under "Management") to be of comparable quality.

    Pursuant to the 1940 Act, a fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the 1940 Act and market availability. The Municipal Fund may invest in such investment companies if, in the judgment of the Adviser, the potential benefits of such investment justifies the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Municipal Fund would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time the Municipal Fund would continue to pay its own management fees and other expenses.

    To maintain portfolio diversification and reduce investment risk, the Municipal Fund may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments; or (2)

pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings.

    The Municipal Fund may also invest in stand-by commitments, delayed-delivery and when-issued securities, which may involve certain expenses and risks. The Municipal Fund's custodian will maintain a segregated account containing liquid securities having value equal to, or greater than, such securities. The price of such securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Municipal Fund. Such securities are examples of what the Securities and Exchange Commission (the "SEC") considers "illiquid securities" because their settlement date occurs more than seven days after their purchase. The SEC limits money market funds to hold only up to 10% of their net assets in illiquid securities.

    The Municipal Fund may also invest in municipal leases, which are leases or installment purchases used by state and local governments as a means to acquire property, equipment or facilities without involving debt issuance limitations. It is possible that more than 5% of the Municipal Fund's net assets will be invested in municipal leases which have been determined to be liquid securities by the Municipal Fund's adviser.

    The taxable investments in which the Municipal Fund may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

    To seek to reduce investment risk, the Municipal Fund may not invest in the securities of any one issuer, except the U.S. Government, in excess of the percentage of the Municipal Fund's total assets allowed under Rule 2a-7 of the Investment Company Act of 1940.

    The Municipal Fund earns income at current money market rates and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Municipal Fund nor its yields are insured or guaranteed by the U.S. Government.

The Winthrop U.S. Government Money Fund

    The Government Fund's investment objectives are to seek maximum current income, consistent with liquidity and safety of principal. As a matter of fundamental policy, the Government Fund pursues its objectives by maintaining a portfolio of high quality money market securities, including the types described in the succeeding paragraph, which at the time of investment generally have remaining maturities of one year or less, although maturities may extend to 397 days. The dollar weighted average maturity of the Government Fund's portfolio securities will vary, but will always be 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Government Fund's investments could cause their share prices to change. There can be no assurance, as is true with all investment companies, that the Government Fund's objectives will be achieved.

    The securities in which the Government Fund invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes; and (2) repurchase agreements that are collateralized in full each day by eligible mortgage related securities or the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities and would create a loss to the Government Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. In addition, if the seller of repurchase agreements becomes insolvent, the Government Fund's right to dispose of the securities might be restricted.

    The Government Fund may commit up to 10% of its net assets to the purchase of illiquid securities, which includes when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Government Fund.

    The Government Fund earns income at current money market rates and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Government Fund nor its yield is insured or guaranteed by the U.S. Government.
    To maintain portfolio diversification and reduce investment risk, the Government Fund may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings.

    In addition to the above referenced securities, the Money Funds reserve the right as a defensive measure to hold temporarily other types of securities which are permitted by Rule 2a-7 of the Investment Company Act of 1940. See "Investment Policies and Restrictions" in the Statement of Additional Information for a more complete description of the Money Funds' objectives, strategies, instruments to be used in connection therewith and risks associated therewith.


                                  MANAGEMENT

    The Money Funds' Board of Trustees (who, with its officers, are described in the Statement of Additional Information) has overall responsibility for the management of the Funds.

    DLJ Investment Management Corp. (the "Adviser"), a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, has been retained under an investment advisory agreement to provide investment advice and to supervise the management and investment programs of the Money Funds, subject to the general supervision and control of the Trustees of the Funds.

    The Adviser is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation, which is a member of the New York Stock Exchange and a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), a major international supplier of financial services. DLJ is an independently operated, indirect subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP ("AXA"), a member of a large French insurance group. AXA is indirectly controlled by a group of four French mutual insurance companies. The Adviser was formed in November, 1995 for the initial purpose of acting as investment adviser to a select group of individual and institutional investors. The Adviser has hired personnel from both within and outside of DLJ who have experience in the investment company industry, specifically the operation and management of money market funds.

    Under its Advisory Agreement with the Money Funds, the Adviser or its affiliates (i) provide investment advisory services and order placement facilities for each of the Money Funds and pays all compensation of Trustees of the Money Funds who are affiliated persons of the Adviser and (ii) furnish the Money Funds' management supervision and assistance and office facilities in addition to administrative and other nonadvisory services for which it may be reimbursed. The Money Funds pay a fee of .40% of the average daily net assets of each Money Fund to the Adviser which is reduced to .35% of each Money Fund's average daily net assets in excess of $1 billion. The advisory fees to be paid by the Money Funds are similar to those paid by other money market mutual funds.

    For the period from the inception of the Money Funds on February 24, 1997 through October 31, 1997, pursuant to the investment advisory agreement, the Money Funds paid the Adviser, advisory fees equivalent to .40% (annualized) of the average daily net assets of each Fund. The total operating expenses of the Municipal Fund and the Government Fund for such period were $260,693 and $230,350, respectively. Commencing at the inception of the Money Funds through April 30, 1998, the Adviser has agreed to reduce its management fees and the Adviser or its affiliates have agreed to reimburse operating expenses by the amount that total operating expenses exceed .90% of the average daily net assets of each Money Fund. After April 30, 1998, the Adviser or its affiliates may, in their discretion, determine to discontinue this practice with respect to either Money Fund.


                         EXPENSES OF THE MONEY FUNDS

General

    In addition to the payments to the Adviser under the investment advisory agreement described above, the Money Funds pay the other expenses incurred in the Money Funds' organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the SEC and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees, and commissions.

    The investment advisory agreement provides that the Adviser will reimburse the Money Funds up to the amount of its advisory fee for the expenses of any Money Fund (exclusive of interest, taxes, brokerage, expenditures pursuant to the distribution services agreement described below, and extraordinary expenses, all to the extent permitted by applicable state law and regulations) which in any year exceed the limits prescribed by any state in which shares of such Money Fund are qualified for sale.

Distribution Agreement

    Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares. Under SEC regulations, some of the payments described below to be made by the Money Funds could be deemed to be distribution expenses within the meaning of such rule. Thus, pursuant to Rule 12b-1, the Money Funds' Trustees, including a majority of its disinterested Trustees, have adopted separate 12b-1 Plans for the expenses to be incurred in distributing each Money Fund's shares (the "Rule 12b-1 Plans") and the Money Funds have entered into a Distribution Agreement (the "Agreement") with Donaldson, Lufkin & Jenrette Securities Corporation, the Funds' distributor (the "Distributor"). The Distributor may enter into service agreements with other entities. The Distributor is located at 277 Park Avenue, New York, New York 10172.

    With respect to each Money Fund, the maximum amount payable by the Money Funds under the Rule 12b-1 Plans for distributing shares is .40 of 1% of the average daily net assets of each Fund during the year. The current amount payable by the Money Funds under the Rule 12b-1 Plans to the Distributor is
 .25 of 1% of the average daily net assets of each Fund during the year. Pursuant to the Agreements, the Trustees can raise the distribution fees up to the maximum amount by a majority vote if the Trustees, in their opinion, feel that the raise is in the best interest of the Money Funds and their shareholders. The Agreement but not the Rule 12b-1 Plans terminate in the event of assignment of the Agreement.

    An initial concession or ongoing maintenance fee may be paid to broker-dealers on sales of both Money

Funds' shares. Pursuant to the Rule 12b-1 Plans, the Distributor is then reimbursed for such payments with amounts paid from the assets of such Money Fund. The payments to the broker-dealer, although a Money Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than directly from the Money Funds. Broker-dealers who sell shares of the Money Funds may provide services to their customers that are not available to investors who purchase their shares directly from the Money Funds. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Money Funds.

    Amounts paid under the Rule 12b-1 Plans and the Agreement are used in their entirety to reimburse the Distributor for actual expenses incurred to
(i) promote the sale of shares of each Money Fund by, for example, paying for the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders, by directly or indirectly purchasing radio, television, newspaper and other advertising or by compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance, (ii) make payments to the Distributor to compensate broker-dealers or other persons for providing distribution assistance and (iii) make payments to compensate financial intermediaries for providing administrative and accounting services with respect to the Money Funds' shareholders. In addition to the concession or maintenance fee which may be paid to dealers or agents, the Distributor may from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of a Money Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Money Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments. The Rule 12b-1 Plans permit payments to be made in subsequent years for expenses incurred in prior years if the Money Funds' Trustees specifically authorize such payment. For the period from the inception of the Money Funds on February 24, 1997 through October 31, 1997, distribution costs incurred for the Municipal Fund and the Government Fund were $50,107 and $42,735, respectively. For the year ended October 31, 1997, the amounts eligible for payment in subsequent years were $50,107 and $42,735 for the Municipal Money Fund and the U.S. Government Money Fund, respectively, which represents 0.13% and 0.12% of the Funds' October 31, 1997 net assets, respectively.

               PURCHASES, REDEMPTIONS AND SHAREHOLDER SERVICES

Purchases

    Shares of each of the Money Funds will be offered on a continuous basis directly by the Money Funds and by the Distributor, acting as agent for the Money Funds, at the respective net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), currently 4:00 p.m., New York City time, following receipt of a purchase order in proper form. (See "Net Asset Value.") The investor should send a completed Share Purchase Application (found in this Prospectus) and enclose a check in the amount of the initial investment to the Transfer Agent, FPS Services, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903, Attn:
Winthrop Mutual Funds. (For overnight courier deliveries, replace P.O. Box 61503 on the address label with 3200 Horizon Drive.) The account will be established once the application and check are received in good order. Checks should be made payable to "Winthrop Mutual Funds." Checks made payable to the shareholder or another third party (third party checks) will not be accepted by the Money Funds or the Transfer Agent for investment. To open a new account by wire, first call Winthrop Opportunity Funds at 1-800-225-8011 (option #2) to obtain an account number. A representative will instruct you to send a completed, signed application to the Transfer Agent. Accounts cannot be opened without a completed, signed application and a fund account number. Contact your bank to arrange a wire transfer to:

    UMB Bank, n.a.
    ABA #10-10-00695
    For: FPS Services, Inc.
    A/C #98-7037-0719
    Attn: Winthrop Mutual Funds

    Your wire instructions must also include:

     --   the name of the Fund in which the money is to be invested,
     --   your account number at the Fund, and
     --   the name(s) of the account holder(s).

Investors who purchase shares of the Money Funds through a wire transfer will be eligible to receive the daily dividend declared on the date of purchase if the Transfer Agent is notified of such purchase by 12:00 Noon and wired funds are received by the Transfer Agent by 4:00 p.m. (See "Daily Dividends, Distributions and Taxes.")

    Investors may also open accounts via their securities dealer. In addition, securities dealers may offer an automatic sweep for the shares of the Money Funds in the operation of cash accounts for its customers. Shares of the Money Funds purchased through an automatic sweep by 1:00 p.m. are eligible to receive that day's daily dividend. Contact your securities dealer to determine if a sweep is available and what the sweep parameters are.

    The minimum initial and subsequent investment in each Money Fund is $250 and $25, respectively. (For example, an investor wishing to make an initial investment in shares of both Money Funds would be required to invest at least

$250 in each Money Fund.) Full and fractional shares will be credited to an investor's account in the amount of the investment. Share certificates will not be issued for full or fractional shares of the Money Funds. Each Money Fund reserves the right to reject any initial or subsequent investment in its sole discretion. Shareholder accounts established on behalf of the following types of plans will be exempt from the Money Fund's minimum initial investment and minimum subsequent investment requirements: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code; (iii) deferred compensation plans described in section 457 of the Code; (iv) simplified employee pension (SEP) plans; and (v) savings incentive match plans for employees (SIMPLE).

    Existing shareholders wishing to purchase additional shares of a Money Fund may use an investment stub found at the bottom of the Money Fund's Shareholder Statement form or, if one is not available, they may send a check payable to such Money Fund (with Fund Account information referenced) directly to the Transfer Agent, FPS Services, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903, Attn: Winthrop Mutual Funds. (For overnight courier deliveries, replace P.O. Box 61503 on the address label with 3200 Horizon Drive.) Existing shareholders may also purchase additional shares via wire by contacting and providing the Fund Account information to the Transfer Agent and following the wire instructions above.

    Further information and assistance is available by contacting the Money Funds at the address or telephone number listed on the cover page of this Prospectus.

Redemptions

    Shares of the Money Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the close of the regular trading session of the NYSE, currently 4:00 p.m., New York City time, following the receipt in proper form by the Money Fund of shares tendered for redemption. (See "Net Asset Value.")

    The value of a shareholder's shares on redemption though expected to remain at $1.00 per share may be more or less than the cost of such shares to the shareholder, depending upon the value of a Money Fund's portfolio securities at the time of such redemption or repurchase. Shares do not earn dividends on the day a redemption is effected. (See "Daily Dividends, Distributions and Taxes" for a discussion of the tax consequences of a redemption.)

    To redeem shares, the registered owner or owners should forward a letter to the Money Funds containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone. If you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Money Funds prior to 12:00 Noon. (See "Additional Shareholder Services -- Telephone Redemption and Exchange

Privilege.") If a shareholder's securities dealer offers an automatic sweep service, the sweep will automatically transfer from the Money Fund account sufficient cash to cover any debit balance that may occur in your cash account. Shares of the Money Funds redeemed prior to 1:00 p.m. through an automatic sweep service will be eligible for same day federal funds wiring.

    If the total value of the shares being redeemed exceeds $50,000 or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

    The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming shares and obtaining the redemption proceeds.

    A Money Fund may request in writing that a shareholder whose account in a Money Fund has an aggregate balance less than $250 increase his account to at least that amount within 60 days. If the shareholder fails to do so, such Money Fund reserves the right to close such account and send the proceeds to the shareholder. A Money Fund will not redeem involuntarily any shareholder account based solely on the market movement of such Money Fund's shares.

    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the exchange is deemed to be restricted under rules of the SEC, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Money Fund of its portfolio securities is not reasonably practicable, or as a result of which it is not reasonably practicable for a Money Fund to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of shareholders. Generally, redemption will be made by payment in cash or by check. For information concerning circumstances in which redemptions may be effected through the delivery of in kind portfolio securities, see the Statement of Additional Information.

Additional Shareholder Services

    Exchange Privilege. Shares of each Money Fund can be exchanged for shares of the other Money Fund. Shareholders whose initial investment was directly into a Money Fund may exchange such shares into either class of the International Funds or the Focus Funds. Shares of each Money Fund established pursuant to Winthrop's exchange privilege will be eligible for exchange into the International Funds or Focus Funds provided that the exchange is directed into the same class of shares upon which the initial investment was made. Exchanges may be made by mail or telephone (see "Additional Shareholder Services -- Telephone Redemption and Exchange Privilege"). Unless otherwise indicated on the initial Share Purchase Application or by written notice to the Money Funds or its Transfer Agent, shareholders whose initial investment was invested directly into a Money Fund will, upon an exchange request, automatically be exchanged into Class A shares of the requested International Funds or Focus Funds. The exchange privilege for the Interna-tional Funds and the Focus Funds is available only in states in which shares of the relevant International Fund or Focus Fund may be legally sold. A prospectus for the International Funds and the Focus Funds may be obtained from the address or telephone number listed on the cover page of this Prospectus. An exchange is effected on the basis of each Money Fund's relative net asset value per share next computed following receipt of an order for such exchange from the shareholder.

    The Money Funds impose no separate charge for exchanges. A shareholder will not be assessed any contingent deferred sales charge at the time of an exchange between any of the Money Funds, International Funds or Focus Funds. However, shares of the Money Funds established through an exchange of shares subject to a contingent deferred sales charge will be charged at the time of redemption. The period of time during which a shareholder owns shares in any of the Money Funds, International Funds or Focus Funds will be used to determine the applicable contingent deferred sales charge. A shareholder will pay a higher 12b-1 Fee when exchanging shares of the Money Funds (.25 of 1% annually) for Class A shares of the Focus Funds (.30 of 1% annually) or Class B shares of the International Funds or Focus Funds (1% annually).

    There is no sales load associated with the purchase and sale of shares of the Money Funds. However, a shareholder may be subject to sales charges upon exchanging shares of the Money Funds for Class A shares of the International Funds and Focus Funds. Currently, Class A shares of the International Funds and Focus Funds have initial sales loads of 5.75% and 4.75%, respectively, while Class B shares of the International Funds and Focus Funds are subject to a contingent deferred sales charge which declines from 4% during the first year of investment to zero after four years. A prospectus describing the sales charges associated with either the International Funds or Focus Funds can be obtained from the address or phone number at the beginning of this Prospectus.

    The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short term swings in the stock market by engaging in frequent transactions in and out of the Money Funds, International Funds and Focus Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

    Shareholders should be aware that an exchange is treated for federal income tax purposes as a sale and purchase of shares which may result in realization of a gain or loss.

    Exchanges of shares are subject to the other requirements of the applicable fund into which exchanges are made. Annual fund operating expenses for such other fund may be higher than the funds exchanged from.

    Automatic Monthly Investment Plan. Any shareholder may elect on the Share Purchase Application to make additional investments in a Money Fund automatically, by authorizing the Money Funds to draw on the shareholder's designated bank account regularly by check.

    A shareholder may change the date (either the 10th, 15th or 20th of each month) or amount (subject to a minimum of $25) of the shareholder's monthly investment at any time by letter to the Money Funds at least three business days before the change becomes effective. The plan may be terminated at any time without penalty by the shareholder or the Money Funds.

    Automatic Exchange Plan. Shareholders may authorize Winthrop to exchange an amount established in advance automatically for shares of the other Money Fund or shares of the International Funds or Focus Funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum exchange into another Winthrop Fund under the Automatic Exchange Plan is $50. These exchanges are subject to the terms of the Exchange Privilege described above (see "Additional Shareholder Services -- Exchange Privilege").

    Dividend Direction Option. Shareholders may elect on the Share Purchase Application to have their dividends paid to another individual or directed for reinvestment into the other Money Fund or into the International Funds or Focus Funds provided that an existing account in such other fund is maintained by the shareholder.

    Systematic Withdrawal Plan. Any shareholder who owns or purchases shares of a Money Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder or a third party will receive payment by check in a stated amount of not less than $50 on a monthly, quarterly, semi-annual or annual basis. A contingent deferred sales charge which may otherwise be imposed on a withdrawal redemption (via an exchange from the International Funds or Focus Funds) will be waived in connection with redemptions made pursuant to Winthrop's systematic withdrawal plan up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestment) not to exceed 10% over any 12-month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver.

    Checkwriting Privileges. Shareholders may redeem shares by writing checks against their account balance for at least $100. Investments in the Money Funds will continue to earn dividends until a shareholder's check is presented to the Money Funds for payment. Checks will be returned by the Money Funds'

Transfer Agent if there are insufficient shares to meet the withdrawal amount. Shareholders should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written. There is currently no charge to shareholders for checkwriting, but the Money Funds reserve the right to impose a charge in the future. The Money Funds may modify, suspend or terminate checkwriting privileges at any time upon notice to shareholders and will terminate checkwriting privileges without notice for accounts whose assets are exchanged completely out of the Money Funds. In addition, UMB Bank, n.a., as agent for the Transfer Agent in processing redemptions via the checkwriting privilege, reserves the right to terminate checkwriting privileges at any time without notice to shareholders. Checkwriting privileges will not be available for accounts whose shares are subject to a contingent deferred sales charge.

    Telephone Redemption and Exchange Privilege. A shareholder is eligible to withdraw up to $50,000 per day from such shareholder's account, via telephone orders (toll free) (800) 225-8011 given to the Money Funds by the shareholder or the shareholder's investment dealer of record. A shareholder may also exchange assets via telephone from such shareholder's account to the Class A or Class B shares of the International Funds and Focus Funds. Each Money Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures include the requirement that redemption or exchange orders must include the account name and the account number as registered with the Money Funds. The minimum amount for a wire transfer is $1,000. Proceeds of telephone redemptions may also be sent by automated clearing house funds to a shareholder's designated bank account. Neither the Money Funds, the Adviser, the International Funds, the Focus Funds, nor any transfer agent for any of the foregoing will be responsible for following instructions communicated by telephone that are reasonably believed to be genuine and, accordingly, investors bear the risk of loss. The Telephone Exchange Privilege will be offered automatically unless a shareholder declines such option on the Share Purchase Application or by writing to the Money Funds' Transfer Agent at the address listed on the back cover page of this Prospectus.

    Timing of Redemptions and Exchanges. If a redemption or exchange order for a Money Fund is received on a Money Fund Business Day prior to the close of the regular session of the NYSE, which is generally 4:00 p.m. New York City time, the proceeds will be transferred as soon as possible, normally on the next Money Fund Business Day, and shares of each Money Fund will be priced that Money Fund Business Day. If the redemption or exchange order is received after the close of the regular session of the NYSE, shares of each Money Fund will be priced the next Money Fund Business Day and the proceeds will be transferred the next Money Fund Business Day after pricing. A shareholder also may request that proceeds be sent by check to a designated bank. Exchanges are made without any charge by the Money Funds.

    Purchases by check may not be redeemed by a Money Fund until after a reasonable time necessary to verify that the purchase check has been paid (approximately ten Money Fund Business Days from receipt of the purchase check). When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two Money Fund Business Days after the purchase by wire. Bank acknowledgment of payment initialed by the shareholder may shorten delays.
    Additional information concerning these Additional Shareholder Services may be obtained by contacting the Money Funds' Transfer Agent at the address or telephone number listed on the back cover page of this Prospectus.

                               NET ASSET VALUE

    The net asset value per share for purchases and redemptions of shares of each Money Fund is determined as of the close of the regular session of the NYSE, which is generally 4:00 p.m., New York City time, on each day that trading is conducted during such session on the NYSE. In accordance with the Money Funds' Agreement and Declaration of Trust and By-Laws, net asset value for each Money Fund is determined separately by dividing the value of each Money Fund's assets less its liabilities, by the total number of each Fund's shares then outstanding. The Net Asset Value is expected to be maintained at a constant $1.00 per share although this price is not guaranteed. For purposes of this computation, the securities in each Money Fund's portfolio are valued at amortized cost, which minimizes the effect of changes in a security's market value and helps maintain a stable $1.00 per share price. All expenses, including the fees payable to the Adviser, are accrued daily.

    Events affecting the values of investments that occur between the time their prices are determined and 4:00 p.m. on each day that the NYSE is open will not be reflected in the net asset value of a Money Fund's shares unless the Adviser, under the supervision of such Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the net asset value of a Money Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such Money Fund.

                   DAILY DIVIDENDS, DISTRIBUTIONS AND TAXES

    Dividends from net investment income are declared daily and paid monthly. Net investment income consists of all accrued interest income on Money Fund assets less the Money Fund's expenses applicable to that dividend period. There is no fixed dividend rate and there can be no assurance that a Money Fund will distribute any net investment income. The amount of any distribution paid by each Money Fund depends upon the realization by the Money Fund of income from that Money Fund's investments. All distributions will be made to shareholders of a Money Fund solely from assets of that Money Fund.

    Distributions by the Money Funds may also be subject to certain state and local taxes. Each year, by January 31, the Money Funds will send tax information stating amount and type of all its distributions for the year just ended.

    Each Money Fund intends to qualify as a regulated investment company under Subchapter M of the Code, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed.


                               RETIREMENT PLANS

    Each of the Money Funds may be a suitable investment vehicle for part or all of the assets held in various tax-sheltered retirement plans such as Traditional, Educational and ROTH IRA's, SEP's, SIMPLE plans and other pension and profit-sharing plans. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Winthrop Funds selected. Persons desiring information concerning these plans should write or telephone the Money Funds or the Money Funds' Transfer Agent. For a more detailed explanation of the retirement plans offered by the Money Funds, see the Money Funds' Statement of Additional Information.

                             GENERAL INFORMATION

Capitalization

    The Opportunity Funds were organized as a Delaware business trust under the laws of Delaware on May 31, 1995. The Opportunity Funds have an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series, and an unlimited number of classes. The Opportunity Funds are currently divided into the Money Funds and the International Funds, each of which are divided into two series. Each share of each Money Fund is normally entitled to one vote (with proportional voting for fractional shares). Generally, shares of both Money Funds vote as a single series on matters that affect all Money Funds in substantially the same manner. As to matters affecting each Money Fund separately, such as approval of the investment advisory agreement, shares of each Money Fund would vote as separate series. The Money Funds will not have annual meetings of shareholders so long as at least two-thirds of the Trustees then in office have been elected by the shareholders. Section 16(c) of the 1940 Act provides certain rights to shareholders which the Money Funds will honor regarding the calling of meetings of shareholders and other communications with shareholders. Trustees may also call meetings of shareholders from time to time as the Trustees deem necessary or desirable.

    Shares of a Money Fund are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Money Fund, are entitled to receive the net assets of that Money Fund. Shareholders have no preemptive rights.

Distributor

    Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, serves as the Money Funds' Distributor.

Custodian, Dividend Disbursing Agent and Transfer Agent


    Citibank, N.A. acts as Custodian for the securities and cash of the Money Funds, but plays no part in deciding on the purchase or sale of portfolio securities. FPS Services, Inc. acts as dividend disbursing agent, registrar and transfer agent.

Information for Shareholders

    Any shareholder inquiry regarding the Money Funds or the status of the shareholder's account can be made to the Money Funds by mail or by telephone at the address or telephone number listed in front of this Prospectus or to FPS Services, Inc. at the address on the back cover of this Prospectus.

    Following any purchase or redemption, a shareholder will receive a statement confirming the transaction. Annual audited and semi-annual unaudited financial statements, which include a list of investments held by the Money Funds, will be sent to shareholders.

Year 2000 Compliance

    As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can distinguish between the year 2000 and the year 1900. Failure to adequately address this issue could have potentially serious repercussions to the Funds and their respective shareholders as the Funds are dependent on the smooth functioning of the computer software and operating systems of their respective Advisers, Distributor, Custodian and Transfer Agent. The Adviser is in the process of working with the Funds' service providers to prepare for the year 2000 and expects that both it and such service providers will be year 2000 compliant on a timely basis. As of the date of this Prospectus, the Funds do not expect that they will incur significant operating expenses or be required to incur material costs to be year 2000 compliant.

                               WINTHROP MONEY FUNDS
                             SHARE PURCHASE APPLICATION

WINTHROP MONEY FUNDS                For assistance in filling out this
c/o FPS Services, Inc.              application call: (800) 225-8011 (Option #2)
P.O. Box 61503
(3200 Horizon Dr.)
King of Prussia, PA 19406-0903

(1) TYPE OF ACCOUNT                                  Date ______________, 199___
    [ ] New Account    [ ] Existing Account #__________________________

(2) INVESTMENT SELECTION -- Please make checks payable to Winthrop Mutual Funds.

    WINTHROP FUND NAME                AMOUNT
    Municipal Money Fund (042)        $_________ Initial Investment Minimum per
                                                 Money Fund: $250; Subsequent
                                                 Investment Minimum: $25.
    U.S. Government Money Fund (043)  $_________ Minimums are waived for SEP,

                                                 SIMPLE, 401K, 403B and 457
                                                 plans.
    Total                             $_________

(3) SHARE REGISTRATION
    [ ] Individual _______________________  ____________________________________
                             Name                    *Joint Owner, if any

    [ ] Gift to Minor _____________________ as custodian for __________________.
                        Name of Custodian                      Name of minor

        under the _______ Uniform Gift to Minors Act. (Reference social security
                   State                     # of minor in space provided below)

    [ ] Other __________________________________________________________________
                        Name of corporation, organization, trust, etc.

        Address ________________________________________________________________
                                            Street

                ________________________________________________________________
                      City                      State                   Zip Code

        Phone Number (___) _______  Social Security or Taxpayer ID #** _________
        * In the event of co-owners, a joint tenancy with right of survivorship will be assumed unless otherwise indicated.
        ** Required to open an account.

(4) CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER -- Required by federal tax law to avoid 31% backup withholding: By signing, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box below.
    [ ] I am subject to backup withholding.
    The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

    ____________________________________________________    ____________________
                      Signature                                     Date

(5) SHAREHOLDER AUTHORIZATION (MUST BE SIGNED BY APPLICANT)
    Telephone Exchange Privilege -- I understand that unless I have checked the box below, this privilege will automatically apply.
    [ ] I do not elect the telephone exchange privilege.
    (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations)
    If I choose to use Winthrop's telephone exchange privilege, please direct my exchange into the following share class:
    [ ] A or [ ] B (check one).
    Telephone Redemption Privilege -- I hereby authorize the Money Funds or its transfer agent to effect the redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent as follows:
    [ ] Mail Redemption proceeds to the name and address in which my Fund
        Account is registered.
    [ ] Deposit via automated clearing house to the commercial bank referenced in Section 11.

    [ ] Wire Redemption proceeds to the Bank referenced in Section 11 and charge my Fund account the applicable wire fee.

    (NOTE: The maximum telephone redemption amount is $50,000. Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days).
    By selecting any of the above telephone privileges, I agree that neither the Money Funds, the International Funds, the Adviser, the Focus Funds, nor any transfer agent for any of the foregoing will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Money Funds reasonably believe to be genuine, and that neither the Money Funds nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Money Funds at any time. I understand and agree that the Money Funds reserve the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.
    I am of legal age and capacity and have received and read the Prospectus and agree to its terms. The person(s), if any, signing on behalf of the investor (i.e. corporation, organization, trust, etc.) represent and warrant that they are authorized to sign this application and purchase, redeem, or exchange shares on behalf of such investor.

    ____________________________________________________    ____________________
    Signature                                               Date

    ____________________________________________________    ____________________
    Signature                                               Date
          (If an institution, please include documentation establishing authorized signatories).

(6) FOR DEALER USE ONLY -- We guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.
    Dealer Name_____________________________  Dealer No.________________________
    Branch Office Name______________________  Branch Office No._________________
    Branch Office Address___________________
    Representative's Name___________________ Representative's No.______________ Representative's Phone No. (___) _______ Authorized Signature______________

    ---------
    FOR DIVIDEND INSTRUCTIONS AND OTHER ACCOUNT OPTIONS, PLEASE COMPLETE THE REVERSE SIDE OF THIS PURCHASE APPLICATION.
--------------------------------------------------------------------------------
(7) CHECKWRITING APPLICATION / SIGNATURE CARD

    Check the Winthrop Money Fund(s) that are to have checkwriting privileges. Minimum check amount: $100.

    [ ] Municipal Money Fund               [ ] U.S. Government Money Fund

    ____________________________________   ____________________________________
      Fund or Brokerage Account Number       Fund or Brokerage Account Number
               (if applicable)                        (if applicable)

    Checkwriting is available only for accounts holding shares not subject to Winthrop's contingent deferred sales charge.


    By signing this checkwriting privilege authorization, the undersigned agree(s): (1) the use of the Money Funds' checkwriting privilege shall be subject to all of the terms and conditions contained in the Money Funds' prospectus in effect at the time each check is presented, and to the rules and regulations as set forth on the reverse side of this form; and (2) each signatory guarantees the genuineness of the other's signature. All registered owner(s) of the Fund(s) must sign below:

    ----------------------------------------------------------------------------
    Account Name(s)        Social Security Number       Authorized Signature(s)*
     as Registered
    ----------------------------------------------------------------------------

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    * For joint accounts, all owners, or their legal representatives, must sign this card.
    [ ] Check here if all signatures are required on checks.
    [ ] Check here if all signatures are not required on checks and indicate number of signatures required.

(8) DIVIDEND OPTIONS -- If no instructions are given, all distributions will be reinvested.

    INCOME DIVIDENDS: (select one)
    [ ] Reinvest dividends     [ ] Pay dividends     [ ] Use Dividend Direction
                                   in cash               Option

    CAPITAL GAINS DISTRIBUTION: (select one)
    [ ] Reinvest capital    [ ] Pay capital gains     [ ] Use Dividend Direction
        gains                   in cash                   Option

    [ ] Dividend Direction Option -- I/we hereby authorize and request that my/our distributions be either (a) paid to the person and/or address designated below or (b) reinvested into my/our account which we currently maintain in another Winthrop Fund:

    a) Name__________________________  b) Winthrop Fund_________________________

    Account or Policy #________________  Existing Acct. #_______________________
    (if applicable)
                                                       Existing Share
    Address_________________________________________   Class: [ ] A or
                                                              [ ] B (check one)*
    City, State, Zip________________________________   * Dividends directed
                                                         between Funds must be
                                                         within the same share
                                                         class.

    (NOTE: Dividend checks that are returned "not forwardable" will be reinvested in additional shares of the Fund at the current net asset value on the date the check is received.)

(9) [ ] AUTOMATIC MONTHLY INVESTMENT PLAN* -- I/we hereby authorize you to draw on my/our bank account an amount of $ ($25 minimum) for an investment in the Money Funds beginning on the 10th, 15th or 20th (circle one) day and continuing on that same day each month.

    ___________________________________  _______________________________________
               Fund Name(s)                         Bank Account Number

    ____________________________________________________________________________
                         Branch Name and Address of Bank

    The Fund requires signatures of bank account owners exactly as they appear on bank records:

    _______________________________  ______  ___________________________  ______
    Individual Account Owner          Date   Joint Account Owner           Date

    *(ATTACH VOIDED CHECK -- Include a blank check from the bank account from which your investment will be made. Write "VOID" across the face of the check, and attach it to this form.)

(10) AUTOMATIC EXCHANGE PLAN OR SYSTEMATIC CASH WITHDRAWAL PLAN -- ($50 minimum). I/we hereby request that Winthrop or any transfer agent of Winthrop (as their agent) make regular exchanges and/or withdrawals beginning the 5th, 10th, 15th or 25th (circle one) day of __________________ 19___.
           (month)

     Check the box(es) below indicating the Plan(s) you would like to participate in:

     [ ] AUTOMATIC EXCHANGE PLAN
     FROM           TO

                                                              Share  Class*                                Frequency
              Fund Name                    Fund Name          (Circle One)            Amount             (Circle One)**
              ---------                    ---------          ------------            ------             ---------------
     __________________________   _________________________      A or B       ___________________________  M Q S A

     __________________________   _________________________      A or B       ___________________________  M Q S A

     __________________________   _________________________      A or B       ___________________________  M Q S A

     __________________________   _________________________      A or B       ___________________________  M Q S A

     * If your account in the Winthrop Money Funds has been established pursuant to a previous exchange from another Winthrop Fund your automatic exchange selection must be directed to the same class as your initial investment in Winthrop.

     ** Monthly, Quarterly, Semi-Annual, or Annual processing.

     (Note: Winthrop's Automatic Exchange Plan may be directed to multiple funds within the Winthrop Focus Funds or Winthrop Opportunity Funds. Automatic Exchanges will only be available for participating accounts with identical registrations.)

     [ ] SYSTEMATIC CASH WITHDRAWAL PLAN -- (Minimum initial purchase $10,000).

     MONEY FUND NAME                     AMOUNT
     ---------------                     ------


     ____________________________   ________________  [ ] monthly  [ ] quarterly
                                                      [ ] semi-annually
                                                      [ ] annually

     ____________________________   ________________  [ ] monthly  [ ] quarterly
                                                      [ ] semi-annually
                                                      [ ] annually

     Payments under this Plan should be sent:
     [ ] by check to the name and address in which my/our fund account is registered.
     [ ] by automated clearing house "ACH" deposits to my Bank account referenced in Section 11.
     [ ] by wire to the Bank and account referenced in Section 11 and charge my
         Money Fund account the applicable wire fee.
     [ ] by check to the Special Payee referenced below:

         Name of Payee____________________  Account or Policy #_________________
                                            (if applicable)
         Address________________________________________________________________
         (NOTE: Systematic withdrawals selected on a semi-annual or annual basis are not eligible for Winthrop's CDSC waiver)

(11) BANK ACCOUNT INFORMATION* (To be completed if applicable under Sections 5 or 10).

     ___________________________________________  ______________________________
                  Name of Bank                       Branch (if applicable)

     ___________________________________________  ______________________________
      Name in which Bank Account is Established         Bank Account Number

     *(ATTACH VOIDED CHECK -- Include a blank check from your bank account. Write "VOID" across the face of the check, and attach it to this form).

(12) CONSOLIDATED ACCOUNT STATEMENTS -- If you prefer to receive one quarterly combined statement instead of individual account statements please reference the Winthrop Fund name (include share class) and account numbers that you would like consolidated.

     ____________________________________  _____________________________________
        Fund Name/Class/Account Number         Fund Name/Class/Account Number

     ____________________________________  _____________________________________
        Fund Name/Class/Account Number         Fund Name/Class/Account Number

--------------------------------------------------------------------------------

                       CHECKWRITING TERMS AND CONDITIONS

1. REDEMPTION AUTHORIZATION: The Signatory(s) whose signature(s) appear on the reverse side, intending to be legally bound, hereby agree each with the other and with UMB Bank, n.a. ("Bank") that the Bank is appointed agent for such person(s) and, as such agent, is directed to request FPS Services, Inc., the Transfer Agent of the Winthrop Money Funds (each a "Fund" and collectively the "Funds"), to redeem shares of the Fund registered in the name of such Signatory(s) upon receipt of, and in the amount of, checks drawn upon the above numbered account. The Fund or its Transfer Agent shall deposit the proceeds of such redemptions in said account or otherwise arrange for application of such proceeds to payments of said checks. The

   Bank and the Transfer Agent are expressly authorized to commingle such proceeds in this account with the proceeds of the redemption of the shareholders of the Fund. The Signatory(s) understand that the Bank may also act as an agent and custodian for the Fund. The Bank and Transfer Agent are expressly authorized to honor checks as redemption instructions hereunder and may require signature guarantees in accordance with the policies stated in the Prospectus, but neither the Fund's Transfer Agent, the Bank, the Funds, the Funds' Adviser nor any clearing agent of the foregoing shall be liable for any loss or liability resulting from the absence of any such guarantee.

2. CHECK PAYMENT: The Signatory(s) authorize and direct the Bank to pay each check presented hereunder, subject to all laws and Bank rules and regulations pertaining to checking accounts. In addition, the Signatory(s) agree that: (a) No check shall be issued or honored, or any redemption effected, in an amount less than stated in the Prospectus; (b) No check shall be issued or honored, or redemption effected, for any amounts represented by shares unless payment for such shares has been made in full and any checks given in such payment have been collected through normal banking channels; (c) No check shall be honored unless the Fund has provided the Bank, from the proceeds of redemption or otherwise, collected funds for the payment of such check; (d) Checks issued hereunder cannot be cashed over the counter at the Bank; and (e) Checks shall be subject to any further limitations set forth in the Prospectus issued by the Fund including without limitation any additions, amendments and supplements thereto.

3. DUAL OWNERSHIP: If more than one person is indicated as a registered owner of the shares of the Fund, such as by joint ownership ownership in common or tenants by the entirety, then (a) each registered owner must sign the signature card, (b) each registered owner must sign each check issued hereunder unless the parties have indicated on the front of this card that not all Signatory(s) need sign, in which case the Bank and the Transfer Agent are authorized to act upon the indicated number of signatures, and
   (c) each Signatory guarantees to Bank and Transfer Agent the genuineness and accuracy of the signature of the other Signatory(s).

4. TERMINATION: The Bank may at any time terminate this account, related share redemption service and Bank's agency for the Signatory(s) hereto without prior notice by Bank to any of the Signatory(s). The Funds may terminate this checkwriting privilege in accordance with the procedures stated in the Prospectus.

5. HEIRS AND ASSIGNS: These terms and conditions shall bind the respective heirs, executors, administrators and assigns of the Signatory(s).

WINTHROP OPPORTUNITY FUNDS
277 PARK AVENUE, NEW YORK, NEW YORK 10172
Toll Free (800) 225-8011


                       STATEMENT OF ADDITIONAL INFORMATION



                                                               February 27, 1998

This Statement of Additional Information relates to the Winthrop Municipal Money Fund (the "Municipal Fund") and the Winthrop U.S. Government Money Fund (the "Government Fund" and together with the Municipal Fund, the "Money Funds"), each of which is a series of the Winthrop Opportunity Funds and is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated February 27, 1998, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Money Funds at the address or telephone number listed above.


                                TABLE OF CONTENTS


                                                                            PAGE
Investment Policies and Restrictions ......................................    2
Management ................................................................   10
Expenses of the Money Funds ...............................................   14
Purchases, Redemptions and Exchanges ......................................   16
Retirement Plans ..........................................................   19
Net Asset Value ...........................................................   20
Daily Dividends, Distributions and Taxes ..................................   21
Portfolio Transactions ....................................................   26
Investment Performance Information ........................................   26
Shares of Beneficial Interest .............................................   29
General Information .......................................................   30
Financial Statements ......................................................   31
Appendix A -- Securities Ratings ..........................................   32
Appendix B -- Description of Municipal Securities .........................   34

                      INVESTMENT POLICIES AND RESTRICTIONS


     The following investment policies and restrictions supplement should be read in conjunction with the information set forth under the heading "Investment

Objectives and Policies" in the Money Funds' Prospectus. Except as noted in the Prospectus and this Statement of Additional Information, the Money Funds' investment policies are not fundamental and may be changed by the Trustees of the Money Funds without shareholder approval; however, shareholders will be notified prior to a significant change in such policies. The Money Funds' investment restrictions which are fundamental and may not be changed without shareholder approval are indicated under "Fundamental Investment Restrictions" in this Statement of Additional Information.


     It is the policy of the Municipal Fund to seek maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxes by investing principally in a diversified portfolio of municipal securities; it is the policy of the Government Fund to seek maximum current income, consistent with liquidity and safety of principal, by investing in a portfolio of U.S. Government securities. It is the policy of both Money Funds to declare the net investment income associated with their investments as a daily dividend to maintain the net asset value of the Funds at $1.00. (See "Net Asset Value" and "Daily Dividends, Distributions and Taxes.") In addition, one or both of the Money Funds may invest in the securities described below. The Prospectus indicates which particular Money Fund is permitted to invest in, or may be limited in investing in, the following securities.

Securities

     U.S. Government Obligations. The Money Funds may purchase marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.


     Repurchase Agreements. The Money Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities, ^ any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer or any other counterparty allowable under Rule 2a-7 of the Investment Company Act of 1940 (the "Act"). Repurchase agreements permit the Money Funds to keep all of their assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Money Funds require continual maintenance of collateral with an approved custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the Money Funds might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Money Funds might be delayed in selling the collateral. Pursuant to Rule 2a-7 of the ^ 1940 Act, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the Money Funds is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.


     Reverse Repurchase Agreements. The Money Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Money Funds would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Money Funds enter into a reverse repurchase agreement, they would establish and maintain with an approved custodian a segregated account containing liquid securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by the Money Funds for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce the Money Funds' obligations to repurchase the securities and the Money Funds' use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Money Funds or the Securities and Exchange Commission to the extent liquid debt securities are segregated in an amount at least equal to the amount of the liability.

     When-Issued and Delayed-Delivery Securities. The Money Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when-issued" or "delayed-delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.

     When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally ten days to a month, or more, after the date of the commitment. While the Money Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Money Funds may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Money Funds prior to the settlement date. The Money Funds will segregate with their custodian cash or liquid debt securities in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.

     Standby Commitments. The Municipal Fund may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which the Municipal Fund pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Municipal Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Municipal Fund acquires standby commitments solely to facilitate liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Municipal Fund's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

     The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by the Municipal Fund are valued at zero in determining net asset value. Where a Municipal Fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Municipal Fund's portfolio of securities.

     Municipal Securities. The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax - as later described) from Federal income taxes. The municipal securities in which the Municipal Fund invests are limited to those obligations which at the time of purchase are:

     1.   Backed by the full faith and credit of the United States; or

     2. Municipal notes rated MIG-1 or MIG-2 and VMIG-1 or VMIG-2, by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Municipal Fund's adviser; or

     3. Municipal bonds rated Aa or higher by Moody's, AA- or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Municipal Funds' adviser; or

     4. Other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Municipal Fund's adviser.

See Appendix A for a description of municipal ratings and Appendix B for a description of municipal securities.

     Alternative Minimum Tax. The Municipal Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes, such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" for corporation for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of, and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Municipal Fund assets may be invested.

     While the Municipal Fund may invest without limitation in securities subject to AMT, the AMT affects only a small percentage of all taxpaying investors.

     Taxable Securities for the Municipal Fund. The Municipal Fund is, and expects to be, largely invested in municipal securities, but may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of the Municipal Fund's investment, and the Municipal Fund's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less.

     Variable Rate Obligations. The interest rate payable on certain municipal securities in which the Municipal Fund may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Municipal Fund to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities enhances the ability of the Municipal Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by the Municipal Fund may be guaranteed by letters of credit or other credit facilities offered by banking or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Municipal Fund's investment quality requirements.

     Variable rate obligations purchased by the Municipal Fund may include participation interests in variable rate industrial development bonds. Purchase of a participation interest gives the Municipal Fund an undivided interest in certain such bonds. The Municipal Fund can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the financial institution from which it purchased the instrument and, if applicable, draw on the letter of credit for all or any part of the principal amount of the Municipal Fund's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to the Municipal Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Financial institutions retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. No single financial institution will issue its letters of credit with respect to variable rate obligations or participation interests therein covering more than the allowable percentage of the total assets of the Municipal Fund pursuant to Rule 2a-7 of the Act. The Municipal Fund will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by the Municipal Fund from the bonds in which it holds participation interests is exempt from Federal income taxes. The Municipal Fund's adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Municipal Fund on the basis of published financial information, rating agency reports and other research services to which the adviser may subscribe.



     Municipal Leases and Participations Therein. These are obligations in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Income from such obligations is exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referenda, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

     In addition to the "non-appropriation" risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed in many cases the depth of marketability and liquidity associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal obligations. However, in all cases the Municipal Fund will require that a municipal lease purchased by the Municipal Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such lease, the lease is the valid and binding obligation of the governmental issuer.

     Municipal leases and participations will be purchased pursuant to analysis and review procedures which the Municipal Fund's adviser believes will minimize risks to shareholders. It is possible that more than 5% of the Fund's net assets will be invested in municipal leases which have been determined by the Municipal Fund's adviser to be liquid securities. When evaluating the liquidity of a municipal lease, the investment adviser considers all relevant factors including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained. With respect to unrated municipal leases, credit quality is also evaluated.

     General. Net income to shareholders is aided both by the Money Funds' ability to make investments in large denominations and by its efficiencies of scale. Also, the Money Funds may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Money Funds' investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

Rule 2a-7 Under the Investment Company Act of 1940

     The Money Funds will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule.

     Currently, pursuant to Rule 2a-7, the Money Funds may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("Rating Organizations") or, if only one has issued a rating, by that Rating Organization; and (iii) has been determined by the Money Funds' adviser to present minimal credit risks. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Money Funds' adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some Rating Organizations appears in Appendix A attached hereto.

     Under Rule 2a-7, the Money Funds may not invest more than 5% of its assets in the securities of any one issuer other than the United States Government, its agencies or instrumentalities. In addition, the Money Funds may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of Rating Organizations (a "second tier security") if immediately after the acquisition thereof the Money Funds would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

     Securities with a settlement of more than seven days from the date of purchase, as calculated pursuant to Rule 2a-7, are considered by the Securities and Exchange Commission to be illiquid securities in an open-end investment company. The Money Funds are restricted to invest no more than 10% of their net assets in illiquid securities.

Other General Information About the Municipal Fund

     Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offer, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.) The achievement of the Municipal Fund's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Municipal Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. The Municipal Fund may seek to improve income by selling certain securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

Fundamental Investment Restrictions

     The following fundamental investment restrictions are applicable to each of the Money Funds and may not be changed with respect to a Money Fund without the approval of a majority of the shareholders of that Money Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that Money Fund represented at a meeting at which more than 50% of the outstanding shares of the Money Fund are represented or (b) more than 50% of the outstanding shares of that Money Fund, whichever is less. Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by each Money Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     Briefly, these fundamental restrictions provide that each Money Fund may not:

          (1) Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          (2) Issue senior securities, except as permitted under the Investment Company Act of 1940;

          (3) Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Money Funds' investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (4) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Money Funds may be deemed to be an underwriter;

          (5) Purchase real estate or interests therein unless acquired as a result of ownership from investing in securities or other instruments (but this shall not prevent the Money Funds from investing in securities or other interests backed by real estate or securities of companies engaged in the real estate business);

          (6) Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Money Funds becoming subject to registration with the Commodity and Futures Trading Commission as a commodity pool;

          (7) Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Money Fund's total assets and the Money Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class; and

          (8) Borrow money, except that the Money Funds may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Money Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

                                   MANAGEMENT

     The Trustees and principal officers of the Money Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 277 Park Avenue, New York, New York 10172. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Funds as defined by Section 2(a)(19) of the Act.

     *G. Moffett Cochran, 47, Chairman of the Board of Trustees and President of the Opportunity Funds, is President and Chairman of the Adviser. He has been associated with affiliates of the Adviser since 1992. Prior to his association with the Money Funds and the Adviser, Mr. Cochran was a Senior Vice President with Bessemer Trust Companies.

     Robert E. Fischer, 67, Trustee of the Opportunity Funds, has been a Member at the law firm Wolf, Block, Schorr and Solis-Cohen LLP since prior to 1992.

     Martin Jaffe, 51, Trustee, Vice President, Secretary and Treasurer of the Opportunity Funds, is a Managing Director and Chief Operating Officer of the Adviser. He has been associated with affiliates of the Adviser since prior to 1992.

     Wilmot H. Kidd, III, 56, Trustee of the Opportunity Funds, has been President of Central Securities Corporation since prior to 1992.

     John W. Waller, III, 46, Trustee of the Opportunity Funds, has been Chairman of Waller Capital Corporation, an investment banking firm, since prior to 1992.

     James A. Engle, 39, Vice President of the Opportunity Funds, has been associated with affiliates of the Adviser since prior to 1992.

     Brian A. Kammerer, 40, Vice President of the Opportunity Funds, has been associated with affiliates of the Adviser since prior to 1992.

The following table sets forth certain information regarding compensation of the Money Funds' Trustees and officers. No executive officer or person affiliated with the Money Funds received compensation from the Funds for the calendar year ended December 31, 1997 in excess of $60,000.

                               Compensation Table

                                                                                                                          Total
                                                                      Pension or                                      Compensation
                                                                      Retirement               Estimated               From Trust
                                                Aggregate         Benefits Accrued              Annual                  and Fund
                                              Compensation         as Part of Trust          Benefits Upon            Complex Paid
Name and Position                             From Trust(1)           Expenses                Retirement             to Trustees(2)
-----------------                             -------------           --------                ----------             --------------
G. Moffett Cochran                                     $0               None                     None                      $0 (9)
 Trustee
Robert E. Fischer                                  $4,000               None                     None                  $4,000 (4)
 Trustee                                          -------                                                             -------
Martin Jaffe                                           $0               None                     None                      $0 (4)
 Trustee
Wilmot H. Kidd, III                                $8,000               None                     None                  $8,000 (4)
 Trustee                                          -------                                                             -------
John W. Waller, III                               $10,000               None                     None                 $10,000 (4)
 Trustee                                          -------                                                             -------

     The Trustees of the Opportunity Funds who are officers or employees of the Money Funds' adviser or any of its affiliates receive no remuneration from the Opportunity Funds. Each of the Trustees who are not affiliated with the Adviser will be paid a $2,000 fee for each Opportunity Fund board meeting attended. Messrs. Cochran and Jaffe are members of the Executive Committee. Messrs. Fisher, Kidd and Waller are members of the Audit Committee and are paid a $1,000 fee for each Audit Committee meeting attended.

Adviser

     DLJ Investment Management Corp. (the "Adviser"), a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, has been retained under an Investment Advisory Agreement as the Money Funds' investment adviser (see "Management" in the Prospectus). The Adviser was established in 1996 to serve a select group of individual and institutional investors.

----------
     1 The Opportunity Funds anticipate paying each independent Trustee approximately $10,000 in each calendar year.

     2 Represents the total compensation paid to such persons during the calendar year ending December 31, 1997. The parenthetical number represents the number of portfolios (including the Money Funds) for which such person acts as a Trustee, that are considered part of the same fund complex as the Money Funds.

     The Adviser is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities" or the "Distributor"), the distributor of the Funds' shares, which is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., which is in turn an independently operated, indirect subsidiary of The Equitable Companies, Incorporated ("ECI"), a holding company controlled by AXA-UAP ("AXA"), a French insurance holding company. The Adviser along with its affiliates are an integral part of the DLJ Securities family, and as one of the oldest money management firms in the country, they maintain a tradition of personalized service and performance. The address of Donaldson, Lufkin & Jenrette, Inc. is 277 Park Avenue, New York, New York 10172. The address of ECI is 787 Seventh Avenue, New York, New York 10019.

     As of July 1, 1997, AXA owns 60.5% of the outstanding shares of the common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, on July 1, 1997, 18.2% of the issued ordinary shares (representing 28.2% of the voting power) of AXA were directly or indirectly owned by Finaxa, a French holding company ("Finaxa"). Such percentage of interest includes the interest of Colisee Vendome, a wholly-owned subsidiary of Finaxa, which owned 3.1% of the issued ordinary shares (representing 2.7% of the voting power) of AXA and the interest of les Ateliers de construction du Nord de la France- ANF ("ANF"), a 95.4% owned subsidiary of Finaxa, which owned 0.2% of the issued ordinary shares (representing 0.3% of the voting power) of AXA. As of July 1, 1997, 61.5% of the issued ordinary shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 23.7% of the issued ordinary shares (representing 14.7% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa and its subsidiaries on July 1, 1997, the Mutuelles AXA directly and indirectly owned 24.8% of the issued ordinary shares of AXA (representing 35.9% of the voting power). Acting as a group, the Mutuelles AXA will continue to control AXA and Finaxa.


     The Investment Advisory Agreement dated October 22, 1996 (the "Investment Advisory Agreement") was approved by the Board of Trustees of the Winthrop Opportunity Funds on October 22, 1996 and by the then shareholders on January 24, 1997 and became effective on the same date. The Investment Advisory Agreement is reviewed annually by the Board of Trustees and was most recently reapproved on July 17, 1997. The Investment Advisory Agreement continues in force for successive twelve month periods provided that such continuation is specifically approved at least annually by a majority vote of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Under the Investment Advisory Agreement, the Adviser is paid a management fee equal to .40 of 1% of the average daily net assets of the Money Funds which are reduced to .35% of the average daily net assets in excess of $1 billion.

     Pursuant to the terms of the Investment Advisory Agreement, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to the Money Funds.


     For the period from the inception of the Money Funds on February 24, 1997 through October 31, 1997, the Municipal Fund and the Government Fund paid the Adviser fees of $80,171 and $68,375, respectively.

     The Fund intends to enter into arrangements with certain broker-dealers (including affiliates of the Distributor) whose customers are Fund shareholders pursuant to which the broker-dealers may perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to certain inquiries regarding the Fund's performance and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, may reimburse the broker-dealers at cost for personnel expenses involved in providing the services.



                           EXPENSES OF THE MONEY FUNDS

General

     In addition to the payments to the Adviser under the Investment Advisory Agreement, each Money Fund pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees and commissions.

     As to the obtaining of clerical and accounting services not required to be provided to the Money Funds by the Adviser under the Investment Advisory Agreement, the Money Funds may employ their own personnel. For such services, they also may utilize personnel employed by the Adviser or their affiliates. In such event, the services shall be provided to the Money Funds at cost and the payments therefor must be specifically approved in advance by the Money Funds' Trustees, including a majority of its disinterested Trustees.

Distribution Agreement

     Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Money Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for each Money Fund (the "12b-1 Plans") to permit such Money Fund directly or indirectly to pay expenses associated with the distribution of shares.

     Pursuant to the Distribution Agreement and the 12b-1 Plans, the Treasurer of the Money Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the Money Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Money Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was initially approved by each Money Fund's Trustees on October 22, 1996 and by the then shareholders on January 24, 1997. The Distribution Agreement was most recently reviewed and reapproved on July 17, 1997. All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Money Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Money Fund's 12b-1 Plan may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of a Money Fund or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of a Money Fund on not more than 60 days notice to any other party to the agreement, and any agreement, but not the 12b-1 Plans, will terminate automatically in the event of assignment.

     An initial concession or ongoing maintenance fee may be paid to broker-dealers on sales of both Money Funds' shares. Pursuant to the Money Funds' 12b-1 Plans, if such fee is paid, the Distributor is then reimbursed for such payments with amounts paid from the assets of such Money Fund. The payments to the broker-dealer, although a Money Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Money Funds. Broker-dealers who sell shares of the Money Funds may provide services to their customers that are not available to investors who purchase their shares directly from the Money Funds. Investors who purchase their shares directly from a Money Fund will pay a pro rata share of such Money Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Money Funds.

     Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the maximum amount payable by the Money Funds under the 12b-1 Plans for distributing shares is .40 of 1% of the average daily net assets during the fiscal year. Currently, each Money Fund pays a distribution services fee each month to the Distributor, with respect to shares of each Money Fund, at an annual rate of up to .25 of 1% of the aggregate average daily net assets attributable to each Money Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The following information supplements that set forth in the Money Funds' Prospectus under the heading "Purchases, Redemptions and Shareholder Services."

Purchases

     Shares of the Money Funds are offered at the respective net asset value per share next determined following receipt of a purchase order in proper form by the Money Funds, the Money Funds' transfer agent, FPS Services, Inc. (the "Transfer Agent"), or by the Distributor. The Money Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m. New York City time on each day that trading is conducted on the New York Stock Exchange (the "NYSE") (see "Net Asset Value").

     Orders for the purchase of shares of a Money Fund become effective at the next transaction time (as stated in the Prospectus) after Federal funds or bank wire monies become available to the Transfer Agent for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds. Investors should note that their banks may impose a charge for this service. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars. All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value. To avoid unnecessary expense to the Money Funds, share certificates representing shares of the Money Fund purchased are not issued for full or fractional shares.



     Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to

2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


Redemptions

     Shares of the Money Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the closing of the regular trading session of the NYSE following the receipt in proper form by the Money Fund of the shares tendered for redemption.

     Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that an appropriate situation exists which would make such a practice detrimental to the best interest of the Money Funds or its shareholders. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

     To redeem shares, the registered owner or owners should forward a letter to the Money Funds containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone as described in the Prospectus. The signature or signatures in the redemption letter must be guaranteed in the manner described below.

     If the total value of the shares being redeemed exceeds $50,000 or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

     The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

Exchanges


     Shares of each Money Fund can be exchanged for shares of the other Money Fund. Shareholders whose initial investment was directly into a Money Fund may exchange such shares into either class of the (i) Winthrop Developing Markets Fund or the Winthrop International Equity Fund, both series of the Winthrop Opportunity Funds (the "International Funds") or (ii) Winthrop Growth Fund, Winthrop Fixed Income Fund, Winthrop Small Company Value Fund, Winthrop Growth and Income Fund and Winthrop Municipal Trust Fund (collectively, the "Focus Funds"). Shares of each Money Fund established pursuant to Winthrop's exchange privilege will be eligible for exchange into the International Funds or Focus Funds provided that the exchange is directed into the same class of shares upon which the initial investment was made. Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.


     In the case of the International Funds or the Focus Funds, the exchange privilege is available only in those jurisdictions where shares of such fund may be legally sold and is subject to the restrictions stated under "Additional Shareholder Services-Exchange Privilege" in the Prospectus. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made.

     Only those shareholders who have had shares in a Money Fund for at least seven days may exchange all or part of those shares for shares of the International Funds or the Focus Funds, and no partial exchange may be made if, as a result, the shareholders' interest in a Money Fund would be reduced to less than $250. The minimum initial exchange into the International Funds or Focus Funds is $250.


     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the relevant fund or class whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

     The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short term swings in the stock market by engaging in frequent transactions in and out of the International Funds and the Focus Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.


     Exchanges of shares are subject to the other requirements of the fund into which exchanges are made. Annual fund operating expenses and distribution fees for such fund may be higher and a sales charge differential may apply. See "Expenses of the Money Funds" and "Additional Shareholder Services - Exchange Privilege" in the Prospectus for a description of these expense differences.

                                RETIREMENT PLANS

     The Government Fund may be a suitable investment vehicle for part or all of the assets held in various tax sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the Money Funds' Transfer Agent. While the Government Fund reserves the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to the types of plans listed below.

Individual Retirement Accounts ("IRA")


     The Adviser has available a prototype form of a Traditional IRA. Under the Code, individuals may currently make IRA contributions of up to $2,000 annually. Married individuals filing jointly may contribute up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to an IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in an IRA is not subject to Federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs under certain circumstances. As with tax-deductible contributions, taxes on the income earned from nondeductible IRA contributions will be deferred until distributed from the IRA.



     The Adviser has availabe a prototype form of the new Roth IRA. Unlike Traditional IRA's, contributions to a Roth IRA are not currently deductible. However, the amounts within the Roth IRA accounts will accumulate tax-free, and qualified distributions from the Money Funds will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRA's. In addition, Roth IRA's are not available to individuals above certain income levels.


     The Adviser also has available a prototype form of the new Education IRA. Like the Roth IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of $500 per account annually. In addition, Educational IRA's are not available to individuals above certain income levels.

Simplified Employee Pension Plan ("SEP/IRA")

     A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and SIMPLE 401(k)

     SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the preceding calendar year the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone Winthrop's shareholder servicing representatives at (800) 225-8011 for more information.

Employer-Sponsored Retirement Plans

     The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more Money Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.


     Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.

Self-Directed Retirement Plans

     Shares of the Money Funds may be suitable for self-directed IRA accounts and prototype retirement plans such as those developed by Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser and Winthrop's Distributor.

                                 NET ASSET VALUE


     Shares of the Money Funds will be priced at the net asset value per share as computed each Money Fund Business Day in accordance with the Agreement and Declaration of Trust and By-Laws. For this purpose, a Money Fund Business Day is any day on which the NYSE is open for business, typically, Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The net asset value of the shares of each Money Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated by taking the sum of the value of each Money Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily. For purposes of this computation, the securities in each Money Fund's portfolio are valued at their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The valuation at amortized cost is in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Money Funds maintain a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality (as defined by the Rule). The Money Funds also purchase instruments which, at the time of investment, have remaining maturities of no more than one year which maturities may extend to 397 days. The Money Funds maintain procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Funds' portfolio holdings by the Adviser at such intervals as the Adviser deems appropriate to determine whether and to what extent the net asset value of the Money Funds calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Adviser will promptly consider what action, if any, should be initiated. In the event the Adviser determines that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (2) withholding dividends of net income on shares, or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Money Funds' net asset value per share will remain constant at $1.00.


                    DAILY DIVIDENDS, DISTRIBUTIONS AND TAXES

     Daily Dividend. The net investment income of the Money Funds is declared daily as a dividend to holders of record, after giving effect to redemptions received during the day, following the determination of net asset value as of the close of business of regular sessions of the NYSE. Net investment income consists of all accrued interest income on the Money Funds' portfolio assets less the Money Funds' actual and accrued expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net investment income.

     Because the net investment income of each Money Fund is declared as a dividend each time the net investment income of the Fund is determined and is expressed by an increase in the number of shares held at a $1.00 price, the net asset value per share of each Money Fund (i.e., the value of the net assets of the Fund divided by the number of shares of the Money Fund outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration, unless (i) there are unusual or extended fluctuations in short-term interest rates or other factors, such as unfavorable changes in the creditworthiness of issuers affecting the value of securities in the Money Fund's portfolio, or (ii) net income is a negative amount. Normally, each Money Fund will have a positive net investment income at the time of each determination thereof. Net investment income may be negative if an unexpected liability must be accrued or a loss realized. If the net investment income of a Money Fund determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Adviser has the authority (i) to reduce the number of shares in each shareholder's account, (ii) to offset each shareholder's pro rata portion of negative net investment income from the shareholder's accrued dividend account or from future dividends, or
(iii) to combine these methods in order to seek to maintain the net asset value per share at $1.00. Each Money Fund may endeavor to restore the net asset value per share to $1.00 by not declaring dividends from net investment income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net investment income which is not declared as a dividend.

     Should the Money Funds incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Money Funds' income for a particular period, the Adviser would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense, loss or depreciation on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

     The Money Funds do not anticipate realizing any long-term capital gains. Distributions of realized capital gains, if any, would normally be paid in November or December. The Money Funds expect to follow the practice of distributing any net realized capital gains to shareholders at least annually. However, if any realized capital gains are retained by the Money Funds for reinvestment and Federal income taxes are paid thereon by the Money Funds, the Money Funds will elect to treat such capital gains as having been distributed to shareholders; as a result, shareholders would be able to claim their share of the taxes paid by the Money Funds on such gains as a credit against their individual Federal income tax liability.

     There is no fixed dividend rate and there can be no assurance that a Money Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Money Fund depends upon the realization by the Money Fund of income and capital gains from that Money Fund's investments. All dividends and distributions will be made to shareholders of a Money Fund solely from assets of that Money Fund.

     Taxation of Distributions. For shareholders' Federal income tax purposes, all distributions by the Money Funds out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Money Funds. Since the Money Funds derive nearly all of their gross income in the form of interest income, and not dividends from domestic corporations, it is expected that for corporate shareholders, none of the Money Funds' distributions will be eligible for the dividends-received deduction under current law.


     For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by the Municipal Fund generally are not subject to Federal income tax. However, distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the AMT. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

     Shareholders of the Money Funds may be subject to state and local taxes on distributions received from the Money Funds and on redemptions of the Money Funds' shares. Under the laws of certain states, distributions of investment company taxable income are taxable to shareholders as dividends, even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by such shareholders, would be exempt from state income tax.

     Shareholders will be advised annually as to the federal (and state, for the Municipal Fund) tax status of dividends and capital gains distributions, if any, made by each Money Fund for the preceding year.


     Tax Qualification of the Money Funds. Each Money Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed. Accordingly, each Money Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Money Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, each Money Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that Money Fund. To the extent possible, each Money Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Subchapter M of the Code also permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is exempt under Section 103(a) of the Code. The Municipal Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for Federal income tax purposes in the hands of their shareholders. Distributions to shareholders of tax-exempt interest earned by the Municipal Fund for the taxable year are therefore not subject to regular Federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described above. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.

     Amendments to the code made in 1993 required that any market discount recognized on a tax-exempt bond is taxable as ordinary income. This rule applies for disposals of bonds purchased after April 30, 1993. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Accordingly, gain on the disposition by a Money Fund of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

     Since the Money Funds are not treated as a single entity for Federal income tax purposes, the performance of one Money Fund will have no effect on the income tax liability of shareholders of another Money Fund.

     Dividend or capital gains distributions with respect to shares of any Money Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Taxation of Investor's Indebtedness. It is unlikely that interest on indebtedness incurred by shareholders to purchase or carry shares of the Money Funds will be deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of the Municipal Fund. The Municipal Fund has not undertaken any investigation as to the users of the facilities financed by bonds in its portfolio.

     Tax Withholding. Each Money Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the Money Funds with a correct taxpayer identification number, who under-reports dividend or interest income, or who fails to certify to the Money Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

     Tax Legislation. Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future. The Municipal Fund will monitor developments in this area and consider whether changes in its objectives or policies are desirable.

     General. The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Money Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by the shareholder, where such amounts are treated as income from U.S. sources under the Code.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this combined Statement of Additional Information in light of their particular tax situations.

     The foregoing discussion is a general summary of certain current Federal income tax laws regarding the Money Funds. The discussion does not purport to deal with all of the Federal income tax consequences applicable to the Money Funds, or to all categories of investors, some of whom may be subject to special rules. Each prospective shareholder should consult with his or her own professional tax adviser regarding federal, state and local tax consequences of ownership of shares of the Money Funds.


                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Trustees of the Money Funds, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Money Funds. Portfolio transactions for the Money Funds are normally effected by brokers.

     The Money Funds have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In general, the securities the

Money Funds will purchase are in over-the-counter markets in which purchases and sales are affected directly with a dealer acting as principal. The dealers impose a mark-up on their cost which is usually not disclosed to the Money Funds. Therefore, the Money Funds will generally make purchases based exclusively on best price, although execution may be a factor in certain circumstances. In placing orders, it is the policy of the Money Funds to obtain the best price and execution for its transactions.


                       INVESTMENT PERFORMANCE INFORMATION

     The Money Funds may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Money Fund. These sources include Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

     These performance figures may be calculated in the following manner:

Yield


     Yield is the net annualized yield based on a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield quotation based on the 7 days ended October 31, 1997 was 2.82% and 4.71% for the Municipal Fund and Government Fund, respectively.

Effective Yield

     Effective yield is the net annualized yield for a specified 7 calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the effective yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

     Effective yield = [(Base Period Return + 1)^(365/7)] - 1.


     The effective yield quotation based on the 7 days ended October 31, 1997 was 2.86% and 4.82% for the Municipal Fund and Government Fund, respectively.


Tax-Equivalent Yield

     Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of each Money Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Money Fund that is not tax-exempt.

     The following chart will illustrate the effects of tax-exempt income versus taxable income.

                      Tax-Exempt Income vs. Taxable Income


     Federal income tax rates in effect for the 1997 calendar year.


                                                                  Federal
                                                                Tax Rates
                          1997 Taxable                         Individual       To Equal Hypothetical Tax-Free Yields of 5%, 7%
                        Income Brackets                            Return      and 9%, a Taxable Investment Would Have To Earn(3)
                        ---------------                            ------
                                                                                       5%                   7%              9%
                                                                                       --                   --              --
$0 - $24,650                                                        15.0%            5.88                 8.24           10.59
------------
$24,651 - $59,750                                                   28.0%            6.94                 9.72           12.50
-----------------
$59,751 - $124,650                                                  31.0%            7.25                10.14           13.04
------------------
$124,651 - $271,050                                                 36.0%            7.81                10.95           14.06
-------------------
Over $271,050                                                       39.6%            8.28                11.59           14.90
-------------

                                                                    Joint
                                                                   Return
                                                                   ------
$0 - $41,200                                                        15.0%            5.88                 8.24           10.59

------------
$41,201 - $99,600                                                   28.0%            6.94                 9.72           12.50
-----------------
$99,601 - $151,750                                                  31.0%            7.25                10.14           13.04
------------------
$151,751 - $271,050                                                 36.0%            7.81                10.95           14.06
-------------------
Over $271,050                                                       39.6%            8.28                11.59           14.90
-------------



     Based on 1997 Federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $50,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.

     There is no guarantee that a fund will achieve a specific yield. While most of the income distributed to the shareholders of each Money Fund will be exempt from Federal income taxes, distributions may be subject to state and local taxes.

     Quotations of total return will reflect only the performance of an investment in any Money Fund during the particular time period shown. Each Money Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio

----------
     3 These illustrations assume the Federal alternative minimum tax is not applicable, that an individual is not a "head of household" and claims one exemption and that taxpayers filing a joint return claim two exemptions. Note also that these Federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose Federal adjusted gross income exceeds $121,200 ($60,600 in the case of a married individual filing a separate return), or of (ii) the gradual phaseout of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $121,200 (for single individuals). The effective Federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.

and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Money Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of each Money Fund's shares and the risks associated with each Money Fund's investment objectives, policies and risk considerations.

     In connection with communicating its yield, effective yield or tax-equivalent yield to current or prospective shareholders, each Money Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Any quotations of a Fund's performance are based on historical earnings and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost.


                          SHARES OF BENEFICIAL INTEREST


     Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of January 31, 1998.



                                                                                                                Nature of
Municipal Money Fund              Name and Address                                    % of Class                Ownership
--------------------              ----------------                                    ----------                ---------
                                  Park Ave Partners, Inc.                             17.60                     Beneficial(a)
                                  c/o Quinn Funeral Services
                                  One Bethany Rd., Suite 40
                                  Hazlet, NJ  07730-1661

                                  Hamilton E. James                                   10.36                     Beneficial(a)
                                  Donaldson, Lufkin & Jenrette
                                  277 Park Avenue, 17th Floor
                                  New York, NY  10172

                                  KP Schmidt                                          6.85                      Beneficial(a)
                                  and WH Pool
                                  and JL S Pool
                                  Exec Mary S. Brett Estate
                                  130 Maple Street
                                  Sherborn, MA  01770-1043

                                  Debra Glendening Karmanos                           5.00                      Beneficial(a)
                                  4740 Dow Rdg
                                  Orchard Lake, MI  48324-2327



U.S. Government Money Fund
--------------------------
                                  Robert Winthrop                                     11.32                     Beneficial
                                  c/o Wood Struthers & Winthrop
                                  277 Park Avenue
                                  New York, NY 10172

                                  Floreine J. Winthrop                                5.47                      Beneficial(a)
                                  40 Piping Rock Road
                                  Glen Head, NY  11545-2804


----------
(a)  Such Recordholder disclaims beneficial ownership.

     As of the date of this Statement of Additional Information, the Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of either Fund.


     The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of February 13, 1998, 6,239,432 shares (10.16%) of the Municipal Money Fund and 5,747,913 shares (15.67%) of the U.S. Government Money Fund.



                               GENERAL INFORMATION

Organization and Capitalization

     Winthrop Opportunity Funds was formed on May 31, 1995 as a "business trust" under the laws of the state of Delaware.

     The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Opportunity Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Opportunity Fund for satisfaction of claims arising in connection with the affairs of an Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Opportunity Funds against all liability in connection with the affairs of the Opportunity Funds.

     All shares of the Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval.

Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

Counsel and Independent Auditors

     Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel for the Money Funds.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for the Opportunity Funds.


Additional Information

     This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Funds with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

Financial Statements


     The audited financial statements of each Money Fund for the fiscal year ended October 31, 1997 and the report of the Funds' independent auditors in connection therewith are included in the October 31, 1997 Annual Report to Shareholders. The Annual Report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of the Money Funds' Annual Report by writing or calling the Money Funds at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

                                   APPENDIX A

                               SECURITIES RATINGS



     The following is a description of the ratings given by S&P and Moody's to U.S. municipal and government securities in which the Money Funds are permitted to invest in accordance with Rule 2a-7 of the Act.

Rating of Municipal Obligations

     S&P:

     The two highest ratings of S&P for municipal bonds are AAA (Prime) and AA (High-grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The rating may be modified by the addition of a plus (+) or a minus (-) to show relative standing within the category.

     S&P top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     Moody's:

     The two highest ratings of Moody's for municipal bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Moody's rates a bond in the Aa category as Aa1 if Moody's believes the bond possesses strong attributes within the category.

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and Variable Rate Demand Obligation Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1/VMIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality with margins of protection ample although not as large as in the preceding group.

Commercial Paper Ratings

     S&P:


     Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

     Moody's:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                   APPENDIX B

                      DESCRIPTIONS OF MUNICIPAL SECURITIES


     Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:


1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from those specific future taxes.

3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.


4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

5.   Construction Loan Notes are sold to provide construction financing.
     After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


7. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, and roads, and water and sewer systems. The basic security behind General Obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

8. Revenue Bonds generally are accrued by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

9. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit system, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability or the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

WINTHROP OPPORTUNITY FUNDS
277 PARK AVENUE,
NEW YORK, NEW YORK 10172
Toll Free (800) 255-8011


                       STATEMENT OF ADDITIONAL INFORMATION


                                                               February 27, 1998

     This Statement of Additional Information relates to the Winthrop Developing Markets Fund (the "Developing Markets Fund") and the Winthrop International Equity Fund (the "International Equity Fund" and together with the Developing Markets Fund, the "International Funds"), each of which is a series of the Winthrop Opportunity Funds (the "Opportunity Funds"). The Statement of Additional Information is not a prospectus and should be read in conjunction with the International Funds' current Prospectus dated February 27, 1998, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the International Funds at the address or telephone number listed above.


                             TABLE OF CONTENTS                              Page
                                                                            ----
Investment Policies and Restrictions ......................................    2
Management ................................................................   10
Expenses of the International Funds .......................................   14
Purchases, Redemptions, Exchanges and Systematic Withdrawal Plan ..........   16
Retirement Plans ..........................................................   19
Net Asset Value ...........................................................   21
Dividends, Distributions and Taxes ........................................   22
Portfolio Transactions ....................................................   26
Portfolio Turnover ........................................................   28
Investment Performance Information ........................................   28
Shares of Beneficial Interest .............................................   31
General Information .......................................................   33
Appendix -- Securities Ratings ............................................   35

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following investment policies and restrictions supplement and should be read in conjunction with the information set forth under the heading "Investment Objectives and Policies" in the International Funds' Prospectus. Except as noted in the Prospectus, each International Fund's investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval; however, shareholders will be notified prior to significant change in such policies. Each International Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in "Fundamental Investment Restrictions" in this Statement of Additional Information.

     It is the policy of the Developing Markets Fund to seek long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries; it is the policy of the International Equity Fund to seek long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States. In addition, each International Fund may invest in any of the securities described below.

     Depositary Receipts. The International Funds may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, "Depositary Receipts"). ADRs are American Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are Depositary Receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of each International Fund's investment policies, an International Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

     Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income stream from common stocks but lower than that afforded by a similar nonconvertible fixed income security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the underlying common stock. Each International Fund may invest up to 25% of its assets in foreign convertible securities. Wood, Struthers & Winthrop Management Corp. (the "Adviser") and AXA Asset Management Partenaires (the "Subadviser") currently do not intend to invest over 5% of each International Fund's assets in convertible securities rated below investment grade.

     The market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value when converted into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying security. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Nonconvertible Fixed Income Securities. Each International Fund may invest up to 35% of its total assets in investment grade fixed income securities. Investment grade obligations are those obligations rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investor Service ("Moody's") in the case of long-term obligations and equivalently rated obligations in the case of short-term obligations, or unrated instruments believed by the Adviser or Subadviser to be of comparable quality to such rated instruments. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Fixed income securities in which the International Funds may invest include asset and mortgage backed securities. Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the assets and mortgage backed securities. As a result, if an International Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if an International Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. For a more complete description of Moody's and S&P's ratings, see the Appendix to this Statement of Additional Information. The foregoing investment grade limitation applies only at the time of initial investment and an International Fund may determine to retain in its portfolio securities the issuers of which have had their credit characteristics downgraded.

     Options. The International Funds may purchase and sell call and put options. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer, or seller, of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When an International Fund writes a call option, that Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. An International Fund that sells a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     If an International Fund desires to sell a particular security from its portfolio on which it has written an option, the International Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option). An International Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the International Fund to write another option on the underlying security with either a different exercise price or expiration date or both. An International Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option.


     The International Funds will write only fully "covered" options. An option is fully covered if at all times during the option period, the Fund writing the option owns either (i) the underlying securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or
(ii) an offsetting call option on the same securities at the same or a lower price.

     An International Fund may not write a call option if, as a result thereof, the aggregate of such International Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets. The International Funds may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC").

     The International Funds may also purchase and sell securities index options. Securities index options are similar to options on specific securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. When an International Fund writes an option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or high quality short-term obligations or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

     Each International Fund's successful use of options and financial futures depends on the ability of the Adviser and Subadviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select International securities for investment. The ability of an International Fund to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The inability to close options and futures positions also could have an adverse impact on each International Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the International Funds of margin deposits or collateral in the event of bankruptcy of a broker with whom the International Funds have an open position in an option, a futures contract or related option.

     To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the CFTC, each International Fund is limited to an investment not in excess of 5% of its total assets, except that each International Fund may purchase and sell such instruments, without limitation, for bona fide hedging purposes.

     Forward Foreign Currency Exchange Contracts. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     The International Funds will generally enter into forward contracts only under two circumstances. First, when an International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Adviser or Subadviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the International Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the International Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

     Futures and Options Thereon. The International Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

     Repurchase Agreements. The International Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. Repurchase agreements permit an International Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The International Funds require continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the International Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the International Fund might be delayed in selling the collateral.


     Reverse Repurchase Agreements. The International Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement an International Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time an International Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by an International Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce an International Fund's obligations to repurchase the securities and an International Fund's use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the International Funds or the Securities and Exchange Commission ("SEC") to the extent liquid high-grade debt securities are segregated in an amount at least equal to the amount of the liability.

     Illiquid Investments. Each International Fund may invest up to 15% of its assets in illiquid investments. Under the supervision of the Trustees, the Adviser and Subadviser determine the liquidity of an International Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for an International Fund to sell them promptly at an acceptable price. The staff of the SEC currently takes the position that OTC options purchased by an International Fund, and portfolio securities "covering" the amount of that International Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to such International Fund's limitations on investments in illiquid securities.

     Borrowing. Each International Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), each International Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on an International Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The Adviser and Subadviser do not currently intend to engage in borrowing transactions.

     Securities Lending. The International Funds may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the International Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The International Funds have the right to call such a loan and obtain the securities loaned at any time on five days notice. Cash collateral may be invested in fixed income securities rated at least A or better by S&P or Moody's. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by an International Fund may not exceed 25% of the value of its net assets.

     When Issued, Delayed Delivery Securities and Forward Commitments. The International Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.

     When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While an International Fund will only enter into a forward commitment with the intention of actually acquiring the security, such International Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to an International Fund prior to the settlement date. Each International Fund will segregate with its Custodian cash or liquid high-grade securities in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.

     Privatization. The governments in some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser and Subadviser believe that privatization may offer opportunities for significant capital appreciation and intend to invest assets of the International Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities such as the International Funds to participate in privatization may be limited by local law and/or the terms on which the International Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that certain governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     Investment Companies. Certain markets are closed in whole or in part to International investments by foreigners. The International Funds may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, each International Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the 1940 Act and market availability. The International Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser and Subadviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, an International Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, an International Fund would continue to pay its own management fees and other expenses.

Fundamental Investment Restrictions

     The following fundamental investment restrictions are applicable to each of the International Funds and may not be changed with respect to an International Fund without the approval of a majority of the shareholders of that International Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that International Fund represented at a meeting at which more than 50% of the outstanding shares of the International Fund are represented or (b) more than 50% of the outstanding shares of that International Fund, whichever is less. Except as set forth in the Prospectus, all other investment policies or practices are considered by each International Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     Briefly, these restrictions provide that an International Fund may not:

          (1) purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the International Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the International Fund's total assets may be invested without regard to such 5% and 10% limitations;

          (2) invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the International Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The International Fund's obligations under swaps are not treated as senior securities;

          (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the International Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the International Fund may be deemed to be an underwriter:

          (6) purchase real estate or interests therein;

          (7) purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the International Fund becoming subject to registration with the CFTC as a commodity pool;

          (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the International Fund's total assets and the International Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class; or

          (9) invest in oil, gas or other mineral leases.


                                   MANAGEMENT

     The Trustees and principal officers of the International Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 277 Park Avenue, New York, New York 10172. Those Trustees whose names are preceded by an asterisk are "interested persons" of the International Funds as defined by the 1940 Act.


     *G. Moffett Cochran, 47, Chairman of the Board of Trustees and President of the Opportunity Funds, is President and Chief Executive Officer of the Adviser with which he has been associated since 1992. Prior to his association with the International Funds and the Adviser, Mr. Cochran was a Senior Vice President with Bessemer Trust Companies.

     Robert E. Fischer, 67, Trustee of the Opportunity Funds, has been Member at the law firm Wolf, Block, Schorr and Solis-Cohen LLP since prior to 1992.

     *Martin Jaffe, 51, Trustee, Vice President, Secretary and Treasurer of the Opportunity Funds, is a Managing Director and Chief Operating Officer of the Adviser, with which he has been associated since prior to 1992.

     Wilmot H. Kidd, III, 56, Trustee of the Opportunity Funds, has been President of Central Securities Corporation, since prior to 1992.

     John W. Waller, III, 46, Trustee of the Opportunity Funds, has been Chairman of Waller Capital Corporation, an investment banking firm, since prior to 1992.

     James A. Engle, 39, Vice President of the Opportunity Funds, is a Managing Director and Chief Investment Officer of the Adviser with which he has been associated since prior to 1992.

     Brian A. Kammerer, 40, Vice President of the Opportunity Funds, is a Vice President of the Adviser, with which he has been associated since prior to 1992.

The following table sets forth certain information regarding compensation of the International Funds' Trustees and officers. Except as disclosed below, no executive officer or person affiliated with the International Funds received compensation from the International Funds for the calendar year ended December 31, 1997 in excess of $60,000.


                               Compensation Table


                                                                                                                        Total

                                                                                                                     Compensation
                                                                       Pension or                                     From Trust
                                                Aggregate              Retirement                                      and Fund
                                               Compensation         Benefits Accrued        Estimated Annual           Complex
                                                   From             As Part of Trust          Benefits Upon            Paid to
       Name and Position                         Trust(1)               Expenses              Retirement             Trustees(2)
       -----------------                         --------               --------              ----------             -----------

G. Moffett Cochran, Trustee                      $     0                 None                    None                  $     0(9)
Robert E. Fischer, Trustee                       $ 4,000                 None                    None                  $ 4,000(4)
                                                 -------                                                               -------
Martin Jaffe, Trustee                            $     0                 None                    None                  $     0(4)
Wilmot H. Kidd, III, Trustee                     $ 8,000                 None                    None                  $ 8,000(4)
                                                 -------                                                               -------
John W. Waller, III, Trustee                     $10,000                 None                    None                  $10,000(4)
                                                 -------                                                               -------

----------
(1) The Opportunity Funds anticipate paying each independent Trustee approximately $10,000 in each calendar year.

(2) Represents the total compensation paid to such persons during the year ended December 31, 1997. The parenthetical number represents the number of portfolios (including the International Funds) for which such person acts as Trustee that are considered part of the same fund complex as the International Funds.


                                   ----------

     The Trustees of the Opportunity Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Opportunity Funds. Each of the Trustees who are not affiliated with the Adviser will be paid a $2,000 fee for each board meeting attended. Messrs. Cochran and Jaffe are members of the Executive Committee. Messrs. Fisher, Kidd and Waller are members of the Audit Committee and are paid a $1,000 fee for each Audit Committee meeting attended.

Adviser

     The Adviser, a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, has been retained under an Investment Advisory Agreement as the International Funds' investment adviser (see "Management" in the Prospectus). The Adviser was established in 1871 as a private concern to manage money for the Winthrop family of Boston. From these origins, the Adviser has grown to serve a select group of individual and institutional investors.



     The Adviser is (since 1977) a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities"), the distributor of the International Fund's shares, which is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., which is in turn an independently operated, indirect subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA-UAP ("AXA"), a French insurance and financial services holding company. The Adviser is an integral part of the DLJ Securities family, and as one of the oldest money management firms in the country, it maintains a tradition of personalized service and performance. The address of Donaldson, Lufkin & Jenrette, Inc. is 277 Park Avenue, New York, New York 10172. The address of ECI is 787 Seventh Avenue, New York, New York 10019.

     As of July 1, 1997, AXA owns 60.5 of the outstanding shares of the common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of July 1, 1997, 18.2% of the issued ordinary shares (representing 28.2% of the voting power) of AXA were directly or indirectly owned by Finaxa, a French holding company ("Finaxa"). Such percentage of interest includes the interest of Colisee Vendome, a wholly-owned subsidiary of Finaxa, which owned 3.1% of the issued ordinary shares (representing 2.7% of the voting power) of AXA and the interest of les Ateliers de Construction du Nord de la France-ANF ("ANF"), a 95.4% owned subsidiary of Finaxa, which owned 0.2% of the issued ordinary shares (representing 0.3% of the voting power) of AXA. As of July 1, 1997, 61.5% of the issued ordinary shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies -- (the "Mutuelles AXA") and 23.7% of the issued ordinary shares (representing 14.7% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa and its subsidiaries on July 1, 1997, the Mutuelles AXA directly and indirectly owned 24.8% of the issued ordinary shares of AXA (representing 35.9% of the voting power). Acting as a group, the Mutuelles AXA will continue to control AXA and Finaxa.


     The Investment Advisory Agreement was approved by the Board of Trustees of the International Funds on July 25, 1995 and by the then shareholders, the Adviser and Subadviser, on August 23, 1995 and became effective on the same date. The Investment Advisory Agreement is reviewed annually by the Board of Trustees and was most recently reapproved on July 17, 1997. The Investment Advisory Agreement

continues in force for successive twelve month periods provided that such continuation is specifically approved at least annually by a majority vote of the Trustees who neither are interested persons of the International Funds nor have any direct or indirect financial interest in the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to the terms of the Investment Advisory Agreement, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to the International Funds.


     For the fiscal years ended October 31, 1997, 1996 and 1995, the Developing Markets Fund paid the Adviser fees of $506,870, $419,303 and $24,317, respectively, and the International Equity Fund paid the Adviser fees of $605,376, $528,653 and $50,310, respectively. Such amounts include fees that were subsequently paid to the Subadviser.

     During the fiscal years ended October 31, 1997, 1996 and 1995, the Adviser and Subadviser reimbursed the Developing Markets Fund $139,596, $181,527 and $29,855, respectively, and the International Equity Fund $88,653, $112,542 and $38,839, respectively, for operating expenses.


Subadviser

     The Subadviser has been retained under a subadvisory agreement by the Adviser to assist in the performance of its services to the International Funds.

     The Subadviser, a registered investment advisor, is a wholly-owned subsidiary of AXA. The Subadviser has hired employees from AXA, a company with a long history of providing financial services advice.

     Certain other clients of the Adviser or Subadviser may have investment objectives, policies and risk considerations similar to those of the International Funds. The Adviser or Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by their other clients simultaneously with the International Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of the securities being sold, there may be an adverse effect on price. It is the policy of the Adviser and Subadviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser and Subadviser to the accounts involved, including the International Funds. When two or more of the clients of the Adviser and Subadviser (including the International Funds) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     The Fund intends to enter into arrangements with certain broker-dealers including affiliates of the Distributor whose customers are Fund shareholders pursuant to which the broker-dealers may perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to certain inquiries regarding the Fund's performance and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, may reimburse the broker-dealers at cost for personnel expenses involved in providing the services.



                       EXPENSES OF THE INTERNATIONAL FUNDS

General

     In addition to the payments to the Adviser under the investment advisory agreement, each International Fund pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the SEC and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees and commissions.

     As to the obtaining of clerical and accounting services not required to be provided to the International Funds by the Adviser under the investment advisory agreement or Subadviser under the investment subadvisory agreement, the International Funds may employ their own personnel. For such services, they also may utilize personnel employed by the Adviser, the Subadviser or their affiliates. In such event, the services shall be provided to the International Funds at cost and the payments therefor must be specifically approved in advance by the International Funds' Trustees, including a majority of its disinterested Trustees.

Distribution Plan

     Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the International Funds have adopted a Distribution Agreement (the 'Distribution Agreement') and a Rule 12b-1 Plan for each Class of shares of each International Fund (the "12b-1 Plans") to permit such International Fund directly or indirectly to pay expenses associated with the distribution of shares.

     Pursuant to the Distribution Agreement and the 12b-1 Plans, the Treasurer of the International Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the International Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the International Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was initially approved by each International Fund's Trustees on July 25, 1995 and by the then shareholders on August 23. 1995. The Distribution Agreement was most recently reviewed and reapproved on July 17, 1997. All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the International Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plans may not be amended in order to increase materially the costs which the International Funds may bear pursuant to the 12b-1 Plans without the approval of a majority of the outstanding shares of such International Funds. Each International Fund's 12b-1 Plan may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of an International Fund or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of an International Fund on not more than 60 days notice to any other party to the agreement, and will terminate automatically in the event of assignment.

     With respect to sales of an International Fund's Class B shares through a broker-dealer, the Distributor pays the broker-dealer a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of both Class A shares and Class B shares. Pursuant to the International Funds' 12b-1 Plans, the Distributor is then reimbursed for such payments with amounts paid from the assets of such International Fund. The payments to the broker-dealer, although an International Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the International Funds. Broker-dealers who sell shares of the International Funds may provide services to their customers that are not available to investors who purchase their shares directly from the International Funds. Investors who purchase their shares directly from an International Fund will pay a pro rata share of such International Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the International Funds.

     Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, each International Fund pays a distribution services fee each month to the Distributor, with respect to the Class A shares of each International Fund at an annual rate of up to .25 of 1%, and with respect to the Class B shares of each International Fund the annual rate may be up to 1%, of the aggregate average daily net assets attributable to Class A shares and Class B shares, respectively, of each International Fund.

                      PURCHASES, REDEMPTIONS, EXCHANGES AND
                           SYSTEMATIC WITHDRAWAL PLAN

The following information supplements that set forth in the International Funds' Prospectus under the heading "Purchases, Redemptions and Shareholder Services."

Purchases

     Shares of the International Funds are offered at the respective net asset value per share next determined following receipt of a purchase order in proper form by the International Funds, the International Funds' transfer agent, FPS Services, Inc. (the "Transfer Agent"), or by the Distributor. The International Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, (the "NYSE") which is generally 4:00 p.m. New York City time on each day that trading is conducted on the NYSE.

     Orders for the purchase of shares of an International Fund become effective at the next transaction time after Federal funds or bank wire monies become available to the Transfer Agent for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds. Investors should note that their banks may impose a charge for this service. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value and with respect to the Class A shares, less any applicable initial sales charge. As a convenience to the investor and to avoid unnecessary expense to the International Funds, share certificates representing shares of the International Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The International Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the International Funds).


     Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to

2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


Redemptions


     Shares of the International Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the International Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B shares and certain redemptions of Class A shares.


     Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interest of the International Funds. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. See the Prospectus for a description of the contingent deferred sales charge which may be applicable to certain redemptions.

     To redeem shares, the registered owner or owners should forward a letter to the Transfer Agent containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone as described in the Prospectus. If the shares are represented by share certificates, investors should forward the appropriate share certificates, endorsed in blank or with blank stock powers attached, to the Transfer Agent with the request that the shares represented thereby or a portion thereof be redeemed at the next determined net asset value per share. The share assignment form on the reverse side of each share certificate surrendered to the Transfer Agent for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, in the alternative, a stock power signed in the same manner may be attached to the share certificate or certificates, or, where tender is made by mail, separately mailed to the Transfer Agent. The signature or signatures on the assignment form must be guaranteed in the manner described below.

     If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

     The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

Exchanges

     Shares of one class of an International Fund can be exchanged for shares of the same class of another International Fund, shares of the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund (collectively, the "Money Funds") and shares of the same class of Winthrop Growth Fund, Winthrop Fixed Income Fund, Winthrop Small Company Value Fund, Winthrop Growth and Income Fund and Winthrop Municipal Trust Fund (the "Focus Funds"). Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.

     In the case of each Money Fund and Focus Fund, the exchange privilege is available only in those jurisdictions where shares of such Fund may be legally sold. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made and the shares exchanged are held by the Transfer Agent.

     Only those shareholders who have had shares in an International Fund for at least seven days may exchange all or part of those shares for shares of the other International Fund, the Money Funds or Focus Funds, and no partial exchange may be made if, as a result, the shareholders' interest in an International Fund would be reduced to less than $250. The minimum initial exchange into another International Fund is $250.

     All exchanges into either of the Money Funds or any of the Focus Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the relevant Money Fund or Focus Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

     The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short term swings in the stock market by engaging in frequent transactions in and out of the International Funds, the Money Funds and the Focus Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

     Exchanges of shares are subject to the other requirements of the fund into which exchanges are made. Annual fund operating expenses for such fund may be higher and a sales charge differential may apply. See "Expenses of Winthrop" and "Additional Shareholder Services - Exchange Privilege" in the Prospectus for a description of these expense differences.


Systematic Withdrawal Plan^

     Shares of an International Fund owned by a participant in the International Funds' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments. A contingent deferred sales charge which would otherwise be imposed will be waived in connection with redemptions made pursuant to the International Funds' systematic withdrawal plan up to 1% monthly or 3% quarterly of an account ^ not to exceed 10% of total market value over any 12 month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. See the Prospectus for a description of the contingent deferred sales charge. The systematic withdrawal plan may be terminated at any time by the shareholder or the International Funds.

     Redemption of shares for withdrawal purposes may reduce or even liquidate an account. While an occasional lump sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000 whichever is less.


                                RETIREMENT PLANS

     Each of the International Funds may be a suitable investment vehicle for part or all of the assets held in various tax sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the International Funds' Transfer Agent. While the International Funds' reserve the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to the types of plans listed below.

Individual Retirement Accounts ("IRA")


     The Adviser has available a prototype form of a Traditional IRA for investment in shares of any one or more International Funds. Under the Code, individuals may currently make IRA contributions of up to $2,000 annually. Married individuals filing jointly may contribute up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to an IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in an IRA is not subject to federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs under certain circumstances. As with tax-deductible contributions, taxes on the income earned from nondeductible IRA contributions will be deferred until distributed from the IRA.

     The Adviser has available a prototype form of the new Roth IRA. Unlike Traditional IRA's, contributions to a Roth IRA are not currently deductible. However, the amounts within the Roth IRA accounts will accumulate tax-free, and qualified distributions from the International Funds will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRA's. In addition, Roth IRA's are not available to individuals above certain income levels.

     The Adviser also has available a prototype form of the new Education IRA for investment in shares of any one or more International Funds. Like the Roth IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of

$500 per account annually. In addition, Educational IRA's are not available to individuals above certain income levels.


Simplified Employee Pension Plan ("SEP/IRA")

     A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and SIMPLE 401(k)

     SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the employer in the preceding calendar year, the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone Winthrop's shareholder servicing representatives at (800) 225-8011 for more information.

Employer-Sponsored Retirement Plans

     The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more International Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.

     Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.

Self-Directed Retirement Plans

     Shares of the International Fund may be suitable for self-directed IRA accounts and prototype retirement plans such as those developed by Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser and Winthrop's Distributor.


                                 NET ASSET VALUE


     Shares of each International Fund will be priced at the net asset value per share as computed each International Fund Business Day in accordance with the International Funds' Agreement and Declaration of Trust and By-Laws. For this purpose, an International Fund Business Day is any day on which the NYSE is open for business, typically, Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.


     The net asset value of the shares of each International Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated by taking the sum of the value of each International Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily. For net asset value determination purposes, securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates (determined at 4:00 p.m. London time) or at such rates as the Trustees may determine. As a result, to the extent an International Fund holds securities quoted or denominated in a foreign currency, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of such International Fund's shares even though there has not been any change in the value of such securities as quoted in the foreign currency. For purposes of this computation, the securities in each International Fund's portfolio are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees believe would accurately reflect their fair value.

     Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of an International Fund's shares may not take place contemporaneously with the determination of the prices of investments held by such International Fund. Events affecting the values of investments that occur between the time their prices are determined and the close of regular trading on the NYSE on each day that the NYSE is open will not be reflected in the net asset value of an International Fund's shares unless the Adviser or Subadviser, under the supervision of such International Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the net asset value of an International Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such International Fund.

     For purposes of the computation of net asset value, each of the International Funds values securities held in its respective portfolios as follows: readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price at the close of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees of the International Funds shall determine in good faith to reflect its fair value.

     Readily marketable securities, including certain options, not listed on an exchange but admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National List (the "List") are valued in like manner. Portfolio securities traded on more than one exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by the Adviser or Subadviser to be over-the-counter (excluding those admitted to trading on the List) are valued at the mean of the current bid and asked prices as reported by such sources as the Trustees of the International Funds deem appropriate to reflect their fair market value. However, fixed-income securities (except short-term securities) may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser or Subadviser to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by an International Fund will be included in the liability section of the Statement of Assets and Liabilities as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the International Funds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The International Funds intend to distribute to shareholders of the International Funds on an annual basis, substantially all of such respective periods' net investment income, if any, for each respective International Fund.

     Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year. Long-term capital gain of a non-corporate shareholder is generally subject to a maximum tax rate of 28% in respect of property held for more than one year and to a maximum tax rate of 20% in respect of property held in excess of 18 months.

     Capital gains (short-term and long-term), if any, realized by each of the International Funds during their fiscal year will be distributed to the respective shareholders shortly after the end of such fiscal year.

     Each income dividend and capital gains distribution, if any, declared by the International Funds on the outstanding shares of any International Fund will, at the election of each
shareholder, be paid in cash or reinvested in additional full and fractional shares of that International Fund at the net asset value as of the close of business on the payment date. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the International Funds from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of each International Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

     There is no fixed dividend rate and there can be no assurance that an International Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each International Fund depends upon the realization by the International Fund of income and capital gains from that International Fund's investments. All dividends and distributions will be made to shareholders of an International Fund solely from assets of that International Fund.

     Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of International Fund shares held for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Each International Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, so that it will not be liable for Federal income taxes to the extent that its net taxable income and net capital gains are distributed. Accordingly, each International Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the International Fund's assets is represented by cash, U.S.

Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the International Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). Foreign currency gains that are not 'directly related' to the International Fund's principal business of investing in stock or securities may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. The Treasury Department has not yet issued any such regulations. For Federal income tax purposes, dividends of net ordinary income and distributions of any net short-term capital gains in excess of any net long-term capital losses are treated as ordinary income of the shareholders, and distributions of net long-term capital gains in excess of any net short-term capital losses are taxable to shareholders as long-term capital gains irrespective of the length of time the shareholder has held shares of the International Fund.

     Since the International Funds are not treated as a single entity for Federal income tax purposes, the performance of one International Fund will have no effect on the income tax liability of shareholders of another International Fund. A dividend or capital gains distribution with respect to shares of any International Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     As a regulated investment company, each International Fund will not be subject to Federal income tax on income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income to shareholders each year but will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, each International Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that International Fund. To the extent possible, each International Fund intends to make such distributions as may be necessary to avoid this excise tax.

     For Federal income tax purposes, dividends that are declared by an International Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they were declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Shareholders will be advised annually as to the Federal tax status of dividends and capital gains distributions made by each International Fund for the preceding year.

     Some of the investment practices of each International Fund are subject to special provisions that, among other things, may defer the use of certain losses of such International Funds and affect the holding period of the securities held by the International Funds and the character of the gains or losses realized. These provisions may also require the International Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as if they were closed out), which may cause such International Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each International Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the International Fund as a regulated investment company.

     The International Funds may make investments denominated in a foreign currency. Gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time an International Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the International Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by an International Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are generally treated as ordinary income or loss. These gains and losses increase or decrease the amount of the International Fund's net investment income available for distribution.

     If an International Fund owns shares in certain foreign investment entities, referred to as passive foreign investment companies ("PFICs"), such International Fund may be subject to Federal income tax, and additional charges in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the entire distribution or gain is distributed by the International Fund to its shareholders. If an International Fund were able and elected to treat a PFIC as a "qualified electing fund," in lieu of the treatment described above, such International Fund would be required each year to include in income, the International Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the International Fund. Proposed Treasury Regulations and newly enacted provisions of the code would each allow certain regulated investment companies to elect to mark-to-market their stock in certain PFICs at the end of each taxable year, whereby the International Fund would include in its taxable income each year any unrealized gain on such PFIC investments. In order to distribute the income includible in the International Fund's income under either election, maintain its qualification as a regulated investment company, and avoid income or excise taxes, such International Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. In the case of the proposed Treasury Regulations, there can be no assurance that these regulations will be finalized in the form proposed or as to the effective date of any such final regulations.

     If, as is expected, more than 50 % of the value of the each International Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, it will be eligible to file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such International Fund. Pursuant to this election a shareholder will: (1) include in gross income (in addition to the taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by such International Fund; (2) treat the shareholder's pro rata share of the foreign income taxes paid by such International Fund as paid by the shareholder; and (3) subject to certain limitations, either deduct the pro rata share of such foreign income taxes in computing the shareholder's taxable income or use it as a foreign tax credit against federal income taxes. Each shareholder will be notified within 60 days after the close of an International Fund's taxable year whether the foreign income taxes paid by an International Fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources derived within each country.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's Federal income tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by each International Fund from its foreign source income will be treated as foreign source income. Each International Fund's gains and losses from the sale of securities, and certain currency gains and losses, will generally be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as dividend income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of foreign income taxes paid by such International Fund. In addition, no deduction for foreign income taxes may be claimed by a shareholder who does not itemize deductions. Shareholders are advised to consult their own tax advisers on the application of the foreign tax credit rules to their own particular circumstances.



     Each International Fund is required to withhold and remit to the U.S.

Treasury 31% of the dividends or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the International Funds with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the International Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

     The foregoing discussion is a general summary of certain current federal income tax laws regarding the International Funds. The discussion does not purport to deal with all of the federal income tax consequences applicable to the International Funds, or to all categories of investors, some of whom may be subject to special rules. Each prospective shareholder should consult with his or her own professional tax adviser regarding federal, state and local tax consequences of ownership of shares of the International Funds.


                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Trustees of the International Funds, the Adviser and Subadviser are responsible for the investment decisions and the placing of the orders for portfolio transactions for the International Funds. Portfolio transactions for the International Funds are normally effected by brokers.

     The International Funds have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the International Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser or Subadviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser or Subadviser. Such services may be used by the Adviser or Subadviser for all of their investment advisory accounts, and accordingly, not all such services may be used by the Adviser or Subadviser in connection with the International Funds. If an International Fund determines in good faith that the amount of transaction costs charged by a broker or dealer is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker or dealer, the International Fund may utilize such broker or dealer although the transaction costs of another broker or dealer are lower. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Investment Advisory Agreement or Subadviser under the Investment Subadvisory Agreement, and the expenses of the Adviser or Subadviser will not necessarily be reduced as a result of the receipt of such information.



     Neither the International Funds, the Adviser nor the Subadviser on behalf of the International Funds have entered into agreements or understandings with any broker or dealer regarding the placement of securities transactions. Because of research or information to the Adviser or Subadviser for use in rendering investment advice to the International Funds, such information may be supplied at no cost to the Adviser or Subadviser and, therefore, may have the effect of reducing the expenses of the Adviser or Subadviser in rendering advice to the International Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser and Subadviser probably does not reduce the overall expenses of the Adviser or Subadviser to any material extent.


     The investment information provided to the Adviser and Subadviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's and Subadviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the International Funds effect securities transactions are used by the Adviser and Subadviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser and Subadviser in connection with the International Funds.

     The International Funds may deal in some instances in equity securities which are not listed on an exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the International Funds seek to deal with the primary market-makers, but when necessary in order to obtain the best price and execution, it utilizes the services of others. In all cases, the International Funds will attempt to negotiate best execution.

     The International Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with DLJ Securities, the International Funds' Distributor or other affiliates in accordance with the provisions of Section 11(a) of the Securities Exchange Act of 1934 referred to below. With respect to orders placed with DLJ Securities for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the International Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, DLJ Securities and its affiliates are restricted as to the nature and extent of the brokerage services they may perform for the International Funds. The SEC has adopted rules under Section 11(a) which permit an investment adviser to a registered investment company, or the adviser's affiliates, to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions.

     To the extent permitted by such rule, DLJ Securities and its affiliates may receive compensation relating to transactions in portfolio securities of the International Funds provided that each International Fund enter into a written agreement, as required by such rules, with that firm authorizing it to retain compensation for such services. The Trustees of the International Funds have granted authorization conforming to the requirements of Section 11(a) to the Adviser and Subadviser to effect transactions in portfolio securities of the International Funds through their affiliates, DLJ Securities and Autranet, Inc.


     For the years ended October 31, 1997, 1996 and 1995, brokerage commissions paid by the Developing Markets Fund were $232,122, $263,491 and $69,888, respectively, and the International Equity Fund were $263,075, $363,085 and $112,747, respectively. DLJ Securities and Autranet, Inc., affiliates of the Advisor and Subadvisor, did not receive any amounts of such brokerage commissions.



                               PORTFOLIO TURNOVER


     Each International Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the year ended October 31, 1997, the portfolio turnover rates for the Developing Markets Fund and the International Equity Fund were 52.8% and 73.9%, respectively. A higher rate involves greater transaction costs to an International Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.


                       INVESTMENT PERFORMANCE INFORMATION

     Each International Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the change in value of $1,000 invested at the maximum public offering price for a period assuming reinvestment of all dividends and distributions.

     Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[(A-B + 1)^6  - 1]
                                    -------------------
                                            CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return will reflect only the performance of an investment in any International Fund during the particular time period shown. Each International Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each International Fund's current yield to yields published for other investment companies and other investment vehicles. Average annual total return and yield should also be considered relative to change in the value of each International Fund's shares and the risks associated with each International Fund's investment objectives, policies and risk considerations. At any time in the future, average annual total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

     From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each International Fund. These sources include Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

     In connection with communicating its yield or average annual total return to current or prospective shareholders, each International Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Quotations of each International Fund's average annual total return will represent the average annual compounded rate of return of a hypothetical investment in each International Fund over periods of 1, 5, and 10 years (or up to the life of each International Fund), and are calculated pursuant to the following formula:

                                   P(1+T)^n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of International Fund expenses (net of certain expenses reimbursed by the Adviser and Subadviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The International Funds may also quote total return that eliminates any applicable initial sales charge or contingent deferred sales charge.


     For the year ended October 31, 1997, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -4.18% and -4.83%, respectively, and +10.02% and +9.23% for Class A and Class B shares, respectively, of the International Equity Fund. Assuming deduction of the maximum sales charge, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -9.69% and -8.64%, respectively, and +3.69% and +5.23% for Class A and Class B shares, respectively, of the International Equity Fund. For the period from inception of the International Funds' investment operations on September 13, 1995 through October 31, 1997, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -2.17% and -2.94%, respectively, and +6.43% and +5.64% for Class A and Class B shares, respectively, of the International Equity Fund. Assuming deduction of the maximum sales charge, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -4.85% and -3.86%, respectively, and +3.51% and +4.75% for Class A and Class B shares, respectively, of the International Equity Fund.

                          SHARES OF BENEFICIAL INTEREST


     Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of January 31, 1998.



                                                                                                                   Nature of
  Developing Markets Fund                    Name and Address                             % of Class               Ownership
  -----------------------                    ----------------                             ----------               ---------

Class A                                 Hamilton E. James                                    12.16                Beneficial(a)
                                        Donaldson Lufkin & Jenrette
                                        277 Park Avenue
                                        New York, NY 10172

                                        Balso and Co.                                         9.74                    Record(a)
                                        c/o Chase Manhattan Bank
                                        PO Box 1768
                                        Grand Central Station
                                        New York, NY  10163-1768

                                        DLJ Growth Fund                                       7.88                    Record(a)
                                        Bank of New York
                                        One Wall Street, 25th Floor
                                        New York, NY 10286

Class B                                 None

  International Equity Fund
  -------------------------
Class A                                 DLJ Growth Fund                                       7.86                    Record(a)
                                        Bank of New York
                                        One Wall Street
                                        25th Floor
                                        New York, NY 10286

                                        Balso and Co.                                         6.95                    Record(a)
                                        c/o Chase Manhattan Bank
                                        PO Box 1768
                                        Grand Central Station
                                        New York, NY  10163-1768

                                        Donaldson Lufkin Jenrette                             6.68                    Record(a)
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        Hamilton E. James                                     6.46                Beneficial(a)
                                        Donaldson Lufkin & Jenrette
                                        277 Park Avenue
                                        New York, NY 10172

                                        Robert Winthrop                                       5.68                Beneficial

                                        c/o Wood Struthers&Winthrop
                                        277 Park Avenue
                                        New York, NY 10172

Class B                                 None


----------
(a)  Such Recordholder disclaims beneficial ownership.

     As of the date of this Statement of Additional Information the Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of either Fund.


     The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of February 13, 1998, 775,732 shares (25.44%) of the Developing Markets Fund and 1,073,833 shares (24.17%) of the International Equity Fund.

                               GENERAL INFORMATION

Organization and Capitalization

     The Trust was formed on May 31, 1995 as a 'business trust' under the laws of the State of Delaware.

     The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the International Funds is liable to the International Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the International Funds or the property of the appropriate International Fund for satisfaction of claims arising in connection with the affairs of an International Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the International Funds against all liability in connection with the affairs of the International Funds.

     All shares of the International Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional International Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Counsel and Independent Auditors

     Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel for the International Funds.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for the Opportunity Funds.

Additional Information

     This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the International Funds with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

Financial Statements


     The audited financial statements of each International Fund for the fiscal year ended October 31, 1997 and the report of the Funds' independent auditors in connection therewith are included in the October 31, 1997 Annual Report to Shareholders. The Annual Report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of the International Funds' Annual Report by writing or calling the International Funds at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds.

                           RATINGS OF CORPORATE BONDS

S&P:

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

     Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

     Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds A-1 because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                Other Information

Item 24   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements for the Winthrop Developing Markets Fund and the Winthrop International Equity Fund

          The following reports and financial statements are incorporated in Part B of this Registration Statement by reference to the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1997:


               Statement of Investments as of October 31, 1997; Statement of Assets and Liabilities as of October 31, 1997; Statement of Operations for the year ended October 31, 1997; Statement of Changes in Net Assets for each of the years ended October 31, 1997 and October 31, 1996; Financial Highlights for the period from September 8, 1995 (commencement of operations) through October 31, 1995, and for the years ended October 31, 1996 and October 31, 1997; Notes to Financial Statements as of October 31, 1997; Report of Ernst & Young LLP, Independent Auditors.



          Included in the Prospectus constituting Part A of this Registration
          Statement:

               Financial Highlights for the period from September 8, 1995 (commencement of operations) through October 31, 1995, and for the years ended October 31, 1996 and October 31, 1997



          Financial Statements for the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund


          The following reports and financial statements are incorporated in Part B of this Registration Statement by reference to the Funds' Annual Report to Shareholders for the period from February 24, 1997 (commencement of operations) through October 31, 1997:

               Statement of Investments as of October 31, 1997; Statement of Assets and Liabilities as of October 31, 1997; Statement of Operations for the period from February 24, 1997 (commencement of operations) through October 31, 1997; Statement of Changes in Net Assets for the period from February 24, 1997

               (commencement of operations) through October 31, 1997; Financial Highlights for the period from February 24, 1997 (commencement of operations) through October 31, 1997; Notes to Financial Statements as of October 31, 1997; Report of Ernst & Young LLP, Independent Auditors.



          Included in the Prospectus constituting Part A of this Registration
          Statement:

               Financial Highlights for the period from February 24, 1997 (commencement of operations) through October 31, 1997

     (b)  Exhibits

          (1)  Form of Agreement and Declaration of Trust+

          (2)  Form of Bylaws+

          (3)  Not Applicable

          (4) (a) Form of Stock Certificate of the Winthorp Developing Markets Fund+

               (b) Form of Stock Certificate of the Winthorp International Equity Fund+

          (5) (a) Form of Investment Advisory Agreement for the Winthrop Developing Markets Fund and the Winthrop International Equity Fund+

               (b) Form of Sub-Advisory Agreement for the Winthrop Developing Markets Fund and the Winthrop International Equity Fund+

               (c) Form of Investment Advisory Agreement for the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund+

          (6)  Form of Distribution Agreement for the Winthrop Opportunity
               Funds+

          (7)  Not Applicable

          (8) Form of Custodial Services Agreement for the Winthrop Opportunity Funds+


          (9) (a) Form of Custody Administration and Agency Agreement for the Winthrop Developing Markets Fund and the Winthrop International Equity+

               (b) Form of Custody Administration and Agency Agreement for the Winthorp Municipal Money Fund and the Winthrop U.S. Government Money Fund+

               (c) Form of Transfer Agent Services Agreement for the Winthrop Developing Markets Fund and the Winthrop International Equity Fund+

----------
+    Previously filed.

               (d) Form of Transfer Agent Services Agreement for the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund+

               (e) Form of Accounting Services Agreement for the Winthrop Developing Markets Fund and the Winthrop International Equity Fund+

               (f) Form of Accounting Services Agreement for the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund+

               (g)  Form of Joint Fidelity Bond for the Winthrop Opportunity
                    Funds

          (10) Legal Opinion+

          (11) Consent of Independent Auditors

          (12) Not Applicable

          (13) (a) Form of Subscription Agreement with initial shareholders for the Winthrop Developing Markets Fund and the Winthrop International Equity Fund+

               (b) Form of Subscription Agreement with initial shareholders for the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund+

          (14) Form of Prototype Retirement Plans+

          (15) (a) Rule 12b-1 Plans for the Winthrop Developing Markets Fund and the Winthrop International Equity Fund+


               (b) Rule 12b-1 Plans for the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund+

          (16) Schedule of Performance Calculation

          (17) (a) Financial Data Schedules**

               (b)  Powers of Attorney+

          (18) Rule 18F-3 Plan+

Item 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not Applicable


----------
+    Previously filed.

**   Included in the Prospectus.

Item 26   NUMBER OF HOLDERS OF SECURITIES

                                  Title of                     Numbers of Record
                                  Class                        Holders (1/31/98)
                                  -----                        -----------------

          Winthrop Developing Markets Fund-Class A                   479
          Winthrop Developing Markets Fund-Class B                   439
          Winthrop International Equity Fund-Class A                 452
          Winthrop International Equity Fund-Class B                 449
          Winthrop Municipal Money Fund                              304
          Winthrop U.S. Government Money Fund                        412

INDEMNIFICATION

     Registrant's Agreement and Declaration of Trust provides that the Trust (for the appropriate Money or Equity Fund) shall indemnify each person who is or has been a trustee or officer of the Trust (including persons who serve, or have served, at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants and counsel fees, incurred in connection with the defense or disposition of any action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a person, except with respect to any matter as to which it has been determined that such person (i)

did not act in good faith in the reasonable belief that such person's action was in the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Investment Advisory Agreements between Registrant and DLJ Investment Management Corp. (for the Money Funds) and Wood, Struthers & Winthrop Management Corp. (for the Equity Funds) (together, the "Advisors") and the Investment Sub-Advisory Agreement among the Registrant, AXA Asset Management Partenaires (the "Sub-Advisor") and Wood, Struthers & Winthrop Management Corp. (the "Sub-Advisory Agreement") provides that Advisors will not be liable thereunder for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Advisors and Sub-Advisor against any liability to Registrant or its security holders to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

     The Sub-Advisory Agreement provides that the Sub-Advisor will indemnify Wood, Struthers & Winthrop Management Corp. and its directors, officers, employees, agents, associates and controlling persons while acting in any capacity set forth in the Sub-Advisory Agreement except such activities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties involved in the conduct of such person's office.

     The Sub-Advisory Agreement provides that Wood, Struthers & Winthrop Management Corp. will indemnify the Sub-Advisor and its directors, officers, employees, agents, associates and controlling persons while acting in any capacity set forth in the Sub-Advisory Agreement except such activities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties involved in the conduct of such person's office.

     The Distribution Agreement between the Registrant and Donaldson, Lufkin & Jenrette Securities Corporation provides that Registrant will indemnify, defend and hold Donaldson, Lufkin & Jenrette Securities Corporation, and any other person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Donaldson, Lufkin & Jenrette Securities Corporation or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

     The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Investment Advisory Agreements between Registrant and the Advisors and the Distribution Agreement between Registration and Donaldson, Lufkin & Jenrette Securities Corporation. The Registrant's

Investment Advisory Agreements are attached hereto as exhibit 6 or have been previously filed, and the Agreement and Declaration of Trust and the Distribution Agreement have been previously filed in response to Item 24.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Equitable Life Assurance Society of the United States (the parent of Advisors' parent) carries for itself and its subsidiaries Directors and Officers Liability Insurance. Coverage under this policy has been extended to directors and officers of the investment companies managed by the Advisors. Under this policy, outside trustees would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board.

Item 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of the Adviser under the caption "Management" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement as well as the Adviser's respective current Forms ADV are incorporated by reference herein

Item 29   PRINCIPAL UNDERWRITERS

     (a) Donaldson, Lufkin & Jenrette Securities Corporation, the Registrant's Distributor (Underwriter) also acts as Distributor for the following investment companies:

          Winthrop Focus Funds: Winthrop Growth Fund, Winthrop Fixed Income Fund, Winthrop Small Company Value Fund, Winthrop Growth & Income Fund and Winthrop Municipal Trust Fund.

     (b) For information required with respect to the directors and officers of the Funds' Distributor, reference is made to the Form BD filed by the Distributor under the Securities Exchange Act of 1934.


     (c)  Not Applicable

Item 30   LOCATION OF ACCOUNTS AND RECORDS

     The majority of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Winthrop Opportunity Funds at 277 Park Avenue, New York, New York 10172 and One Pershing Plaza, Jersey City, NJ 07399 (see "Management" in the Prospectus). Additional records are maintained at the offices of Citibank, N.A., the Registrant's Custodian, 111 Wall Street, New York, New York 10043.

Item 31   MANAGEMENT SERVICES

          Not Applicable

Item 32   UNDERTAKINGS

          (a)  Not Applicable

          (b)  Not Applicable

          (c) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 27th day of February, 1998.

                                             Winthrop Opportunity Funds


                                             By:  /s/ G. Moffett Cochran
                                                  ------------------------------
                                                  Name:   G. Moffett Cochran
                                                  Title:  President

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the date included:

      Signature*                         Title                       Date
      ----------                         -----                       ----

/s/ G. Moffett Cochran          Trustee and President          February 27, 1998
-----------------------
G. Moffett Cochran



/s/ Martin Jaffe                Trustee and Vice President,    February 27, 1998
-----------------------         Secretary and Treasurer
Martin Jaffe



/s/ Robert E. Fischer           Trustee                        February 27, 1998
-----------------------
Robert E. Fischer


/s/ Wilmot H. Kidd III          Trustee                        February 27, 1998
-----------------------
Wilmot H. Kidd III


/s/ John W. Waller III          Trustee                        February 27, 1998
-----------------------
John W. Waller III



----------
* Signature by G. Moffett Cochran pursuant to a Power of Attorney filed with the Securities and Exchange Commission.

                         Index of Exhibits to Form N-1A

Exhibits
--------

(9)(g)     Form of Fidelity Bond Agreement for Winthrop Opportunity Funds
(11)       Consent of Independent Auditors
(16)       Schedule of Performance Calculation
(27)       Financial Data Schedules